                                                                   Exhibit 10.24


                                 FACILITY LEASE


                           MEDITRUST OF ARIZONA, INC.

                            (A DELAWARE CORPORATION)

                                       AS

                                     LESSOR


                                       AND

                        ORNDA HEALTHCORP OF PHOENIX, INC.

                           (A CALIFORNIA CORPORATION)

                                       AS

                                     LESSEE


                          DATED AS OF FEBRUARY 1, 1995

                           FOR THE FOLLOWING PREMISES:

                            ST. LUKE'S MEDICAL CENTER
                     (INCLUDING 14.36 ACRES OF VACANT LAND)
                            1800 E. VAN BUREN STREET
                                PHOENIX, ARIZONA

                            TEMPE ST. LUKE'S HOSPITAL
                               1500 S. MILL AVENUE
                                 TEMPE, ARIZONA

                          TEMPE MEDICAL OFFICE BUILDING
                               1402 S. MILL AVENUE
                                 TEMPE, ARIZONA

                                TABLE OF CONTENTS


ARTICLE 1...............................................................................................    1

         LEASED PROPERTY; TERM; EXTENSIONS..............................................................    1

               1.1.   Leased Property...................................................................    1
               1.2    Term..............................................................................    2
               1.3    [INTENTIONALLY OMITTED]...........................................................    2
               1.4    Extended Terms....................................................................    2

ARTICLE 2...............................................................................................    2

         DEFINITIONS AND RULES OF CONSTRUCTION..........................................................    2

               2.1    Definitions.......................................................................    2
               2.2    Rules of Construction.............................................................   16

ARTICLE 3...............................................................................................   17

         RENT...........................................................................................   17

               3.1    Rent for Land, Leased Improvements, Related Rights and Fixtures...................   17

                      3.1.1      Base Rent..............................................................   17
                      3.1.2      Additional Rent........................................................   17

               3.2.   Quarterly Calculation and Payment of Additional Rent;
                          Reconciliation................................................................   17

                      3.2.1      Quarterly Calculation and Estimate.....................................   17
                      3.2.2      Reconciliation.........................................................   18
                      3.2.3      Deficits...............................................................   18
                      3.2.4      Overpayments...........................................................   18
                      3.2.5      Final Determination....................................................   18

               3.3    Confirmation and Audit of Additional Rent.........................................   18

                      3.3.1.     Maintain Accounting Systems............................................   19
                      3.3.2.     Audit by Lessor........................................................   19
                      3.3.3      Deficiencies and Overpayments..........................................   19
                      3.3.4      Confidentiality........................................................   19

               3.4.   Additional Charges................................................................   20
               3.5    Net Lease.........................................................................   20

               3.6    No Lessee Termination or Offset...................................................   20

                      3.6.1      No Termination.........................................................   20
                      3.6.2      Waiver.................................................................   20
                      3.6.3      Independent Covenants..................................................   21

               3.7    Abatement of Rent Limited.........................................................   21


ARTICLE 4...............................................................................................   17

         IMPOSITIONS; TAXES; UTILITIES; INSURANCE PAYMENTS..............................................   21

               4.1    Payment of Impositions............................................................   21

                      4.1.1      Lessee To Pay..........................................................   21
                      4.1.2      Installment Elections..................................................   21
                      4.1.3      Returns and Reports....................................................   22
                      4.1.4      Refunds................................................................   22
                      4.1.5      Protest................................................................   22

               4.2    Notice of Impositions.............................................................   22
               4.3    Adjustment of Impositions.........................................................   22
               4.4    Utility Charges...................................................................   23
               4.5    Insurance Premium.................................................................   23
               4.6    Deposits..........................................................................   23

                      4.6.1      Lessor's Option........................................................   23
                      4.6.2      Use of Deposits........................................................   24
                      4.6.3      Deficits...............................................................   24
                      4.6.4.     Other Properties.......................................................   24
                      4.6.5.     Transfers..............................................................   24
                      4.6.6      [Intentionally Omitted]................................................   25
                      4.6.7      Return.................................................................   25

ARTICLE 5...............................................................................................   25

         OWNERSHIP OF LEASED PROPERTY AND PERSONAL PROPERTY; INSTALLATION, REMOVAL AND
         REPLACEMENT OF PERSONAL PROPERTY; RESERVES.....................................................   25

               5.1    Ownership of the Leased Property..................................................   25
               5.2    Personal Property; Removal and Replacement of
                            Personal Property...........................................................   25

                      5.2.1      Lessee To Equip Facility...............................................   25
                      5.2.2      Sufficient Personal Property...........................................   25

                      5.2.3       Removal of Personal Property; Lessor's
                                        Option to Purchase..............................................   25
                      5.2.4        Purchase-Money Security Interests and Equipment
                                            Leases......................................................   26

ARTICLE 6...............................................................................................   27

         SECURITY FOR LEASE OBLIGATION..................................................................   27

               6.1    Security for Lessee's Obligations.................................................   27

                      6.1.1      Security...............................................................   27

               6.2    Credit Enhancement................................................................   27

                      6.2.1.     Cash Deposit & Letter of Credit
                      6.2.2      Credit Enhancement Reduction Conditions................................   28
                      6.2.3      Application of Credit Enhancement......................................   29
                      6.2.4      Replenishment of Cash Collateral.......................................   29
                      6.2.5      Interest on Cash Collateral............................................   29

               6.3    Guaranty..........................................................................   30

ARTICLE 7...............................................................................................   30

         CONDITION AND USE OF LEASED PROPERTY; MANAGEMENT AGREEMENTS....................................   30

               7.1    Condition of the Leased Property..................................................   30
               7.2    Use of the Leased Property; Compliance; Management................................   30

                      7.2.1      Obligation to Operate..................................................   30
                      7.2.2      Permitted Uses.........................................................   31
                      7.2.3      Compliance with Insurance Requirements.................................   31
                      7.2.4      No Waste...............................................................   31
                      7.2.5      No Impairment..........................................................   31
                      7.2.6      No Liens...............................................................   31

               7.3    Compliance with Legal Requirements................................................   31
               7.4    Management Agreements.............................................................   32
               7.5    First-Class Operation; Best Efforts to Maximize...................................   32
               7.6    Full Complement of Functions on Leased Property...................................   32

ARTICLE 8...............................................................................................   32

         REPAIRS; RESTRICTIONS..........................................................................   32

               8.1    Maintenance and Repair............................................................   32

                      8.1.1      Lessee's Responsibility................................................   32

                      8.1.2      No Lessor Obligation...................................................   33
                      8.1.3      Lessee May Not Obligate Lessor.........................................   33

               8.2    Encroachments; Title Restrictions.................................................   33

ARTICLE 9...............................................................................................   34

         STRUCTURAL ALTERATIONS AND CAPITAL ADDITIONS...................................................   34

               9.1    Limitations.......................................................................   34
               9.2    Structural Alterations and Construction of Capital Additions......................   34

                      9.2.1      No Encumbrance.........................................................   34
                      9.2.2      Lessee's Proposal......................................................   34
                      9.2.3      Lessor's Options.......................................................   35
                      9.2.4      Lessor May Elect to Finance............................................   35
                      9.2.5      General Restrictions...................................................   35

               9.3    Capital Additions Financed by Lessor..............................................   35

                      9.3.1      Lessee's Financing Request.............................................   35
                      9.3.2      Lessor's General Requirements..........................................   36
                      9.3.3      Payment of Costs.......................................................   37

               9.4    Non-Capital Additions.............................................................   37

ARTICLE 10..............................................................................................   38
         WARRANTIES AND REPRESENTATIONS.................................................................   38
               10.1   Representations and Warranties....................................................   38
                      10.1.1     Existence; Power; Qualification........................................   38
                      10.1.2     Valid and Binding......................................................   38
                      10.1.3     Single Purpose.........................................................   38
                      10.1.4     No Violation...........................................................   38
                      10.1.5     Consents and Approvals.................................................   39
                      10.1.6     No Liens or Proceedings................................................   39
                      10.1.7     No Burdensome Agreements...............................................   39
                      10.1.8     [Intentionally Omitted]................................................   39
                      10.1.9     Adequate Capital, Not Insolvent........................................   39
                      10.1.10    Not Delinquent.........................................................   39
                      10.1.11    [Intentionally Omitted]................................................   39
                      10.1.12    Taxes Current..........................................................   40
                      10.1.13    Financials and Projections Complete and Accurate.......................   40
                      10.1.14    No Investigations Pending..............................................   40

                      10.1.15    No Present Violations..................................................   41
                      10.1.16    [Intentionally Omitted]................................................   41
                      10.1.17    No Action By Governmental Authority....................................   41
                      10.1.18    No Condemnation........................................................   41
                      10.1.19    Rate Limitations.......................................................   41
                      10.1.20    [Intentionally Omitted]................................................   41
                      10.1.21    [Intentionally Omitted]................................................   41
                      10.1.22    ERISA..................................................................   41
                      10.1.23    No Broker..............................................................   41
                      10.1.24    No Improper Payments...................................................   41
                      10.1.25    Nothing Omitted........................................................   42
                      10.1.26    No Margin Security.....................................................   42
                      10.1.27    [Intentionally Omitted]................................................   42
                      10.1.28    Principal Place of Business............................................   42
                      10.1.29    Permitted Encumbrances.................................................   42
                      10.1.30    No Material Off-Site Functions.........................................   43
                      10.1.31    Accreditation..........................................................   43
                      10.1.32    Qualification for Services.............................................   43
                      10.1.33    No Notices of Deficiencies.............................................   43
                      10.1.34    No Labor Disputes......................................................   43
               10.2   Continuing Effect of Representations and Warranties...............................   43

ARTICLE 11..............................................................................................   43
         ENVIRONMENTAL REPRESENTATIONS, WARRANTIES AND INDEMNITY........................................   43
               11.1   Incorporation by Reference........................................................   43
               11.2   Compliance with Environmental Indemnity...........................................   44
               11.3   Survival..........................................................................   44

ARTICLE 12..............................................................................................   44
         FINANCIAL AND OTHER COVENANTS..................................................................   44
               12.1   Status Certificates...............................................................   44
               12.2   Financial Statements; Reports; Notice and Information.............................   44
                      12.2.1     Obligation To Furnish..................................................   44
                      (a)        Annual Statements of Lessee and the Guarantor
                      (b)        Monthly Statements of Lessee
                      (c)        Quarterly Statements of Lessee
                      (d)        Quarterly Statements of Guarantor
                      (e)        Permits and Contracts
                      (f)        Contract Notices
                      (g)        Surveys and Inspection Reports
                      (h)        Official Reports
                      (i)        Other Financial Information
                      (j)        Default Conditions
                      (k)        Official Actions
                      (l)        Audit Reports
                      (m)        Adverse Developments

                      (n)        Line of Credit Default
                      (o)        Stockholder Materials
                      12.2.2     Responsible Officer....................................................   47
                      12.2.3     No Material Omission...................................................   47
                      12.2.4     Confidentiality........................................................   47
               12.3   Annual Budgets....................................................................   48
               12.4   Financial Covenants...............................................................   48
                      12.4.1     Debt Coverage Ratio of Lessee..........................................   48
                      12.4.2     Compliance with Other Financial Covenants..............................   48
                      12.4.3     No Guaranties..........................................................   48
                      12.4.4     No Indebtedness........................................................   49
               12.5   Affirmative Covenants.............................................................   49
                      12.5.1     Maintenance of Existence...............................................   49
                      12.5.2     Materials..............................................................   49
                      12.5.3     Compliance With Legal and Insurance Requirements And Other Matters.....   49
                      12.5.4     Books And Records......................................................   49
                      12.5.5     Participation in Third Party Payor Programs............................   50
                      12.5.6     Conduct of its Business................................................   50
                      12.5.7     Address................................................................   50
                      12.5.8     Inspection.............................................................   50
               12.6   Additional Negative Covenants.....................................................   50
                      12.6.1     Restrictions...........................................................   50
                      12.6.2     No Liens...............................................................   50
                      12.6.3     Agreement Not Assignable...............................................   51
                      12.6.4     [Intentionally Omitted]................................................   51
                      12.6.5     Forgiveness of Indebtedness............................................   51
                      12.6.6     [Intentionally Omitted]................................................   51
                      12.6.7     Changes in Fiscal Year and Accounting Procedures.......................   51

ARTICLE 13..............................................................................................   52
         INSURANCE AND INDEMNITY........................................................................   52
               13.1   General Insurance Requirements....................................................   52
                      13.1.1     Types and Amounts of Insurance.........................................   52
                      13.1.2     Insurance Company Requirements.........................................   53
                      13.3.3     Policy Requirements....................................................   53
                      13.1.4     Notices; Certificates and Policies.....................................   54
                      13.1.5     Lessor's Right to Place Insurance......................................   54
                      13.1.6     Payment of Proceeds....................................................   55
                      13.1.7     Irrevocable Power of Attorney..........................................   55
                      13.1.8     Blanket Policies.......................................................   55
                      13.1.9     No Separate Insurance..................................................   55
                      13.1.10    Self-Insurance Retention...............................................   56
               13.2   Indemnity.........................................................................   56
                      13.2.1     Indemnification........................................................   56
                      13.2.2     Indemnified Parties....................................................   58
                      13.2.3     Limitation on Lessor Liability.........................................   58

                      13.2.4     Risk of Loss...........................................................   58

ARTICLE 14..............................................................................................   59
         FIRE AND CASUALTY..............................................................................   59
               14.1   Restoration Following Fire or Other Casualty......................................   59
                      14.1.1     Following Fire or Casualty.............................................   59
                      14.1.2     Procedures.............................................................   59
                      14.1.3     Disbursement of Insurance Proceeds Less Than $500,000..................   60
                      14.1.4     Disbursement of Insurance Proceed. $500,000 or  More...................   60
               14.2   Disposition of Insurance Proceeds.................................................   63
                      14.2.1     Proceeds To Be Released to Pay For Work................................   63
                      14.2.2     Proceeds Not To Be Released............................................   64
                      14.2.3     Lessee Responsible for Short-Fall......................................   65
               14.3   [Intentionally Omitted.]..........................................................   65
               14.4   Restoration of Lessee's Personal Property.........................................   65
               14.5   No Abatement of Rent..............................................................   65
               14.6   Termination of Certain Rights.....................................................   65
               14.7   Waiver............................................................................   65
               14.8   Application of Business Interruption Insurance....................................   65
               14.9   Obligation To Account.............................................................   66

ARTICLE 15..............................................................................................   66
         CONDEMNATION...................................................................................   66
               15.1   Definitions.......................................................................   66
               15.2   Parties' Rights and Obligations...................................................   66
               15.3   Total Taking......................................................................   66
               15.4   Partial or Temporary Taking.......................................................   67
               15.5   Restoration.......................................................................   67
               15.6   Award Distribution................................................................   68
               15.7   Control of Proceedings............................................................   68

ARTICLE 16..............................................................................................   68
         PERMITTED CONTESTS.............................................................................   68
               16.1   Lessee's Right to Contest.........................................................   68
               16.2   Lessor's Cooperation..............................................................   69
               16.3   Lessee's Indemnity................................................................   69

ARTICLE 17..............................................................................................   69
         DEFAULT........................................................................................   69
               17.1   Events of Default.................................................................   69
               17.2   Remedies..........................................................................   72
               17.3   Damages...........................................................................   73
               17.4   Lessee Waivers....................................................................   74
               17.5   Application of Funds..............................................................   74
               17.6   [Intentionally Omitted]...........................................................   74
               17.7   Lessee's Obligation to Purchase...................................................   74
                      17.7.1     Lessor's Option........................................................   74

                      17.7.2     Certain Definitions....................................................   74
                      17.7.3     Closing and Payment....................................................   74
                      17.7.4     "As-Is"; No Conditions.................................................   75
                      17.7.5     Unconditional Obligation...............................................   75
                      17.7.6     Perpetuities...........................................................   76
               17.8   Lessor's Right to Cure............................................................   76
               17.9   No Waiver By Lessor...............................................................   76
               17.10  Cumulative Remedies...............................................................   77

ARTICLE 18..............................................................................................   77
         SURRENDER OF LEASED PROPERTY OR LEASE; HOLDING OVER............................................   77
               18.1   Yield-Up..........................................................................   77
               18.2   Transfer of Contracts and Permits.................................................   77
               18.4   Holding Over......................................................................   78

ARTICLE 19..............................................................................................   78
         PURCHASE OF THE LEASED PROPERTY................................................................   78
               19.1.  Purchase of the Leased Property...................................................   78
               19.2   Appraisal.........................................................................   78
                      19.2.1     Designation of Appraisers..............................................   78
                      19.2.2     Appraisal  Process.....................................................   79
                      19.2.3     Specific Enforcement and Costs.........................................   79
               19.3   Lessee's Right of Refusal.........................................................   79
               19.4   Lessee's Option to Purchase.......................................................   80
                      19.4.1     Conditions to Option...................................................   80
                      19.4.5     Payment of Option Price................................................   81
                      19.4.6     Place and Time of Closing..............................................   81
                      19.4.7     Condition of Leased Property...........................................   81
                      19.4.8     [Intentionally Omitted]................................................   81
                      19.4.9     [Intentionally Omitted]................................................   81
                      19.4.10    Merger by Deed.........................................................   81
                      19.4.11    Use of Purchase Price to Clear Title...................................   81
                      19.4.12    Lessee's Default.......................................................   82
                      19.4.13    Lessor's Default.......................................................   82

ARTICLE 20..............................................................................................   82
         SUBLETTING AND ASSIGNMENT......................................................................   82
               20.1   Subletting and Assignment.........................................................   82
               20.2   Permitted Subleases...............................................................   83
               20.3   Attornment........................................................................   83
               20.4   Permitted Assignments.............................................................   84

ARTICLE 21..............................................................................................   84
         TITLE TRANSFERS AND LIENS GRANTED BY LESSOR....................................................   84
               21.1   No Merger of Title................................................................   84
               21.2   Transfers By Lessor...............................................................   84
               21.3   Lessor May Grant Liens............................................................   85

               21.4   Subordination and Non-Disturbance.................................................   85

ARTICLE 22..............................................................................................   86
         LESSOR OBLIGATIONS.............................................................................   86
               22.1.  Quiet Enjoyment...................................................................   86
               22.2   Memorandum of Lease...............................................................   86
               22.3   Default by Lessor
               22.4   Lessor's Warranties and Representations...........................................   86
                      22.4.1     Existence;  Power, Qualification.......................................   86
                      22.4.2     Valid and Binding......................................................   86
                      22.4.3     No  Violation..........................................................   87

ARTICLE 23..............................................................................................   87
         NOTICES........................................................................................   87

ARTICLE 24..............................................................................................   88
         LIMITATION OF MEDITRUST LIABILITY..............................................................   88



ARTICLE 25..............................................................................................   88
         MISCELLANEOUS PROVISIONS.......................................................................   88
               25.1   Broker's Fee Indemnification......................................................   88
               25.2   No Joint Venture or Partnership...................................................   89
               25.3   Amendments, Waivers and Modifications.............................................   89
               25.4   Captions and Headings.............................................................   89
               25.5   Time is of the Essence............................................................   90
               25.6   Counterparts......................................................................   90
               25.7   Letter of Intent..................................................................   90
               25.8   WAIVER OF JURY TRIAL..............................................................   90
               25.9   Successors and Assigns............................................................   90
               25.10  No Third Party Beneficiaries......................................................   91
               25.11  Governing Law.....................................................................   91
               25.12  General...........................................................................   91
               25.13  True Lease........................................................................   91

                                      LEASE

         This lease ("Lease") is dated as of the 1st day of February, 1995 and is between MEDITRUST OF ARIZONA, INC. ("Lessor"), a Delaware corporation having its principal office at 197 First Avenue, Needham, Massachusetts 02192, and ORNDA HEALTHCORP OF PHOENIX, INC. ("Lessee"), a California corporation, having its principal office c/o OrNda HealthCorp, Suite 700, 3401 West End Avenue, Nashville, Tennessee, 37203.

                                    ARTICLE 1

                        LEASED PROPERTY; TERM; EXTENSIONS

         1.1. Leased Property. Upon and subject to the terms and conditions hereinafter set forth, Lessor leases to Lessee and Lessee rents and leases from Lessor all of Lessor's rights and interests in and to the following real property (collectively, the "Leased Property"):

                  (a) the real property described in EXHIBIT A attached hereto (the "Land");

                  (b) all buildings, structures, and other improvements of every kind including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines, and parking areas and roadways appurtenant to such buildings and structures presently or hereafter situated upon the Land (collectively, the "Leased Improvements");

                  (c) all easements, rights and appurtenances of every nature and description now or hereafter relating to or benefitting any or all of the Land and Leased Improvements (collectively, the "Related Rights"); and

                  (d) all building fixtures, including all components thereof, now or hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, and built-in oxygen and vacuum systems, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the category of Personal Property which are not permanently affixed to or incorporated in the Leased Property (collectively, the "Fixtures") (it being agreed that major items of equipment used by Lessee as part of its health care related business within the Leased Improvements, such as, without limitation, CT scanners, x-ray equipment, and the like, are not Fixtures and shall be and remain the Personal Property of Lessee throughout the term of this Lease).

                   The Leased Property is leased in its present condition without representation or warranty of any kind, either express or implied, by Lessor and subject to: (i) the rights of parties in possession; (ii) the existing state of title including all covenants, conditions, restrictions, easements and other matters of record (including, without limitation, the matters set forth in EXHIBIT B); (iii) all applicable laws, (iv) the lien of any existing financing instruments, mortgages and deeds of trusts; and (v) any matters, whether or not of a similar nature, which would be disclosed by an inspection of the Leased Property or by an accurate survey thereof.

         1.2 Term. The term of the Lease shall consist of: (i) the "Fixed Term" commencing on February 1, 1995 ("Fixed Term Commencement Date") and ending on January 31, 2010 ("Fixed Term Expiration Date"). This Lease may be sooner terminated as hereinafter provided. In addition, Lessee shall have the option for an Extended Term as provided for in Section 1.4

         1.3 [Intentionally Omitted]

         1.4 Extended Terms. Provided that this Lease has not been previously terminated, and so long as no Event of Default shall have occurred and be continuing, Lessee is hereby granted the right to extend the Fixed Term of this Lease for one (1) five (5) year period (the "Extended Term") for a maximum Term, if all such options are exercised, which ends on January 31, 2015. Lessee's extension rights shall be exercised by Lessee only by giving written notice to Lessor of such extension at least one hundred eighty (180) days, but not more than three hundred sixty (360) days, prior to the termination of the Fixed Term. During the Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect.

                                    ARTICLE 2

                      DEFINITIONS AND RULES OF CONSTRUCTION

         2.1 Definitions. For all purposes of this Lease and the other Lease Documents, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular,
(ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as at the time applicable, and (iii) all references in this Lease to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease.

                  Accounts: As defined in the UCC.

                  Accreditation Body: JCAHO, the Arizona Department of Health and all other Persons having jurisdiction over the accreditation, certification, evaluation or operation of the Facility.

                  Additional Charges: As defined in Article 3.

                  Additional Rent: As defined in Article 3.

                  Additional Rent Commencement Date: As defined in Article 3.

                  Affiliate: With respect to any Person (i) and other Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such Person, (ii) any other Person which owns, beneficially, directly or indirectly thirty-five percent (35%) or more of the outstanding capital stock, shares or equity interests of such Person, or (iii) any officer, director, employee, general partner or trustee of such Person, or any other Person controlling, controlled by, or under common control with, such Person (excluding trustees and Persons serving in a fiduciary capacity who are not otherwise an Affiliate of such Person). For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests. However, unless and until such time as Horizon Mental Health Management, Inc. ("HMHMI") may become a Subsidiary of Lessee or the Guarantor, HMHMI shall not be deemed to be an "Affiliate" of either Lessee or the Guarantor.

                  Affiliated Parties Subordination Agreement: An agreement, in form and substance satisfactory to Lessor in its reasonable discretion, relating to the subordination of intercompany debt and payments of any kind between Lessee, the Guarantor and any Affiliates of Lessee or the Guarantor which will provide, among other things, that any payments to be made by Lessee to (a) any Guarantor or any of its Affiliates or (b) any Affiliate of Lessee, in connection with any transaction with such Person, including, without limitation, the purchase, sale or exchange of any property, the rendering of any service to or with any such Person (including, without limitation, all allocations of any so-called corporate or central office costs, expenses and charges of any kind or nature) or the making of any loan or other extension of credit, shall be subordinate to the complete payment and performance of all Obligations under the Lease Documents; provided, however, that all such subordinated payments will be permitted to be paid when due and payable unless: (i) after giving effect to such payment, Lessee shall be unable to comply with any of its Obligations under any of the Lease Documents or (ii) an Event of Default has occurred or Lessee has received notice regarding an event or state of facts which with the passage of time would constitute an Event of Default if not cured by Lessee, and Lessee has not yet effected such cure.

                  Award: As defined in Article 15.

                  Base Gross Revenues: The Gross Revenues of the Facility for the period from February 1, 1995 through January 31, 1996, inclusive, as shown by Lessee's financial statements included in Guarantor's Consolidated Financial Statements.

                  Base Rent: As defined in Article 3.

                  Business Day: Any day which is not a Saturday or Sunday and which is not a day on which national banks in the State are authorized, or obligated, by law or executive order, to close.

                  Capital Addition(s): One or more new building(s), or one or more additional structure(s) annexed to any portion of any of the Leased Improvements, or the material expansion of existing improvements, which are constructed on any parcel or portion of the Land, during the Term, including the construction of a new wing or new story, or the renovation of existing improvements on the Leased Property in order to provide a functionally new facility needed or used to provide services not previously offered, or any expansion, construction, renovation or conversion in order to increase the bed capacity of a Facility, to change the purpose for which such beds are utilized, or to change the utilization of any material portion of any of the Leased Improvements.

                  Capital Additions Cost: The cost of any Capital Addition proposed to be made by Lessee whether paid for by Lessee or Lessor. Such cost shall include all costs and expenses of every nature whatsoever incurred directly or indirectly in connection with the development, permitting, construction and financing of a Capital Addition as determined by, or to the satisfaction of, Lessor.

                  Cash Collateral: As defined in Section 6.2.1.

                  Cash Flow: With respect to the Lessee, the Net Income (or Net
Loss) for any period before income taxes and any allocation for corporate overhead of the Guarantor and/or its management subsidiaries plus (i) the amount of the provision for depreciation and amortization actually deducted on the books of the applicable Person for the purposes of computing such Net Income (or Net Loss) for the period involved, plus (ii) Rent, plus (iii) intercompany fees or interest, but only to the extent subordinated pursuant to the Affiliated Parties Subordination Agreement.

                  Closing Date: As defined in Section 17.7.

                  Code: The Internal Revenue Code of 1986, as amended.

                  Competitor: Any Person engaged in the ownership and/or operation of acute care or psychiatric hospitals in either the Phoenix and Tempe area or on a national basis. For the purpose of this definition, any Person shall be deemed to be engaged in such ownership and/or operation if: (i) such Person owns and/or operates such acute care hospitals; or, (ii) such person owns a controlling interest in the Person who owns and operated such acute care hospitals.

                  Condemnation; Condemnor: As defined in Article 15.

                  Consolidated and Consolidating: When used with reference to any term defined herein means that term as applied to the accounts of the relevant Person and its Subsidiaries consolidated in accordance with GAAP.

                  Consolidated Financials: For any Fiscal Year or other accounting period for any Person and its Consolidated Subsidiaries, statements of earnings and retained earnings and of changes in Cash Flow for such period and for the period from the beginning of the respective fiscal year to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, in accordance with GAAP setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, and prepared in accordance with GAAP.

                  Contracts: All agreements and contracts now or hereafter in effect with any Person related to the Facility, including, without limitation, Provider Agreements, Patient Admission Agreements, Management Agreements, contracts or agreements for architectural, design, engineering, construction and repair services or for the purchase or provision of goods or services, or in any way relating to the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation of the Facility.

                  Cost of Living Index: The Consumer Price Index, Urban Wage Earners and Clerical Workers, All Items, Base 1982-1984 = 100, published by the Bureau of Labor Statistics, U.S. Department of Labor, for the geographical area which includes the Leased Property, or if said Index is not available, then an available index for the State, or if not available, for the entire United States, published by said bureau or its successor, or if none, by any other instrumentality of the United States or of the State.

                  Credit Enhancement: As defined in Section 6.2.1.

                  Credit Enhancement Reduction Conditions: As defined in Section 6.4.2.

                  Current Assets: All Assets of any Person which would, in accordance with GAAP, be classified as current assets of a Person conducting the business the same as or similar to that of such Person, excluding however, any and all advances to or Current Liabilities owed to such Person by its Subsidiaries.

                  Current Liabilities: All liabilities of any Person which would, in accordance with GAAP, be classified as current liabilities of a Person conducting the business the same as or similar to that of such Person, including without limitation, all Rent and any other lease rental payments and other payments under leases and fixed payments of, and sinking fund payments with respect to, Indebtedness required to be made within one (1) year from the date of determination.

                  Date of Taking: As defined in Article 15.

                  Debt Coverage Ratio: With respect to the Leased Property, the ratio of (i) Cash Flow for each applicable period of time to (ii) the total of all Base Rent and Additional Rent paid or payable during such period or accrued for such period.

                  Deposit Pledge Agreement: The pledge and security agreement so captioned and dated as of even date herewith between Lessee as "Pledgor" and Lessor as "Secured Party."

                  Encumbrance: As defined in Section 21.3.

                  Environmental Laws: Collectively, all Legal Requirements now or hereafter applicable to (i) environmental conditions on, under or about the Leased Property or (ii) the existence, or any disposal, release, transportation, generation or storage (whether or not on, from or about the Leased Property) of any Hazardous Substances on or from the Leased Property or by Lessee, its employees, agents or contractors, including, without limitation, Title 49, The Environment, ARS Section 49-101 et seq., Title 18 Arizona Administrative Code, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. 6901 et seq., the Federal Resource Conservation and Recovery Act, the Federal Water Pollution Control Act and the Federal Clean Air Act.

                  Event of Default: As defined in Article 17.

                  Excess Gross Revenues: Gross revenues less Base Gross
Revenues.

                  Extended Terms: As defined in Section 1.4.

                  Facility: The hospital buildings and other structures and improvements located on the Land as the same may be modified from time to time in accordance with this Lease. The portion of the Facility located in Phoenix is known as St. Luke's Medical Center and the portion of the Facility located in Tempe is known as Tempe St. Luke's Hospital and Tempe St. Luke's Medical Office Building.

                  Fair Market Value of a Capital Addition: The amount by which the Fair Market Value of the Leased Property upon the completion of a particular Capital Addition exceeds the Fair Market Value of the Leased Property just prior to the construction of the particular Capital Addition.

                  Fair Market Value of the Leased Property: The fair market value of the Facility, including all Capital Additions, and including the Land and all other portions of the Leased Property, and (a) assuming the same is unencumbered by this Lease, (b) determined in accordance with the appraisal procedures set forth in Section 19.2 or in such other manner as shall be mutually acceptable to Lessor and Lessee, and (c) not taking into account any reduction in value resulting from any encumbrance to which the Leased Property is subject and which encumbrance Lessee or Lessor is otherwise required to remove at or prior to closing of the transaction. However, the positive or negative effect on the value of the Leased Property attributable to the interest rate, amortization schedule, maturity date, prepayment provisions and other terms and conditions of any encumbrance on the Leased Property which is not so required or agreed to be removed shall be taken into account in determining the Fair Market Value of the Leased Property. The Fair Market Value shall be determined as the overall value based on due consideration of the "income" approach, the "comparable sales" approach, and the "replacement cost" approach.

                  Fee Mortgage and Fee Mortgagee: As defined in Section 21.3.

                  Fiscal Quarter: Each of the three (3) month periods commencing with the first day of September, December, March and June.

                  Fiscal Year: The twelve (12) month period from September 1, to August 31.

                  Fixed Term, Fixed Term Commencement Date and Fixed Term Expiration Date: As defined in Section 1.2.

                  Fixtures: As defined in Article I.

                  GAAP: Generally accepted accounting principles. consistently applied throughout the relevant period.

                  Governmental Authority: All agencies, authorities, bodies, boards, commissions, courts, instrumentalities, legislatures, and offices of any nature whatsoever of any government, or quasi-government, unit or political subdivision, whether with a federal, state, county, district, municipal, city or otherwise and whether now or hereinafter in existence.

                  Gross Revenues: The term "Gross Revenues" shall mean all revenues (including rent, but only to the extent it does not "duplicate" other revenues already attributed to Lessee from the party paying such rent as provided below) received or receivable by Lessee or any Affiliate of Lessee or the Guarantor from or by reason of the operation of the Facility (including any Capital Additions), or any other use by Lessee or any Affiliate of Lessee or the Guarantor of the Leased Property, including without limitation, all patient revenues received or receivable for the use of, or otherwise by reason of, all rooms, beds and other facilities provided, meals served, services performed, space or facilities subleased or goods sold on or from the Leased Property, and all revenues from parking or any other use made of the Land, including without limitation, and except as provided below, any consideration received under any subletting, licensing, or other arrangements with any Person relating to the possession or use of any portion of the Leased Property and all revenues from all ancillary services; provided, however, that Gross Revenues shall not include non-operating revenues such as interest income or gain from the sale of assets not sold in the ordinary course of business; and provided, further, that there shall be deducted from such revenues:

                  (i) contractual allowances (relating to any period during the Term of this Lease) for billings not paid by or received from the appropriate governmental agencies or Third Party Payors and ordinary course adjustments for prior periods,

                  (ii) provisions for uncollectible amounts, including charity care and courtesy and administrative discounts,

                  (iii) all proper patient billing credits and adjustments according to GAAP relating to health care accounting,

                  (iv) federal, state or local sales, use, gross receipts and excise taxes and any tax based upon or measured by said Gross Revenues which is added to or made a part of the amount billed to the patient or other recipient of such services or goods, whether included in the billing or stated separately,

                  (v) provider discounts for hospital or other medical facility utilization contracts,

                  (vi) the cost of any federal, state or local governmental program imposed specifically to provide or finance indigent patient care, excluding Medicaid, Medicare and the like, and

                  (vii) the cost of so-called "pass-through" payments (e.g. capitation payments) to Persons other than Lessee or Lessee's Subsidiaries for goods and/or services not provided by the Facility, provided, however, that if any such revenues are included in the calculation of Base Revenues, the same such revenues shall be included in the calculation of Gross Revenues without regard to whether such revenues are in fact received thereafter.

         To the extent that the Leased Property is subleased by Lessee to a Subsidiary of Lessee or the Guarantor or otherwise made available for use by a Subsidiary of Lessee of the Guarantor who conducts any Primary Intended Use, Other Permitted Use or any other health-care related business thereon, Gross Revenues shall be calculated for all purposes of this Lease by including the Gross Revenues of such Subsidiaries with respect to the subleased property, or property so used, i.e., Gross Revenue generated from the operations conducted on such subleased property, or portion of the Leased Property so used, shall be included directly in the Gross Revenues for the purpose of determining Additional Rent payable under this Lease and the rent received or receivable by such Subsidiary lessee or user from or under such subleases or other arrangement shall be excluded from Gross Revenues for such purpose. In addition, to the extent any such Subsidiary provides goods or services to Lessee or any other Subsidiary of Lessee or the Guarantor which are in turn provided to or on account of a patient at the Facility, or a patient in any other location owned or operated by a Subsidiary of Guarantor and financed or leased by a Meditrust Affiliate such that the Subsidiary of Lessee or the Guarantor owes or may owe additional interest or additional rent on account thereof to a

Meditrust Affiliate, only the revenue generated by the provision of such goods or service to or for the account of the patient shall be included in Gross Revenues, and the inter-Subsidiary sale shall be excluded from Gross Revenues. However, if any such inter-Subsidiary sales are so excluded from Gross Revenues, a fair market value imputed rent for the space occupied by the Subsidiary of Lessee or the Guarantor at the Leased Property shall be included in Gross Revenues. As to any lease, license or other arrangement to use space of a portion of the Leased Property to a non-Subsidiary of Lessee or the Guarantor, only the rental actually received by Lessee from such non-Subsidiary shall be included in Gross Revenues, provided, however, that such rent shall be a fair market rent comparable to that rent which would be charged to any arm's length third-party.

         Guarantor: OrNda Healthcorp, a Delaware corporation.

         Guaranty: The guaranty dated as of even date executed by Guarantor in favor of Lessor.

         Hazardous Substances: Collectively, (a) "oil," "hazardous materials," "hazardous waste," "hazardous substance," or any other material or substance which may be dangerous to health or the environment, either separately or in combination with any other substance, when "generated," "stored," "utilized," "heated," "disposed," "released," "transported," or otherwise "managed," as the foregoing terms in quotations are defined by Environmental Laws, (b) crude or refined oil (including waste oil, asbestos, polychlorobiphenyls ("PCBs"), radon gas, urea formaldehyde, flammable explosives, radioactive or nuclear materials, toxic wastes and any other similar substances, or (c) any chemical, contaminant, solvent, material, pollutant or substance that may be dangerous or detrimental to the Leased Property, the environment, or the health or safety of the patients, staff or other Persons likely to be present at the Leased Property or of owners or occupants of other real property nearby the Leased Property. The term Hazardous Substances as defined herein, shall not, however, include cleaning or maintenance materials, biomedical wastes and pharmaceuticals and other materials and substances which may be dangerous to health or environment of the types and in the quantities normally stocked or stored by health care providers similar to the Facility so long as Lessee shall use, store and dispose of all such cleaning and maintenance materials, biomedical wastes and pharmaceuticals in accordance with all applicable Environmental Laws and all other Legal Requirements.

         Impositions: Collectively, all taxes (including, without limitation, all ad valorem, sales and use, single business, gross receipts, transaction privilege, rent or similar taxes), assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced, or completed prior to the date hereof and whether or not to be completed within the Term), ground rents, water and sewer rents, water charges or other rents and charges, excises, tax levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), transfer taxes and recordation taxes imposed as a result of this Lease or any extensions hereof, and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of either or both of the Leased Property and the Rent (including all interest and penalties thereon due to any failure in payment by Lessee), which at any time prior to, during or in respect of the Term hereof and thereafter until the Premises are yielded-up to Lessor as required by the terms of this Lease, may be assessed or imposed on or in respect of or be a lien upon (a) Lessor or Lessor's interest in the Leased Property, (b) the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, sales from, or activity conducted on, or in connection with, the Leased Property, or any part thereof, or the leasing or use of the Leased Property or any part thereof. Notwithstanding the foregoing, nothing contained in this shall be construed to require Lessee to pay (1) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor or any other Person, except Lessee or its successors, or (2) any transfer or net revenue tax of Lessor or any other Person except Lessee and its successors or (3) any tax imposed with respect to the sale, exchange or other disposition by Lessor of any portion of the Leased Property or the proceeds thereof, or (4) except as expressly provided elsewhere in this Lease, any principal or interest on any Encumbrance on the Leased Property; provided, however, the provisions set forth in clauses (1) and (2) of this sentence shall not be applicable to the extent that any tax, assessment, tax levy or charge which Lessee is obligated to pay pursuant to the first sentence of this definition and which is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (1) or (2) is levied, assessed or imposed expressly in lieu thereof. In computing the amount of any franchise tax or capital stock tax which may be or become an Imposition, the amount payable by Lessee shall be equitably apportioned based upon all properties owned by Lessor.

         Indebtedness: The total of all obligations of a Person, whether current or long-term which in accordance with GAAP would be included as liabilities upon such Person's balance sheet at the date as of which Indebtedness is to be determined, including, without limitation, the Total Purchase Price.

         Institutional Lender: Any insurance company, federally insured commercial or savings bank, national banking association, savings and loan association, employees' welfare, pension or retirement fund or system, corporate profit-sharing or pension trust, college or university, or real estate investment trust, including any corporation qualified to be treated for federal tax purposes as a real estate investment trust, having a net worth of at least $100,000,000.

         Insurance Requirements. All terms of any insurance policy required by this Lease, all requirements of the issuer of any such policy with respect to the Leased Property and activities conducted thereon, and the requirements of any insurance board, association or organization or underwriters' regulations pertaining to the Leased Property.

         Land: As defined in Article I.

         Lease: As defined in the preamble.

         Lease Documents: This Lease, the Guaranty, the Deposit Pledge Agreement, and any and all other instruments, documents, certificates or agreements executed or furnished by Lessee, Guarantor, or any Affiliate of Lessee or Guarantor, in connection with this Lease or any of the other Lease Documents.

         Lease Year: The twelve (12) month period beginning February 1 and ending January 31.

         Leased Improvements; Leased Property: Each as defined in Article I. The term "Leased Property" shall also be deemed to include the Facility unless the context within which such term is used is clearly intended to exclude the Facility.

         Leasehold Improvement Agreement: An agreement in form mutually acceptable to Lessor and Lessee covering the manner in which Lessee will construct Capital Additions to the Leased Property and the manner in which Lessor will finance such Capital Additions, which agreement will be executed, if at all , pursuant to the provisions of Section 9.3.1.

         Legal Requirements: All federal, state, county, municipal, local and other governmental statutes, ordinances, by-laws, codes, rules, regulations, restrictions, orders judgments, decrees and injunctions (including, without limitation, all applicable building, health code, zoning, subdivision, and other land use and health-care licensing statutes, ordinances, by-laws, codes, rules and regulations), whether now or hereafter enacted, affecting any one or more of the Leased Property or the construction, development, maintenance, management, repair, use or operation of all or any portion of the Leased Property, including, without limitation, any of the foregoing which may (i) require repairs, modifications or alterations in or to the Leased Property, (ii) in any way affect (adversely or otherwise) the use and enjoyment of the Leased Property or (iii) require the clean-up, remediation or other treatment of any Hazardous Substances on the Leased Property. Without limiting the foregoing, the term Legal Requirements includes all Environmental Laws and shall also include all Permits and Contracts issued or entered into by any Governmental Authority, quasi-governmental authority, any Accreditation Body, or any Third Party Payor, and all Permitted Encumbrances.

         Lessee: As defined in the preamble of this Lease.

         Lessor: As defined in the preamble of this Lease.

         Managed Care Plans: All health maintenance organizations, preferred provider organizations, individual practice associations, competitive medical plans, and similar arrangements.

         Management Agreement: Any agreement, whether written or oral, between Lessee and any other party (including, but not limited to, an Affiliate of Lessee) to manage or operate the Facility on behalf of Lessee or any permitted sublessee.

         Manager: The Person so designated in the Management Agreement.

         Material Adverse or Material Adverse Change: Any change or effect that, taken as a whole, (a) has a materially adverse effect on the business, assets, properties, operations, or financial condition or prospects of either Lessee or the Guarantor and its Consolidated Subsidiaries, taken as a whole; (b) materially impairs the ability of Lessee, or the Guarantor and its consolidated Subsidiaries, taken as a whole, to perform any of their respective obligations to Lessor with respect to this Lease or the Lease Documents; (c) materially impairs the validity or enforceability of, or materially impairs the rights, remedies or benefits available to Lessor under any of the Lease Documents; (d) with respect to the Leased Property, materially impairs the value of the Leased Property or the ability to use the Leased Property for Primary Intended Uses; or
(e) with respect to Insurance Requirements, will render any policy of insurance required under this Lease void or otherwise unenforceable. Similarly, the phrase "in All Material Respects" shall mean that compliance is being made with the particular requirement to which such phrase relates in such a manner as to assure that there will be no Material Adverse Effect suffered by any of Lessor, Lessee, the Guarantor or the Leased Property as a result of the failure to fully comply with such requirements.

         Meditrust: As defined in Article 24.

         Meditrust Affiliate: Meditrust and its Subsidiaries

         Net Income (or Net Loss): The net income (or net loss, expressed as a negative number) of a Person for any period, after all expenses and other charges determined in accordance with GAAP.

         Notice To Purchase: As defined in Section 17.7.

         Obligations: As defined in Section 6.1.1.

         Officer's Certificate: A certificate of Lessee signed by the Chairman of the Board of Directors, the President, any Vice President, or the Treasurer of Lessee, or another officer authorized to so sign by the Board of Directors or By-Laws of Lessee, or any other Person whose power and authority to act has been authorized by delegation in writing by any of the Persons holding one of the foregoing offices.

         Option Price: As defined in Section 19.4.

         Other Permitted Uses: To the extent permitted under Legal Requirements and under Insurance Requirements, and so long as the same do not have a Material Adverse Effect on the Leased Property: (i) medical or dental laboratories, (ii) day care center, (iii) pharmacy, (iv) florists and card shops which do not have a separate entrance,
(v) private practice of medicine and related uses by individual physicians or physician groups, (vi) outpatient services, (vii) any uses similar to, or complementary to any of the foregoing typically present in a hospital campus setting and (viii) ancillary parking.

         Overdue Rate: On any date, a rate per annum equal to the greater of:
(i) one hundred twenty percent (120%) of the Prime Rate, or (ii) 18%; provided, however, in no event shall the Overdue Rate be greater than the maximum rate then permitted under applicable law.

         Patient Accounts: All accounts of Lessee arising out of or in connection with the provision of services or goods to patients at the Facility, or otherwise.

         Patient Admission Agreements: All contracts, agreements and consents executed by or on behalf of any patient or other Person seeking services at the Facility, including, without limitation, assignments of benefits and guarantees.

         Payment Date: Any due date for the payment of the installments of Base Rent, Additional Rent or any other sums payable under this Lease.

         Permitted Encumbrances: The Permitted Title Exceptions reflected on EXHIBIT B to this Lease, plus Permitted Prior Security Interests in Personal Property, if any, plus liens in favor of Lessor as provided for in the Lease Documents; however, with respect to any provision of this Lease which requires Lessee to comply with Permitted Encumbrances, Lessee shall have no obligation to assume the debt obligation evidenced by any lien imposed against the Leased Property by the Lessor pursuant to Article 21 of this Lease (unless Lessee has expressly agreed in writing to be bound).

         Permitted Uses: The Primary Intended Use and Other Permitted Uses.

         Permitted Prior Security Interests in Personal Property: As defined in
Section 6.1.2.

         Permits: Collectively, all permits, licenses, approvals, variances, permissive uses, accreditations, certificates, certifications, consents, agreements, contracts, contract rights, franchises, interim licenses, permits and other authorizations of every nature whatsoever required by, or issued under, applicable Legal Requirements, benefiting, relating to or affecting the Leased Property or the Facility, or the construction, development, maintenance, management, use or operation thereof, and all renewals, replacements and substitutions therefor, now or hereafter required or issued by any Governmental Authority of any nature, or maintained or used by Lessee, or entered into with any Governmental Authority.

         Person: Any individual, corporation, general partnership, limited partnership, joint venture, stock company or association, company, bank, trust, trust company, land trust, business trust, unincorporated organization, or other entity, government or agency, or political subdivision thereof, or other Governmental Authority.

         Personal Property: All machinery, equipment, furniture, furnishings, movable walls or partitions, computers or trade fixtures, accounts, goods, general intangibles, books and records, instruments, chattel paper or other personal property, and consumable inventory and supplies, owned or leased by Lessee and used or useful in Lessee's business on the Leased Property and removable without causing material damage to the Leased Property, including without limitation all items of furniture, furnishings, equipment, vehicles, supplies and inventory, together with all replacements, modifications, alterations, and additions thereto, except items, if any, included within the definition of Fixtures.

         Place of Closing: As defined in Section 17.7.

         Primary Intended Use: Use of the Facility as an acute care or behavioral health hospital, skilled nursing unit, rehabilitation facility and related medical offices and outpatient services.

         Prime Rate: The prime rate of, and as so designated by, the Reference Bank, as announced from time to time.

         Principal Credit Agreement: As defined in Section 12.4.2.

         Principal Place of Business: Suite 700, 3401 West End Avenue, Nashville, Tennessee 37203.

         Provider Agreements: All participation, provider and reimbursement agreements or arrangements now or hereafter in effect for the benefit of Lessee or any permitted sublessee which is an Affiliate of Lessee or the Guarantor in connection with the operation of the Facility relating to any right of payment or other claim arising out of or in connection with Lessee's, or any permitted sublessee's, participation in any Third Party Payor Program.

         Purchaser: As defined in Section 12.7.E.

         Put Price: As defined in Section 17.7.

         Reference Bank: Fleet Bank of Connecticut, N.A., or any other major bank or financial institution reasonably selected by Lessor.

         Related Party Agreements: The instruments, documents, leases and other agreements which evidence or secure the Related Party Transactions.

         Related Party Transactions: All loans, leases and other transactions of every nature and description between or among (a) any Meditrust Affiliate, and
(b) any of Lessee, any Guarantor, or any Affiliate of Lessee or the Guarantor.

         Rent: Collectively, the Base Rent, Additional Rent and the Additional Charges.

         Rolling Period: With respect to any Fiscal Quarter, such Fiscal Quarter and the three (3) immediately preceding Fiscal Quarters, if any; provided that for purposes of this definition, no Fiscal Quarter prior to Fiscal Quarter commencing March 1, 1995 shall be utilized.

         State: The state of Arizona.

         Stated Amount: Three Million Six Hundred Ten Thousand Seven Hundred Fifty Dollars ($3,610,750).

         Subsidiary or Subsidiaries: With respect to any Person, any corporation or other entity of which such Person, directly, or indirectly, through another Subsidiary or otherwise, owns, or has the right to control or direct the voting of, fifty percent (50%) or more of the outstanding capital stock or other ownership interest having general voting power (under ordinary circumstances).

         Taking: A taking or voluntary conveyance during the Term hereof of all or part of the Leased Property, or any interest therein or right accruing thereto, or use thereof, as the result of, or in settlement of, any Condemnation or other eminent domain proceeding affecting the Leased Property whether or not the same shall have actually been commenced.

         Tangible Net Worth: An amount determined in accordance with GAAP equal to the total assets of any Person, excluding the total intangible assets of such Person, minus the total liabilities of such Person. Total intangible assets shall be deemed to include, but shall not be limited to, the excess of cost over book value of acquired businesses accounted for by the purchase method, formulae, trademarks, trade names, patents, patent rights and deferred expenses, including, but not limited to, unamortized debt discount and expense, organizational expense and experimental and development expenses.

         Tangible Personal Property: Personal Property excluding Accounts, general intangibles, instruments and chattel paper as defined in the Uniform Commercial Code, but expressly including books, records and patient records.

         Term: Collectively, the Fixed Term and the Extended Term which has become effective pursuant to Section 1.4, as the context may require, unless earlier terminated pursuant to the provisions hereof.

         Third Party Payor: Medicare, Medicaid, Blue Cross and/or Blue Shield, private insurers and any other Person which presently or in the future maintains Third Party Payor Programs.

         Third Party Payor Programs: All third party payor programs in which Lessee presently or in the future participates, including without limitation, Medicare, Medicaid, Blue Cross and/or Blue Shield, Managed Care Plans, other private insurance plans and employee assistance programs.

         Total Purchase Price: Sixty-Five Million Six Hundred and Fifty Thousand Dollars and 00/100 ($65,650,000.00).

         UCC: The Uniform Commercial Code as in effect from time to time in the State.

         Unsuitable For Its Primary Intended Use: As used anywhere in this Lease, the term "Unsuitable For Its Primary Intended Use" shall mean that, by reason of damage or destruction, or a partial or temporary Taking by Condemnation, in the good faith judgment of Lessee, the Facility cannot be operated on a commercially practicable basis for the Primary Intended Use, taking into account, among other relevant factors, the number of usable beds affected by such damage or destruction or partial or temporary Taking.

         Unavoidable Delays: Delays due to strikes, lockouts, inability to procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the control of either party hereto.

         Work Certificates: As defined in Section 14.1.4.

         2.2 Rules of Construction. The following rules of construction shall apply to the Lease and each of the other Lease Documents: (a) references to "herein," "hereof" and "hereunder" shall be deemed to refer to this Lease, or the other applicable Lease Document, and shall not be limited to the particular text or section or subsection in which such words appear; (b) the use of any gender shall include all genders and the singular number shall include the plural and vice versa as the context may require; (c) references to Lessor's attorney shall be deemed to include without limitation special counsel and local counsel for Lessor; (d) reference to attorneys' fees and expenses shall be deemed to include all costs for administrative, paralegal and other support staff; (e) references to Leased Property shall be deemed to include all of the Leased Property; (f) the term "including," when following any general statement, will not be construed to limit such statement to the specific items or matters as provided immediately following the term "including" (whether or not non-limiting language such as "without limitation" or "but not limited to" or words of similar import are also used), but rather will be deemed to refer to all of the items or matters that could reasonably fall within the broadest scope of the general statement; and (g) any requirement that financial statements be Consolidated in form shall apply only to such financial statements as relate to a period during any portion of which the relevant Person has one or more subsidiaries.

                                    ARTICLE 3

                                      RENT

         3.1 Rent for Land, Leased Improvements, Related Rights and Fixtures. Lessee will pay to Lessor, in lawful money of the United States of America, at Lessor's address set forth herein or at such other place or to such other Person as Lessor from time to time may designate in writing, rent for the Leased Property, as follows:

                  3.1.1 Base Rent: Lessee shall pay a rent ("Base Rent") per annum equal to Seven Million, Two Hundred Twenty-One Thousand, Five Hundred Dollars and 00/100 ($7,221,500.00), which is calculated on the basis of the Total Purchase Price times eleven percent (11%). Base Rent shall be paid monthly in advance on the first day of each month in equal monthly installments representing 1/12th of the Base Rent due for the full Lease Year in question.

                  3.1.2 Additional Rent: In addition to the Base Rent, Lessee shall pay to Lessor rent ("Additional Rent") in an amount equal to the greater of (a) three percent (3%) of Excess Gross Revenues for the Lease Year in question or (b) the product of (i) the Base Rent times (ii) a fraction of which the numerator is the Cost of Living Index as of January 31 of the Lease Year for which such Additional Rent is being paid (i.e., the last day of such Lease Year) and the denominator is the Cost of Living Index as of the Fixed Term Commencement Date. Additional Rent shall accrue commencing on February 1, 1996 ("Additional Rent Commencement Date"), and shall be payable thereafter quarterly in arrears during the Term on the first day of each Fiscal Quarter commencing on March 1, 1996 (although such first payment shall only relate to February, 1996 rather than the full Fiscal Quarter) and there shall be a reconciliation as provided in Section 3.2 below. However, in no event shall the Additional Rent for any Lease Year exceed four percent (4%) of the total of the Base Rent and Additional Rent paid for the immediately preceding Lease Year, provided that any 10% surcharge levied pursuant to Section 3.2.3 below shall no be considered Additional Rent for purposes of this limitation.

         3.2. Quarterly Calculation and Payment of Additional Rent; Reconciliation.

                  3.2.1 Quarterly Calculation and Estimate. Lessee shall calculate and pay Additional Rent quarterly on the first day of each Fiscal Quarter for the prior Fiscal Quarter, based on one quarter of the Excess Gross Revenues estimated reasonably by Lessee at the beginning of each Fiscal Year, but in no event less than one quarter of the Excess Gross Revenues for the previous Lease Year. If Gross Revenues are reduced as a result of casualty to or a Taking of the Leased Property or permanent reduction of rates paid by Third Party Payors, or by the termination of a sublease, or by the discontinuation of business by a Lessee Affiliate at the Leased Property, then, the estimate can be reasonably reduced to reflect the changed circumstances.

                  3.2.2 Reconciliation. For each Fiscal Quarter after the Additional Rent Commencement Date, on or before the last day of the next succeeding Fiscal Quarter, Lessee shall deliver to Lessor an Officer's Certificate reasonably acceptable to Lessor and Certified by the chief financial officer of Lessee, setting forth the actual Gross Revenues for the immediately preceding Fiscal quarter (for example, the Officer's Certificate relating to the Fiscal Quarter ending May 31, shall be delivered on or before August 31) and the actual increase in the Cost of Living Index for the same Fiscal Quarter. The first quarterly reconciliation and adjustment of Additional Rent shall be made not later than the last day of the Fiscal Quarter in which such Officer's Certificate has been delivered (and so, to continue the foregoing example, the reconciliation and adjustment on Additional Rent for the Fiscal Quarter ending May 31 shall be made not later than August 31 of the immediately succeeding Fiscal Quarter).

                  3.2.3 Deficits. If the Additional Rent, as finally determined for any Fiscal Quarter, exceeds the sum of the quarterly payment of Additional Rent previously paid by Lessee with respect to said Fiscal Quarter, Lessee shall, within thirty (30) days after such determination should have been made under Section 3.2.2, pay such deficit to Lessor. Further, if the deficit in Additional Rent payable for the full Fiscal Year exceeds by ten percent (10%) or more the Additional Rent actually paid for the applicable Fiscal Year, then Lessee shall also pay Lessor interest on such deficit at the Overdue Rate from the date originally due (i.e., the original quarterly payment date on which such payment should have been made until paid in full).

                  3.2.4 Overpayments. If the Additional Rent, as finally determined, for any Fiscal Quarter is less than the amount previously paid with respect to said Fiscal Quarter by Lessee, Lessee shall notify Lessor to grant Lessee a credit in an amount equal to such difference against Additional Rent next coming due or, if requested in writing by Lessee, will refund the same to Lessee within thirty (30) days after receipt of such written request.

                  3.2.5 Final Determination. The obligation to pay Additional Rent shall survive the expiration or earlier termination of the Term, and a final reconciliation, taking into account, among other relevant adjustments, any contractual allowances which related to the Gross Revenues accrued prior to such expiration or termination date, but which have been determined to be not payable after such expiration or termination date, and Lessee's good faith best estimate of the amount of any unresolved contractual allowances shall be made not later than one (1) year after said expiration or termination date. Lessee shall advise Lessor within sixty (60) days after such expiration or termination date of Lessee's best estimate at that time of the approximate amount of such adjustments, which estimate shall not be binding on Lessee or have any legal effect whatsoever.

         3.3 Confirmation and Audit of Additional Rent.

                  3.3.1. Maintain Accounting Systems. Lessee shall utilize, or cause to be utilized, an accrual basis accounting system for the Leased Property in accordance with its usual and customary practices to enable Lessee to prepare financial statements substantially in accordance with GAAP. Lessee shall retain, for at least three (3) years after the expiration of each Fiscal Year (and in any event until the final reconciliation described in Section 3.2 above has been made), reasonably adequate records conforming to such accounting system showing all Gross Revenues for such Fiscal Year.

                  3.3.2. Audit by Lessor. Lessor, at its own expense except as provided hereinbelow, shall have the right from time to time to have its accountants or representatives audit the information set forth, or required to be set forth, in the Officer's Certificate referred to in Section 3.2 and in connection with such audits to examine Lessee's records with respect thereto (including supporting data, income tax and sales tax returns), subject to any prohibitions or limitations on disclosure of any such data under applicable law or regulations, including without limitation, any duly enacted "Patients' Bill of Rights" or similar legislation including such limitations as may be necessary to preserve the confidentiality of any Facility-patient relationship and any physician-patient privilege.

                  3.3.3. Deficiencies and Overpayments. If any such audit discloses a deficiency in the reporting of Gross Revenues, and either Lessee agrees with the result of such audit or the matter is compromised or determined by legal proceedings, Lessee shall forthwith pay to Lessor the amount of the deficiency in Additional Rent which would have been payable by it had such deficiency in reporting Gross Revenues not occurred, as finally agreed or determined, together with interest on the additional Additional Rent which should have been payable by it, at the Overdue Rate from the earliest date when said payment should have been made by Lessee pursuant to Section 3.2.1 above to the date of payment thereof; provided, however, that as to any audit that is commenced more than two (2) years after the date Gross Revenues for any Quarter are reported by Lessee to Lessor, the deficiency, if any, with respect to Additional Rent shall bear interest as permitted herein only from the date such determination of deficiency is made, unless such deficiency is the result of gross negligence or willful misconduct on the part of Lessee or any Affiliate thereof. If any such audit discloses that the Gross Revenues actually received by Lessee for any Fiscal Year exceed those reported by Lessee by more than 10%, Lessee shall pay the reasonable cost of such audit and examination. If any audit conducted by Lessor pursuant to this Section discloses that Lessee has overpaid Additional Rent, Lessor shall notify Lessee and such amount shall be dealt with in the same manner as an overpayment under Section 3.2.4 above.

                  3.3.4. Confidentiality. Any proprietary information obtained by Lessor pursuant to the provisions of this Section shall be treated as confidential, except that such information may be used in any litigation or arbitration proceedings between the parties and except, further, that Lessor may disclose such information to prospective purchasers or lenders, subject in each case to the provisions of Section 12.2.4 below. The obligations of Lessor and Lessee contained in this Section shall survive the expiration or earlier termination of this Lease.

         3.4. Additional Charges. Subject to the rights to contest as set forth in Article 15, in addition to the Base Rent and Additional Rent, (a) Lessee will also pay and discharge as and when due and payable all Impositions and other amounts, liabilities and obligations which Lessee assumes or agrees to pay under this Lease, and (b) in the event of any failure on the part of Lessee to pay any of those items referred to in clause (a) above, Lessee will also promptly pay and discharge every fine, penalty, interest and cost which may be added for non-payment or late payment of such items (the items referred to in clauses (a) and (b) above being referred to herein collectively as the "Additional Charges"), and Lessor shall have all legal, equitable and contractual rights, powers and remedies provided in this Lease, by statute or otherwise, in the case of non-payment of the Additional Charges, as well as the Base Rent and Additional Rent. To the extent that Lessee pays any Additional Charges to Lessor pursuant to any requirement of this Lease, Lessee shall be relieved of its obligation to pay such Additional Charges to the entity to which they would otherwise be due.

         3.5 Net Lease. The Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount of the installments of Base Rent, and the payments of Additional Rent throughout the Term.

         3.6 No Lessee Termination or Offset.

                  3.6.1 No Termination. Except as may be otherwise specifically and expressly provided in this Lease, Lessee, to the extent not prohibited by law, shall remain bound by this Lease in accordance with its terms and shall neither take any action without the consent of Lessor to modify, surrender or terminate the same, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent, nor shall the respective obligations of Lessor and Lessee be otherwise affected by reason of
(a) any damage to, or destruction of, any Leased Property or any portion thereof from whatever cause or any Taking of the Leased Property or any portion thereof,
(b) the lawful or unlawful prohibition of, or restriction upon, Lessee's use of the Leased Property, or any portion thereof, or the interference with such use by any Person or by reason of eviction by paramount title; (c) any claim which Lessee has or might have against Lessor or by reason of any default or breach of any warranty by Lessor under this Lease or any other Lease Document, or any other agreement between Lessor and Lessee, or to which Lessor and Lessee are parties, (d) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor, or (e) for any other cause whether similar or dissimilar to any of the foregoing other than a discharge of Lessee from any such obligations as a matter of law.

                  3.6.2 Waiver. Lessee, to the fullest extent not prohibited by applicable law, hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law to
(a) modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof, or (b) entitle Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Lessee hereunder, except as otherwise specifically and expressly provided in this Lease.

                  3.6.3 Independent Covenants. The obligations of Lessor and Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or ("except in those instances where the obligation to pay expressly survives the termination of this Lease) by termination of this Lease other than by reason of an Event of Default.

         3.7 Abatement of Rent Limited. There shall be no abatement of Rent on account of any casualty, Taking or other event, except that in the event of a partial Taking or a temporary Taking as described in Section 15.4, the Base Rent shall be abated as follows: (a) in the case of such a partial Taking, the Total Purchase Price shall be reduced for the purposes of calculating Base Rent pursuant to Section 3.1(a) or the Put Price pursuant to Section 17.7.2. or the Option Price pursuant to Section 19.4 by subtracting therefrom, as applicable, the net amount of the Award received by Lessor, and (b) in the case of such a temporary Taking, by reducing the Base Rent for the period of such a temporary Taking, by the net amount of the Award received by Lessor.

         For the purposes of this Section 3.7, the "net amount of the Award received by Lessor" shall mean the Award paid to Lessor on account at such Taking, minus all costs and expenses incurred by Lessor in connection therewith, and minus any amounts paid to or for the account of Lessee by Lessor to reimburse for the costs and expenses of reconstructing the Facility following such Taking in order to create a viable and functional Facility under all of the circumstances.


                                    ARTICLE 4

                IMPOSITIONS; TAXES; UTILITIES; INSURANCE PAYMENTS

         4.1 Payment of Impositions.

                  4.1.1 Lessee-To Pay. Subject to Section 4.1.5 below, Lessee will pay or cause to be paid all Impositions on or before the due date, such payments to be made directly to the taxing authority where feasible. For purposes of this section, "due date" shall mean the day immediately before the date on which any fine, penalty, interest or cost may be added to such Imposition on account of non-payment. Subject to Section 4.1.2, Lessee's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof.

                  4.1.2 Installment Elections. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Lessee may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments during the Term hereof (subject to Lessee's right to contest pursuant to the provisions of Section 4.1.5 below) as the same respectively become due and before any fine, penalty, premium, further interest or cost may be added thereto.

                  4.1.3 Returns and Reports. Lessor, at its expense, shall, to the extent permitted by applicable law, prepare and file all tax returns and reports as may be required by Governmental Authorities in respect of Lessor's net income, gross receipts, franchise taxes and taxes on its capital stock, and Lessee, at its expense, shall, to the extent permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any Impositions as may be required by Governmental Authorities. Lessor and Lessee shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event Governmental Authorities classify any property covered by this Lease as personal property, Lessee shall file all personal property tax returns in such jurisdictions where it is required by law to file. Lessor, to the extent it possesses the same, and Lessee, to the extent it possesses the same, will provide the other party, upon request, with costs and depreciation records necessary for filing returns for any property so classified as personal property. If Lessor receives any assessment notice with regard to any personal property tax relating to any Personal Property within the Leased Improvements, Lessor shall use its best efforts to provide Lessee with copies of such assessment notices within a time frame which allows Lessee to file a protest pursuant to Article 16 below.

                  4.1.4 Refunds. If no Event of Default shall have occurred hereunder and be continuing, any refund due from any taxing authority in respect of any Imposition paid by Lessee shall be paid over to or retained by Lessee. If an Event of Default shall have occurred and be continuing, such funds shall be at Lessor's option paid over to Lessor and/or retained by Lessor and applied as provided in Section 6.2.3.

                  4.1.5 Protest. Lessee may, upon giving notice to Lessor, and subject to compliance with the provisions of' Article 16, contest, protest, appeal, or institute such other proceedings as Lessee may deem appropriate to effect a reduction of real estate or personal property assessments and Lessor at Lessee's expense as aforesaid, shall fully cooperate in any reasonable way with Lessee in such protest, appeal, or other action.

         4.2 Notice of Impositions. Lessor shall give prompt notice to Lessee of all Impositions payable by Lessee hereunder of which Lessor at any time has knowledge, but Lessor's failure to give any such notice shall in no way diminish Lessee's obligations hereunder to pay such Impositions under Lessee knew, or reasonably should have known, about the existence of such Imposition.

         4.3 Adjustment of Impositions. Impositions imposed in respect of the period during which the Term terminates shall be adjusted and prorated between Lessor and

Lessee, whether or not such Imposition is imposed before or after such termination, and Lessee's obligation to pay its prorated share thereof shall survive such termination.

         4.4 Utility Charges. Lessee will pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone and other utilities used in the Leased Property during the Term and thereafter until Lessee yields up the Leased Property in the manner required by this Lease.

         4.5 Insurance Premiums. Lessee will pay or cause to be paid, or otherwise satisfactorily provide for the payment in installments of, all premiums for the insurance coverage required to be maintained pursuant to
Article 13 during the Term, and thereafter until Lessee yields up the Leased Property in the manner required by this Lease. All such premiums shall be paid annually in advance and Lessee shall furnish Lessor with evidence satisfactory to Lessor that all such premiums have been so paid or so provided for prior to the Fixed Term Commencement Date and thereafter at least ten (10) days prior to the expiration of the then-effective policy of insurance to which such premium relates. Notwithstanding the foregoing, Lessee may pay such insurance premiums to the insurer monthly installments so long as the applicable insurer is contractually obligated to give Lessor not less than thirty (30) days notice of non-payment and so long as no Event of Default has occurred and is continuing uncured under any of the Lease Documents. In the event of the failure of Lessee either to comply with the insurance requirements in Article 13, or to pay the premiums for such insurance, or to deliver such policies or certificates thereof to Lessor at the times required, Lessor shall be entitled, but shall have no obligation, to effect such insurance and pay the premiums therefor, which premiums shall be repayable to Lessor with interest at the Overdue Rate upon written demand therefor, and failure to repay the same with interest within ten
(10) days after such demand shall constitute an Event of Default.

         4.6 Deposits.

                  4.6.1 Lessor's Option. At the option of Lessor, which may be exercised at any time after the occurrence of an Event of Default, Lessee shall, upon written request of the Lessor, on the first date on the calendar month immediately following such request, and on the day of each calendar month thereafter (each of which dates is hereinafter referred to as a "Monthly Deposit Date"), while this Lease is in effect, pay to and deposit with Lessor a sum equal to one-twelfth (1/12th) of the Impositions to be levied, charged, filed, assessed or imposed upon or against the Leased Property within one (1) year after said Monthly Deposit Date and a sum equal to one-twelfth (1/12th) of the premiums which Lessor will have to pay to utilize the so-called "stand by" insurance policies of Meditrust to provide the coverage supplied by the insurance policies required pursuant to Article 13 of this Lease. If the amount of the Impositions to be levied, charged, assessed or imposed or insurance premiums to be paid within the ensuing one (1) year period shall not be fixed upon any Monthly Deposit Date, such amount for the purpose of computing the deposit to be made by Lessee hereunder shall be estimated by Lessor with an appropriate adjustment to be promptly made between

         Lessor and Lessee as soon as the affixed amount is determinable. In addition, Lessor may at its option, require that any particular deposit be greater than one-twelfth (1/12th) of the estimated amount payable within one (1) year after said Monthly Deposit Date, if such additional deposit is required in order to provide to Lessor a sufficient fund from which to make payment of all Impositions on or before the next due date of any installment thereof, or to make payment of any required insurance premiums not later than the due date thereof.

                  4.6.2 Use of Deposits. The sums deposited by Lessee under this
Section 4.6 shall be held by Lessor and shall be applied in payment of the Impositions or insurance premiums, as the case may be, when due. No trust shall be created by such deposits and any such deposits may be commingled with other assets of Lessor, and in the discretion of Lessor, invested by Lessor and if so invested all Interest thereon shall be held by Lessor for payment of Impositions or premiums, as the case may be. Lessee shall give not less than ten (10) days prior written notice to Lessor in each instance when an Imposition or insurance premium is due, specifying the Imposition or premium to be paid in the amount thereof, the place of payment, and the last day on which the same may be paid in order to comply with the requirements of this Lease. If Lessor, in violation of its obligations under this Lease, does not pay any Imposition or insurance premium when due, for which a sufficient Deposit exists, Lessee shall not be in default hereunder by virtue of the failure to pay such Imposition or such insurance premium and shall not be responsible for any late payment penalty or fine associated therewith.

                  4.6.3 Deficits. If for any reason the sum on deposit with Lessor under this Section 4.6 shall not be sufficient to pay an Imposition or insurance premium in full (or in installments) within the time specified therefor in this Lease, then, within ten (10) days after demand by Lessor, Lessee shall deposit sufficient sums so that Lessor may pay such Imposition or premium in full (or in installments as otherwise provided for herein), together with any penalty or interest thereon. Lessor may change its estimate of any Imposition or insurance premium for any period on the basis of a change in an assessment or tax rate on the basis of a prior miscalculation or for any other good faith reason; in which event, within ten (10) days after demand by Lessor, Lessee shall deposit with Lessor the amount in excess of the sums actually deposited which would theretofore have been payable under the revised estimate.

                  4.6.4. Other Properties. If any Imposition shall be levied, charged, filed, assessed, or imposed upon or against the Leased Property, and if such Imposition shall also be a levy, charge, assessment or imposition upon or for any other real or personal property not a part of the Leased Property, then the computation of the amounts to be deposited under this Section 4.6 shall be based upon the entire amount of such Imposition and Lessee shall not have the right to apportion any deposit with respect to such Imposition.

                  4.6.5. Transfers. Upon any assignment of this Lease by Lessor, Lessor shall have the right to transfer all amounts deposited pursuant to the provisions of this Section 4.6 and still in its possession to such assignee (as the subsequent holder of this

Lease) and upon such assignee's assumption of Lessor's obligations under this Lease, the original lessor named herein shall thereupon be completely released from all liability arising thereafter with respect to such deposits and Lessee shall look solely to said assignee, as the subsequent holder of this Lease, in reference thereto, except that Lessor shall remain liable for any failure to properly deal with such deposit which occurred prior to such assignment by Lessor.

                  4.6.6 [Intentionally Omitted].

                  4.6.7 Return. Upon the expiration or earlier termination this Lease, so long as Lessee has paid and performed all of Lessee's Obligations, any sums then held by Lessor under this Section 4.6 shall be refunded to Lessee.


                                    ARTICLE 5

               OWNERSHIP OF LEASED PROPERTY AND PERSONAL PROPERTY;
                    INSTALLATION, REMOVAL AND REPLACEMENT OF
                           PERSONAL PROPERTY; RESERVES

         5.1 Ownership of the Leased Property. Lessee acknowledges that the Leased Property is the property of Lessor and that Lessee has only the right to the exclusive possession and use of the Leased Property upon the terms and conditions of this Lease.

         5.2 Personal Property; Removal and Replacement of Personal Property.

                  5.2.1 Lessee To Equip Facility. Lessee shall be responsible, at its sole cost and expense, to install, affix or assemble or place on the Leased Property, sufficient items of Personal Property to enable the operation of the Facility in a first-class manner in accordance with the requirements of this Lease for the Primary Intended Use, and such Personal Property and replacements thereof, shall be at all times the property of Lessee.

                  5.2.2 Sufficient Personal Property. Lessee shall maintain during the entire Term all Personal Property and shall provide at its expense all necessary replacements thereof, as may be necessary in order to operate the Facility in a first class manner in compliance with all applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use.

                  5.2.3 Removal of Personal Property; Lessor's Option to Purchase. Lessee will, at its sole cost and expense, restore the Leased Property to the condition required by Section 9.1(a), including repair of all damage to the Leased Property caused by the removal of Lessee's Tangible Personal Property, whether effected by Lessee or Lessor. Upon the termination of this Lease, Lessor shall have the options which may be exercised prior to or within sixty (60) days following termination of (a) acquiring some or all Lessee's Tangible Personal Property upon payment of the fair market value thereof; or (b) requiring Lessee to remove its Tangible Personal Property not so purchased by Lessor. If Lessor exercised the option to purchase Lessee's Tangible Personal Property, the price shall be reduced by the amount of the discounted present value of all payments due on any equipment leases treated as a capital lease under GAAP or any other Permitted Prior Security Interests affecting any of the Tangible Personal Property which Lessor elects to retain. If Lessor requires the removal of some or all of Lessee's Tangible Personal Property, then all of Lessee's Personal Property not purchased by Lessor and not removed by Lessee within thirty (30) days following the request shall be considered abandoned by Lessee and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without first giving notice thereof to Lessee, without any payment to Lessee and without any obligation to account therefor.

         5.2.4 Purchase-Money Security Interests and Equipment Leases. Notwithstanding any other provisions hereof, Lessee may (a) grant priority purchase money security interests in items of Tangible Personal Property, (b) lease Tangible Personal Property from equipment lessors, and (c) grant a priority security interest in Patient Accounts to an Institutional Lender which is providing a working capital line of credit -- so long as in each instance with respect to purchase-money security interests in items of Tangible Personal Property and leases of Tangible Personal Property from equipment lessors which represent a liability (calculated as described below) exceeding $2,000,000 for any single item of Tangible Personal Property or $10,000,000 in the aggregate for any group of items of Tangible Personal Property (other than with respect to any purchase money security interests or equipment leases existing as of the Fixed Term Commencement Date): (i) the secured party or equipment lessor enters into an agreement reasonably satisfactory to Lessor under which Lessor shall be afforded the option of curing defaults and the option of succeeding to the rights of Lessee, (ii) all the terms, conditions and provisions of the financing, security interest or lease are reasonably acceptable to Lessor, (iii) Lessee provides a true and complete copy, as executed, of each such purchase money security agreement, financing documents and equipment lease and all amendments thereto, (iv) no such security interest, financing agreement or lease is cross-defaulted or cross-collateralized with any other obligation, and (v) if the secured party or equipment Lessor is not an Affiliate of Lessee, of Guarantor, or of any Affiliate of Lessee or Guarantor, all the terms and conditions of such security agreement or lease are at least as favorable to Lessee as those customarily given by arm's-length, third party secured lenders or lessors. Security interests granted by Lessee in full compliance with the provisions of this Section 5.2.4 are referred to as "Permitted Prior Security Interests in Personal Property". For purposes of this Section, the "liability" represented by a Permitted Prior Security Interest in Personal Property shall be the principal face amount of the note in case of a purchase-money security interest or the discounted present value of the total of all payments to be made under the lease in the case of an equipment lease; further, any purchase-money security interest or lease for which recourse is limited solely to the leased equipment or equipment subject to the purchase-money security interest and for which there is no cross-default or cross-collateralization feature, shall not be included as a liability for purposes of this calculation.

                                    ARTICLE 6

                         SECURITY FOR LEASE OBLIGATIONS

         6.1      Security for Lessee's Obligations.

                  6.1.1 Security. In order to secure the payment and performance of all of Lessee's obligations under this Lease and under each of the other Lease Documents, all of which are collectively called the "Obligations", Lessee agrees (a) to provide or cause there to be provided to Lessor (i) the Credit Enhancement described below and (ii) the Guaranty and (b) to request when next modifying the Principal Agreement, and use reasonable efforts to obtain, permission from the lenders under the Principal Credit Agreement, and also any consents to such assignment required from any landlord's under any such leases, to permit Lessee to grant to Lessor a collateral assignment (in form and substance reasonably satisfactory to Lessor) of all of Lessee's interest as lessee in any premises outside of the Leased Property which is used in any was as an adjunct to the activities conducted by Lessee on the Leased Property; provided, however, such collateral assignment shall provide, among other things, that Lessor will have no liability whatsoever under such assignment unless and until Lessor elects to dispossess Lessee from, and take possession itself of, the premises subject to such lease(s) and that Lessee shall be entitled to enjoy all the rights of Lessee under all such leases until an Event of Default hereunder.

         6.2      Credit Enhancement.

                  6.2.1 Cash Deposit/Letter of Credit. In order to further secure Lessee's performance of the Obligations, on the Fixed Term Commencement Date, Lessee shall provide to Lessor a credit enhancement (the "Credit Enhancement") for the benefit of Lessor in the form of either (i) cash or other specified investments approved by Lessor in Lessor's name (the "Cash Collateral"), (ii) a Letter of Credit as described in subsection (b) below or
(iii) some combination of Cash Collateral and Letter of Credit, as Lessee may elect from time to time, provided that such Credit Enhancement is in the total of the Stated Amount. The Credit Enhancement may be drawn upon by Lessor upon any Event of Default involving the failure of Lessee to pay to Lessor any amounts owed by Lessee to Lessor under the terms of any of the Lease Documents. Lessee shall maintain the Credit Enhancement in the full Stated Amount throughout the Term unless any of the Credit Enhancement Reduction Conditions described in Section 6.2.2 occurs.

                  (a) Any portion of the Credit Enhancement provided by Cash Collateral shall be in form and substance, and if Lessor elects a form of Cash Collateral other than actual cash, from a bank continually acceptable to Lessor in Lessor's reasonable discretion and shall be pledged to Lessor pursuant to the Deposit Pledge Agreement.

                  (b) With respect to any portion of the Credit Enhancement provided by a letter of Credit (the "Letter of Credit"), Lessee shall provide an irrevocable Letter of

Credit in favor of the Lessor (and satisfactory to Lessor in all respects). Without limiting the foregoing, the Letter of Credit must provide that it shall inure to the benefit of Lessor's successors and assigns and may be successively transferred, and must be issued by an Institutional Lender satisfactory to Lessor, in its reasonable discretion (it being agreed that Bank of Nova Scotia is satisfactory to Lessor subject, however, to the last paragraph of this
Section 6.2.1). Lessee covenants and agrees to take all necessary actions to maintain such Letter of Credit (or any substitute for such Letter of Credit delivered pursuant to this Section 6.2.1) in effect so long as any portion of the Credit Enhancement is being provided by the Letter of Credit.

         Any Letter of Credit delivered pursuant to this Section shall also provide that Lessor shall receive at least ninety (90) days' prior written notice of the termination of expiration or the Letter of Credit from the issuer thereof, and that if such notice is not provided the Letter of Credit shall automatically be extended for one (1) year. Within sixty (60) days after the issuer's sending such notice of expiration or termination, Lessee shall provide Lessor with a substitute Letter of Credit to replace the then expiring Letter of Credit, at which time Lessor will return the expiring Letter of Credit. Such substitute Letter of Credit shall meet all the requirements set forth above with respect to the original Letter of Credit. Lessee's failure to provide a substitute Letter of Credit as set forth above shall constitute an Event of Default under the Lease Documents which shall entitle Lessor to exercise all of the rights and remedies set forth in the Loan Documents, including, without limitation, the right to draw the full amount of the then expiring Letter of Credit.

         If any time while Lessor is holding a Letter of Credit pursuant to this Section, the rating of the issuer of such Letter of Credit drops below Moody's single "A" or such equivalent rating from some other rating agency as Lessor may choose in its reasonable discretion (if the Moody's rating becomes unavailable or Lessor for any other reason elects to no longer rely on Moody's as a rating agency), Lessor shall immediately notify Lessee of such fact, and upon receipt of such notice from Lessor Lessee shall provide Lessor with Cash Collateral or a substitute Letter of Credit (again meeting all the requirements of the Letter of Credit set forth above) within thirty (30) days and upon delivery of such new Letter of Credit, the prior Letter of Credit shall be returned to Lessee. Lessee's failure to provide such Cash Collateral or Letter of Credit shall constitute an Event of Default under the Lease Documents which shall entitle Lessor to exercise all rights and remedies set forth in the Loan Documents, including, without limitation, the right to draw in full the Letter of Credit whose issuer has the unsatisfactory Moody's Rating.

                  6.2.2 Credit Enhancement Reduction Conditions. If, after the Fixed Term Commencement Date, the following conditions (the "Credit Enhancement Reduction Conditions") are fulfilled: (a) there exists no Event of Default under the Lease and Lessee has received no notice regarding an event or state of facts which, with the passage of time, would constitute an Event of Default if not cured by Lessee, and Lessee has not yet effected such cure; and (b) either (i) the Guarantor achieves a rating of BB or better from Standard & Poors (the "Half Reduction Condition") or (ii) the Guarantor achieves an investment grade rating of BBB- or better from Standard & Poors (a "Full Reduction Condition"). In the event of the occurrence of the Half Reduction Condition, or (iii) Lessee and the Guarantor execute and deliver to Lessor an Affiliated Parties Subordination Agreement (also a "Full Reduction Condition"); then, upon the receipt of evidence reasonably satisfactory to Lessor of satisfaction of any one of the Credit Enhancement Reduction Conditions, the required Credit Enhancement shall be reduced to one half (1/2%) of the Stated Amount in the case of the occurrence of the Half Reduction Condition or eliminated entirely in case of occurrence of a Full Reduction Condition. In the event of the occurrence of the Half Reduction Condition, the remaining amount of the Credit Enhancement shall continue to be held by Lessor as collateral security for the Obligations of Lessee as provided in Section
6.2.1 above until the earlier of (x) the occurrence of Full Reduction Condition or (y) all Obligations of Lessee under the Lease Documents have been paid and satisfied in full following which, upon written request of Lessee, the balance shall be paid to or at the direction of Lessee.

                  6.2.3 Application of Credit Enhancement. Upon the occurrence of any Event of Default involving the failure of Lessee to pay to Lessor any amount owed by Lessee to Lessor under the terms of any of the Lease Documents, Lessor shall be entitled, at its option, to use all or any portion of the Credit Enhancement, including interest thereon, then held by it to pay any amount otherwise payable by Lessee or the Guarantor under any of the Lease Documents, in accordance with the terms of this Lease or the other Lease Documents.

                  6.2.4 Replenishment of Cash Collateral. If at anytime after any portion of the Credit Enhancement has been so reduced or eliminated, Lessee fails to continue to satisfy either the Half Reduction Condition or one of the Full Reduction Conditions, then within thirty (30) days after the change in rating by Standard & Poors or other event which causes such Reduction Conditions no longer to be satisfied, without any requirement of notice or demand by Lessor, Lessee shall re-establish the required Credit Enhancement in the manner provided in Section 6.2.1 in an amount sufficient to reinstate either the full Stated Amount, in the case of a failure to meet even the Half Reduction Condition or one-half (1/2) the Stated Amount in the event of a failure to meet either of the Full Reduction Conditions (although while still meeting the Half Reduction Condition). Further, if Lessor expends any of the Credit Enhancement to pay any amount payable by Lessee, or otherwise applies the same to or towards the Obligations, Lessee shall, upon demand of Lessor, immediately augment either the Cash Collateral or the Letter of Credit so as to increase the amount Held by Lessor as the Credit Enhancement to either the full Stated Amount or one-half the Stated Amount (depending upon which, if any, of the Credit Enhancement Reduction Conditions is then being met).

                  6.2.5 Interest on Cash Collateral. Any interest accrued on the Cash Collateral shall be paid to Lessee semi-annually provided that there is no Event of Default then outstanding and Lessee has received no notice regarding an event or state of facts which, with the passage of time, would constitute an Event of Default if not cured by Lessee, and Lessee has not yet effected such cure.

         6.3 Guaranty. All of Lessee's Obligations shall be unconditionally and irrevocably guaranteed by OrNda Healthcorp, a Delaware corporation, pursuant to a written guarantee of even date herewith in favor of Lessor.

                                    ARTICLE 7

                      CONDITION AND USE OF LEASED PROPERTY;
                              MANAGEMENT AGREEMENTS

         7.1 Condition of the Leased Property. Lessee acknowledges receipt and delivery of possession of the Leased Property and that Lessee has examined and otherwise has acquired knowledge of the condition of the Leased Property prior to the execution and delivery of this Lease and has found the same to be in good order and repair and satisfactory for its purposes hereunder. Lessee is leasing the Leased Property "AS-IS" in its present condition. Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property. LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR ANY PARTICULAR PURPOSE OR USE, ITS DESIGN OR CONDITION OR OTHERWISE, OR AS TO DEFECTS IN QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL RISKS RELATING TO THE DESIGN, CONDITION OR USE OF THE LEASED PROPERTY ARE TO BE BORNE BY LESSEE.

         If at any time or from time to time during the Term of this Lease, Lessor reasonably believes that either of the conditions described in (a) or (b) below may exist, then at the request of Lessor, Lessee shall engage one (1) or more independent professional consultants, engineers and inspectors, qualified to do business in the State and acceptable to Lessor to perform any testing or other inspections of the Leased Property and the Facility as Lessor may reasonably request in order to detect the presence of any condition: (a) that may be harmful, or present a health hazard, to the patients and other occupants of the Facility, or (b) that constitutes a breach or violation of any of the Lease Documents. In the event that Lessor determines that the results of such testing or inspections are unsatisfactory, within thirty (30) days of notice from Lessor, Lessee shall take such appropriate remedial actions as may be reasonably requested by Lessor to correct such unsatisfactory conditions and shall thereafter diligently and continuously prosecute such remedial actions to completion within the time limits prescribed in this Lease or the other Lease Documents.

         7.2 Use of the Leased Property; Compliance; Management.

                  7.2.1 Obligation to Operate. Lessee covenants that it will continuously operate the Leased Property for the Primary Intended Use (and other Permitted Uses as applicable) and maintain in All Material Respects its qualifications for licensure and accreditation as required by Legal Requirements and Insurance Requirements.

                  7.2.2 Permitted Uses. During the entire Term, Lessee shall use the Leased Property and the Facility, or cause the Leased Property and the Facility to be used only for the Primary Intended Use and Other Permitted Uses and for such other uses as may be incidental thereto. Lessee shall not use the Leased Property or any portion thereof for any other use without the prior written consent of Lessor.

                  7.2.3 Compliance with Insurance Requirements. No use shall be made or permitted to be made of the Leased Property and no acts shall be done which will cause the cancellation of any insurance policy covering the Leased Property or any part thereof, nor shall Lessee sell or otherwise provide to patients therein, or permit to be kept, used or sold in or about the Leased Property any article which may be prohibited by law or any of the Insurance Requirements. Further, Lessee shall, at its sole cost and expense, take whatever other action may be necessary to comply in All Material Respects with all Insurance Requirements.

                  7.2.4 No Waste. Lessee shall not commit or suffer to be committed any waste on the Leased Property, or in the Facility, nor shall Lessee cause or permit any nuisance thereon.

                  7.2.5 No Impairment. Lessee shall neither suffer nor permit the Leased Property or any portion thereof to be used in such a manner as (i) might reasonably tend to impair Lessor's title thereto or to any portion thereof, or (ii) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof.

                  7.2.6 No Liens. Lessee shall in no event cause, permit or suffer any lien to exist with respect to the Leased Property other than Permitted Encumbrances.

         7.3 Compliance with Legal Requirements. Lessee covenants and agrees that the Leased Property shall not be used for any unlawful purpose and that Lessee, at its sole cost and expense, will promptly (a) comply in All Material Respects with all Legal Requirements relating to the use, operation, maintenance, repair and restoration of the Leased Property, whether or not compliance therewith shall require structural change in any of the Leased Property or interfere with the use and enjoyment of the Leased Property and (b) procure, maintain and comply in All Material Respects with all Contracts and Permits for any use of the Leased Property for the Primary Intended Use or Other Permitted Uses, and Property for the Primary Intended Use or Other Permitted Uses, and for the proper erection, installation, operation, and maintenance of the Leased Property or any part thereof. Unless an Event of Default has occurred and is continuing under the Lease or Lessee has received a notice regarding an event or state of facts which, with the passage of time, would constitute an Event of Default if not cured by Lessee, and Lessee has not yet effected such cure, Lessee may, upon prior written notice to Lessor, contest any Legal Requirements to the extent permitted by, and in accordance with, Article 16 below.

         7.4 Management Agreements. Lessee represents and warrants that there is no management agreement in force and effect with respect to the Facility. Further, throughout the Term Lessee shall not enter into any Management Agreement where the annual fees thereunder exceed $500,000 unless the identity of the manager and all of the terms and conditions thereof have been previously approved in writing by Lessor, which approval will not be unreasonably withheld or delayed.

         7.5 First-Class Operation; Best Efforts to Maximize. Lessee further covenants that the operation of the Facility shall be conducted in a manner consistent with standards and practices recognized in the health care industry as those customarily utilized by first class business operations. Subject to the foregoing standard and any applicable Legal Requirements, Lessee shall use its best efforts to maximize the Facility's Net Income.

         7.6 Full Complement of Functions on Leased Property. During the Term of this Lease, Lessee will not move off of the Leased Property any function presently performed thereon, or otherwise conduct any health care related function at a site which is not part of the Leased Property, where the failure to perform such function on the Leased Property would have a Material Adverse Effect on the ability of any Person to conduct the proper and efficient operation of the Facility, both legally and practically, for the Primary Intended Use, using only those buildings, facilities, improvements and other functions then still located on the Leased Property, unless (a) such off-site function is conducted on property leased to Lessee where such off-site lease has been assigned to Lessor, or (b) if such function is performed on off-site property owned by Lessee, Lessee has offered to Lessor the opportunity to finance such off-site property as though it were a Capital Addition.

                                    ARTICLE 8

                              REPAIRS; RESTRICTIONS

         8.1 Maintenance and Repair.

                  8.1.1 Lessee's Responsibility. Lessee, at its sole cost and expense, will keep the Leased Property and all private roadways, sidewalks and curbs appurtenant thereto which are under Lessee's control in good order and repair (whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements, or the age of the Leased Property or any portion thereof, or any other cause) and, except as otherwise provided in Articles 14 and 15, shall, with the exercise of all reasonable efforts, promptly undertake and diligently complete all necessary and appropriate repairs, replacements, renovations, restorations, and alterations of every kind and nature, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition (concealed or otherwise) existing prior to the commencement of, or during, the Term of this Lease and thereafter until Lessee yields-up the Premises in the manner required by this Lease. Lessee shall also be obligated at its expense to make all repairs, modifications, replacements, and renovations necessary to comply with all Legal Requirements and Insurance Requirements applicable to the Leased Property so that it can be legally operated for its Primary Intended Use. All repairs, replacements, renovations, alterations and modification shall be done in a good and workmanlike manner in compliance with all Legal Requirements and Insurance Requirements and the requirements of
Article 9, using new materials suited for their intended purpose and shall be consistent with the operation of the Facility for the Primary Intended Use in accordance with this Lease. With respect to any repairs, replacements, renovations, alterations or modifications having a cost of $100,000 or greater, Lessee shall provide Lessor with written notice of such work and a general description of the work to be undertaken; this notice may be provided as part of the quarterly reporting made by Lessee under Section 12.2.1(c). Lessee will not take or omit to take any action the taking or omission of which would have a Material Adverse Effect on the Leased Property.

                  8.1.2 No Lessor Obligation. Lessor shall not under any circumstances be required to build or rebuild any improvements on the Leased Property, or to make any repairs, replacements, renovations, alterations, restorations, modifications, or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or, except as provided in Article 9, to make any expenditure whatsoever with respect thereto in connection with this Lease, or to maintain the Leased Property in any way.

                  8.1.3 Lessee May Not Obligate Lessor. Except in the case of an express and specific written agreement by Lessor to the contrary, nothing contained in this Lease and no action or inaction by Lessor shall be construed as (a) constituting the consent or request of Lessor, express or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services for the construction, alteration, addition, repair or demolition of or to the Leased Property or any part thereof, or (b) giving Lessee any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Lessor in respect thereof or to make any agreement that may create, or in any way be the basis for, any right, title, interest, lien, claim or other encumbrance upon the estate of Lessor in the Leased Property or any portion thereof.

         8.2 Encroachments; Title Restrictions. If any of the Leased Improvements shall, at any time, encroach upon any property, street or right-of-way adjacent to the Leased Property, or shall violate the agreements or conditions contained in any lawful restrictive covenant or other agreement affecting the Leased Property, or any part thereof, or shall impair the rights of others under any easement or right-of-way to which the Leased Property is subject, then promptly upon the request of Lessor, Lessee shall, at its sole cost and expense, subject to Lessee's right to contest the existence of any encroachment, violation or impairment (as provided in Article 16), at Lessee's option, (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Lessor or Lessee or (b) make such changes in the Leased Improvements, and take such other actions, as Lessee in the good faith exercise of its judgment deems reasonably practicable, to remove such encroachment, or to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements and in any event, Lessee shall take all such actions as may be necessary in order to be able to continue the operation of the Leased Improvements for the Primary Intended Use substantially in the manner and to the extent the Leased Improvements were operated prior to the assertion of such violation of encroachment. Any such alteration shall be made in conformity with the applicable requirements of Article 9. Notwithstanding the foregoing, Lessee shall have no obligation to remove any encroachment which existed as of the Fixed Term Commencement Date, unless the failure to remove of such encroachment will violate a Legal Requirement so as to have a Material Adverse Effect on the Leased Property. Lessee's obligations under this Section 8.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance.

                                    ARTICLE 9

                           STRUCTURAL ALTERATIONS AND
                                CAPITAL ADDITIONS

         9.1 Limitations. Without the prior written consent of Lessor, which consent may be withheld or granted by Lessor in its reasonable discretion, Lessee shall make no structural alterations or changes to the Leased Property or Capital Additions, except as may be expressly required or permitted pursuant to Articles 8 and 9 hereof, and shall not enlarge or reduce the size of the Facility; provided however that with respect to any Capital Additions costing less than $5,000,000 in the aggregate during any consecutive twelve (12) month period, Lessee shall not be required to obtain Lessor's prior consent, but must nevertheless comply with all other applicable requirements of this Lease relating to the manner in which construction activities on the Lease Property shall be conducted, including, without limitation, Sections 8.1.1, 9.2.1, 9.2.5 and 9.4 (but specifically excluding Sections 9.2.2, 9.2.3, 9.2.4, and 9.3).

         9.2 Structural Alterations and Construction of Capital Additions. As to Capital Additions for which Lessor has granted its prior written approval, the following provisions shall apply unless otherwise agreed.

                  9.2.1 No Encumbrance. Lessee shall not be permitted to create any recorded Encumbrance on the Leased Property in connection with such structural change or Capital Addition without the express written consent of Lessor.

                  9.2.2 Lessee's Proposal. If Lessee desires to make a Capital Addition and the aggregate cost of all Capital Additions has been or will be during any consecutive twelve (12) month period more than $5,000,000 (and after such $5,000,000 threshold has been exceeded, any Capital Addition costing more than $250,000 for such consecutive twelve (12) month period), Lessee shall submit to Lessor in writing a proposal setting forth in reasonable detail any such proposed work and shall provide to Lessor such plans and specifications, Permits, contracts and other information concerning the proposed work as Lessor may reasonably request. Without limiting the generality of the foregoing, any such proposal relating to a Capital Addition shall indicate the approximate projected cost of constructing such Capital Addition, the use or uses to which it will be put and a good faith estimate of the change, if any, in the Gross Revenues that Lessee anticipates will be caused by the addition of such Capital Addition to the Leased Property.

                  9.2.3 Lessor's Options. Lessor shall have the options of: (a) denying permission for a Capital Addition unless required by applicable Legal Requirements, (b) offering to finance the Capital Addition pursuant to Section 9.3, (c) allowing Lessee to pay for or separately finance the Capital Addition subject to the same limits and conditions imposed under Section 9.4 with respect to improvements which are not Capital Additions or (d) any combination thereof. Unless Lessor notifies Lessee in writing of a contrary election within twenty
(20) days of Lessee's request, Lessor shall be deemed to have denied the request for the Capital Addition.

                  9.2.4 Lessor May Elect to Finance. If Lessor elects to offer financing for the proposed Capital Addition and Lessee accepts such offer, the provisions of Section 9.3 shall apply.

                  9.2.5 General Restrictions. Without in any way limiting Lessor's options with respect to proposed Capital Additions or structural changes: (a) no Capital Addition or other alteration or change shall be made which significantly alters the character or purpose of the Leased Property or otherwise has any Material Adverse Effect on the value, utility or revenue-producing capability of the Leased Property; (b) no Capital Addition or other alteration or change shall be made which would tie in or connect any Leased Improvements on the Leased Property with any other improvements on property adjacent to the Leased Property (and not part of the land covered by this Lease) including, without limitation, tie-ins of buildings or other structures or utilities, unless Lessee shall have obtained the prior written approval of Lessor, which approval shall be subject to Lessor's reasonable discretion; and (c) all proposed Capital Additions or structural alterations and changes shall be architecturally integrated and consistent with the Leased Property. However, in any instance where Lessor has reviewed and approved Lessee's plans and specifications for any Capital Additions or structural changes, such approval shall be deemed to constitute Lessor's agreement that all of the conditions (a) through (c) above have been satisfied with respect to such work.

         9.3 Capital Additions Financed by Lessor.

                  9.3.1 Lessee's Financing Request. Lessee shall submit to Lessor a request that Lessor provide or arrange financing for a Capital Addition and shall provide to Lessor such information about the Capital Addition as Lessor may reasonably request, including without limitation all information referred to in Section 9.2 above. Lessee understands that Lessor shall be under no obligation to agree to such request and Lessor understands that Lessee need not accept Lessor's financing proposal. Nevertheless, Lessor shall notify Lessee within thirty (30) days of receipt of such information as to whether it will finance the proposed Capital Addition and, if so, the terms and conditions upon which it would do so (which shall be Meditrust's then prevailing terms and conditions for similar type loans), including the terms of any amendment to this Lease (including, without limitation, an increase in Base Rent based on Lessor's or its Affiliate's then existing terms and prevailing conditions to compensate Lessor for the additional funds advanced by it). Lessee may withdraw its request by notice to Lessor at any time before or after receipt of Lessor's terms and conditions, until such time as Lessee has executed a mutually acceptable Leasehold Improvement Agreement. If Lessor provides or arranges for the financing thereof, such Capital Additions shall be constructed by Lessee pursuant to such Contracts, plans and specifications as Lessor or any Affiliate of Lessor shall approve, with funding to be made in accordance with Lessor's or such Affiliate then standard construction loan requirements and procedures which may include, without limitation, the procedures applicable to Work under Sections 14.1.3 and 14.1.4, all as shall be specified in the Leasehold Improvement Agreement.

                  9.3.2 Lessor's General Requirements. If Lessor agrees to finance the proposed Capital Addition and Lessee accepts Lessor's proposal therefor, Lessee shall provide to Lessor, in addition to all other items which Lessor or an Affiliate of Lessor may require, the following:

                  (a) prior to any advance of funds, any information, opinions, certificates, Permits or documents reasonably requested by either Lessor or any other Person who is or may be participating with Lessor in any way in such financing, which are necessary to confirm that Lessee will be able to use the Capital Addition upon completion thereof in accordance with the Primary Intended Use or Other Permitted Uses, evidence satisfactory to Lessor that all Permits required for the construction and use of the Capital Addition have been received and are in full force and effect, not subject to appeal, except only for those Permits which cannot in the normal course be obtained prior to commencement or completion of the construction, so long as Lessor and such other Person are provided with reasonable evidence that the same will be available in the normal course of business without unusual condition;

                  (b) prior to any advance of funds, an Officer's Certificate and, if requested, a certificate from Lessee's architect, setting forth in reasonable detail the projected (or actual, if available) Capital Additions Cost;

                  (c) bills of sale, instruments of transfer and other documents required by Lessor so as to vest title to the Capital Additions in Lessor free and clear of all liens, and an amendment to this Lease, duly executed and acknowledged, in form and substance reasonably satisfactory to Lessor and Lessee, providing for such changes as may be appropriate, including, without limitation, changes in the Base Rent, the legal description of the Land, or the Total Purchase Price;

                  (d) upon payment therefor, a deed conveying to Lessor title to any land acquired for the purpose of constructing the Capital Additions free and clear of any liens or encumbrances except those approved by Lessor, and, upon completion of the

Capital Addition, a final as-built survey thereof reasonably satisfactory to Lessor, if required by Lessor and any other items which are reasonable requested by Lessor;

                  (e) during and following the advance of funds and the completion of the Capital Addition, endorsements to any outstanding policy of title insurance covering the Leased Property or commitments therefor satisfactory in form and substance to Lessor (i) updating the same without any additional exception except as may be reasonably permitted by Lessor; and (ii) increasing the coverage thereof by an amount equal to the Fair Market Value of the Capital Addition (except to the extent covered by the owner's policy of title insurance referred to in subparagraph (f) below);

                  (f) following the advance of funds, if appropriate, an owner's policy of title insurance insuring fee simple title to any land conveyed to Lessor pursuant to subparagraph (d) free and clear of all liens and encumbrances except those approved by Lessor; and

                  (g) during or following the advancement of funds, prints of architectural and engineering drawings relating to the Capital Additions and such other certificates (including, but not limited to, endorsements increasing the amount of title insurance coverage) documents, opinions of counsel, appraisals, surveys, certified copies of duly adopted resolutions of the board of directors of Lessee authorizing the execution and delivery of the lease amendment and any other documents and instruments as may be reasonably required by Lessor and any Person participating with Lessor in any way in the financing of the Capital Additions Cost.

                  9.3.3 Payment of Costs. By virtue of accepting Lessor's proposal to finance a Capital Addition, whether or not such financing is actually consummated, Lessee shall have agreed to pay when due all reasonable costs and expenses of Lessor paid or incurred by it in connection with the financing of the Capital Addition, including, but not limited to, (a) the reasonable fees and expenses of Lessor's counsel, (b) all photocopying expenses,
(c) the amount of any filing, registration and recording taxes and fees, if any,
(d) documentary stamp taxes, if any, (e) title insurance charges, appraisal fees, if any, and rating agency fees, if any, and (f) commitment fees, in any.

         9.4 Non-Capital Additions. Lessee shall have the right to make alterations, additions, modifications or improvements to the Leased Property which are not Capital Additions from time to time as it may deem to be desirable or necessary for its uses and purposes, but in so doing, Lessee shall always comply with and satisfy the conditions of Section 9.2.5. The cost of such non-Capital Additions, alternations, modifications or improvements to the Leased Property shall be paid by Lessee, and all such non-Capital Additions, modifications and improvements shall, without payment by Lessor at any time, be included under the terms of this Lease and become a part of the Leased Property and upon expiration or earlier termination of this Lease shall pass to and become the property of Lessor. Notwithstanding the foregoing, all such alterations, additions, modifications and improvements which affect the structure of the Facility, or which involve the expenditure of more than $5,000,000 shall be undertaken only upon compliance with the provisions of Section 14.1.3 and all Legal Requirements and all other requirements of this Lease (excluding, however, those provisions relating to Lessor financing of Capital Additions). Lessor shall grant easements for roads, utilities and rights of way as are reasonably necessary for any Capital Addition or other work performed by Lessee under this Lease provided that such easement shall not have a Material Adverse Effect on the Leased Property or any portion thereof.

                                   ARTICLE 10

                         WARRANTIES AND REPRESENTATIONS

         10.1 Representations and Warranties. Lessee hereby represents and warrants to, and covenants and agrees with, Lessor that, subject to the matters, if any, set forth in Lessee's "Disclosure Statement" which is annexed hereto as EXHIBIT E, and also subject to the materiality standards stated in Section 17.1(j) below as follows:

                  10.1.1 Existence; Power; Qualification. Lessee is a corporation duly organized, validly existing and in good standing under the laws of California. Lessee has all requisite corporate power to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted and is duly qualified to do business and is in good standing in each jurisdiction (including the State) where such qualification is necessary or desirable in order to carry out its business as now conducted and as proposed to be conducted. As of the date of this Lease, Lessee does not have any Subsidiaries and Lessee is not a member of any partnership or joint venture. Subject to Section 20.4, Lessee is a wholly-owned Subsidiary of the Guarantor by virtue of its being wholly-owned by an intermediary subsidiary which is, in turn, wholly-owned by an intermediary subsidiary, which is a direct wholly-owned Subsidiary of the Guarantor.

                  10.1.2 Valid and Binding. Lessee is duly authorized to make and enter into all of the Lease Documents to which Lessee is a party and to carry out the transactions contemplated therein. All of the Lease Documents to which Lessee is a party have each been duly executed and delivered by Lessee, and each is a legal, valid and binding obligation of Lessee, enforceable in accordance with its terms.

                  10.1.3 Single Purpose. Lessee is, and during the entire time that this Lease remains in force and effect shall be, engaged in no business, trade or activity other than the operation of the Leased Property for the Primary Intended Use and Other Permitted Uses.

                  10.1.4 No Violation. The execution, delivery and performance of the Lease Documents and the consummation of the transactions thereby contemplated will not, either (a) result in any breach of, or constitute a default under, or result in the acceleration, or constitute an event which, with notice or passage of time, or both, will result in default or acceleration of any obligation of Lessee or the Guarantor under any of the Permits and Contracts or any other contract, mortgage, lien, lease, agreement, instrument, franchise, arbitration award, judgment, decree, bank loan or credit agreement, trust indenture or other instrument to which Lessee or the Guarantor is a party or by which Lessee or the Guarantor may be bound or affected nor (b) violate or contravene any Legal Requirements, restriction, order, judgment, writ decree or injunction to which Lessee or the Guarantor is subject.

                  10.1.5 Consents and Approvals. No consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required in connection with the execution, delivery and performance of the Lease Documents, except (a) for those which have already been obtained or, if not yet obtained, applied for (and will be received in due course) and (b) as otherwise expressly contemplated by this Lease.

                  10.1.6 No Liens or Proceedings. There are no actions, suits, investigations or proceedings including, without limitation, liens or garnishments, pending or, to the best of Lessee's knowledge and belief, threatened: (a) against or affecting Lessee, or the Guarantor, which if adversely resolved against Lessee or the Guarantor, would adversely affect the ability of any of the foregoing to perform their respective obligations under the Lease Documents; (b) against or affecting the Leased Property or the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof; or (c) which may involve or affect the validity, priority or enforceability of any of the Lease Documents, at law or in equity, or before or by any arbitrator or Governmental Authority.

                  10.1.7 No Burdensome Agreements. Neither Lessee or the Guarantor is a party to any agreement the terms of which now adversely affect or, as far as can be reasonably foreseen will adversely affect, its respective financial condition or business or the operation of the Leased Property.

                  10.1.8 [Intentionally Omitted].

                  10.1.9 Adequate Capital, Not Insolvent. After giving effect to the consummation of the transactions contemplated by the Lease Documents, Lessee and the Guarantor each: (a) will be able to pay its debts as they become due;
(b) will have sufficient funds and capital to carry on its business as now conducted or as contemplated to be conducted (in accordance with the terms of the Lease Documents); (c) will own property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay its debts as they become due; and (d) will not be rendered insolvent as determined by applicable law.

                  10.1.10 Not Delinquent. Neither Lessee nor the Guarantor are delinquent or claimed to be delinquent under any obligation for the payment of borrowed money.

                  10.1.11 [Intentionally Omitted].

                  10.1.12 Taxes Current. Lessee and the Guarantor have filed all federal, state and local tax returns which are required to be filed as to which extensions are not currently in effect and have paid all taxes, assessments, impositions, fees and other governmental charges (including interest and penalties) which have become due pursuant to such returns or pursuant to any assessment or notice of tax claim or deficiency received by Lessee or the Guarantor. No tax liability has been asserted by the Internal Revenue Service against Lessee or the Guarantor or any other federal, state or local taxing authority for taxes, assessments, impositions, fees or other governmental charges (including interest or penalties thereon) in excess of those already paid, except such taxes, assessments, charges, levies or claims where the validity or amount thereof is currently being contested in good faith by appropriate proceedings and Lessee or the Guarantor has set aside on its books proper reserves (to the extent required by GAAP) adequate with respect thereto.

                  10.1.13 Financials and Projections Complete and Accurate. Each of the financial statements of Lessee and of the Guarantor given, and to be given, to Lessor in connection with the Lease fairly presented, and will fairly present, the financial condition of Lessee and the Guarantor, as the case may be, as of the date thereof and for the periods covered thereby, having been prepared in accordance with GAAP. There has been no Material Adverse Change since the date of the latest financial statements of Guarantor with respect to the Tangible Net Worth of the Guarantor or with respect to any other matters contained in the financial statements submitted to Lessor prior to the execution of this Lease. The projected financial information furnished by the Lessee to the Lessor for use in connection with the transactions contemplated by this Lease and the other Lease Documents were prepared in good faith and are based on the good faith estimates and assumptions of the management of Lessee and the Guarantor and neither Lessee nor the Guarantor has any reason to believe that such projections are not reasonable; it being recognized, however, that projections as to future events are not to be viewed as fact and that the actual results during the period or periods covered by any such projections probably will differ from the projected results and that the difference may be material and there has been no adverse change in the business, assets or condition, financial or otherwise of Lessee or the guarantor since the submission of such projected financial information.

                  10.1.14 No Investigations Pending. There are not actions or investigations pending or, to the best knowledge and belief of Lessee, threatened, anticipated or contemplated (nor, to the knowledge of Lessee, is there any basis therefor) against or affecting Lessee, the Leased Property or the Guarantor before any Governmental Authority, Accreditation Body or Third Party Payor which could prevent or hinder the consummation of the transactions which could prevent or hinder the consummation of the transactions contemplated hereby or call into question the validity of any of the Lease Documents or any action taken or to be taken in connection with the transactions contemplated thereunder or which in any single case or in the aggregate will result in any adverse change in the business, prospects, condition, affairs or operations of Lessee, the Leased Property or the Guarantor, or any impairments of the right or ability of Lessee of the Guarantor to carry on its operations as now conducted or proposed to be conducted.

                  10.1.15 No Present Violations. Lessee and the Leased Property and the ownership, construction, development, maintenance, management, repair, use, occupancy, possession and operation thereof comply with all Legal Requirements and there is no claim of any violation thereof known to Lessee.

                  10.1.16  [Intentionally Omitted].

                  10.1.17 No Action By Governmental Authority. There is no action pending or, to the best knowledge and belief of Lessee, recommended, by any Governmental Authority having jurisdiction thereof, either to revoke, repeal, cancel, modify, withdraw or suspend any Permit or Contract relating to the Leased Property, or any other action of any other type which could have an adverse effect on the Leased Property.

                  10.1.18 No Condemnation. There is no Condemnation or similar proceeding pending with respect to or affecting the Leased Property, and Lessee is not aware, to the best of Lessee's knowledge and belief, that any such proceeding is contemplated.

                  10.1.19 Rate Limitations. Except as disclosed on EXHIBIT F attached hereto and incorporated herein by reference, the State currently imposes no restrictions or limitations on rates which may be charged by Lessee to private pay patients receiving services at the Facility.

                  10.1.20  [Intentionally Omitted].

                  10.1.21  [Intentionally Omitted].

                  10.1.22 ERISA. No employee pension benefit plan maintained by Lessee or the Guarantor has any accumulated funding deficiency within the meaning of the ERISA, nor does Lessee or the Guarantor have any liability to the PBGC established under ERISA in connection with any employee pension benefit plan (or other class of benefit which the PBGC has elected to insure), and there have been no "reportable events" (not waived) or "prohibited transactions" with respect to any such plan, as those terms are defined in Section 4043 of ERISA and Section 4975 of the Internal Revenue Code of 1986, as now or hereafter amended, respectively.

                  10.1.23 No Broker. Neither Lessee nor the Guarantor nor any of their respective Affiliates have dealt with any broker or agent in connection with this Lease.

                  10.1.24 No Improper Payments. Neither Lessee nor the Guarantor or its Subsidiaries have: (a) made any contributions, payments or gifts of its funds or property to or for the private use of any government official, employee, agent or other Person where either the payment or the purpose of such contribution, payment or gifts is illegal under the laws of the United States, any state thereof or any other jurisdiction (foreign or domestic); (b) established or maintained any unrecorded fund or asset for any purpose or has made any false or artificial entries on any of its books or records for any reason; (c) made any payments to any Person with the intention or understanding that any part of such payment was to be used for any other purpose other than that described in the documents supporting the payment; or (d) made any contribution, or has reimbursed any political gift or contribution made by any other Person, to candidates for public office, whether federal, state or local, where such contribution is in violation of applicable law.

                  10.1.25 Nothing Omitted. The certificates, agreements, statements including, without limitation, any financial statements concerning the financial condition of Lessee or Guarantor, furnished to or to be furnished to Lessor or its attorneys in connection with this Lease and the other Lease Documents, taken as a whole, do not contain and will not contain any untrue statement of a material fact, nor omit and will not omit to state any material fact where such omission would have the effect of rendering any of the statements contained herein and therein misleading. There is no fact within the special knowledge of Lessee or the Guarantor which has not been disclosed herein or in writing to Lessor that would have an adverse effect, now or in the future, on the business, properties, assets or condition, financial or otherwise, of the Guarantor, Lessee or the Leased Property.

                  10.1.26 No Margin Security. Lessee is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Total Purchase Price will be used by the Lessee to purchase or carry any margin security or to extend credit to others for the purpose of purchasing or carrying any margin security or in any other manner which would involve a violation of any of the regulations of the Board of Governors of the Federal Reserve System. Lessee is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  10.1.27 [Intentionally Omitted].

                  10.1.28 Principal Place of Business. The principal place of business of Lessee is, and during the entire Term of this Lease will be, located at St. Luke's Medical Center, 1800 East Van Buren Street, Phoenix, Arizona 85007, Attention: CEO, unless changed in the manner required by Section 12.5.7 below.

                  10.1.29 Permitted Encumbrances. None of the Permitted Encumbrances has, or is likely to have an adverse impact upon, nor interfere with or impede in any material respect, the operation of the Leased Property for the Primary Intended Use.

                  10.1.30 No Material Off-Site Functions. All building facilities and other improvements necessary, both legally and practically, for the proper and efficient operation of the Facility for the Primary Intended Use are presently located on the Leased Property.

                  10.1.31 Accreditation. The Facility is accredited by the JCAHO and there are not known deficiencies in either the Leased Property or any services provided at the Facility that would prevent the extension of the accreditation of the Facility by any of the immediately preceding named Accreditation Bodies after their next regularly scheduled inspections.

                  10.1.32 Qualification for Services. Lessee or the Facility is fully qualified as a provider of service under, and participates in, all Third Party Payor Programs and referral programs as are necessary for the prudent operation of the Facility in the good faith exercise of commercially reasonable business judgment.

                  10.1.33 No Notices of Deficiencies. Neither Lessee nor the Facility has received any outstanding notice of any claim, requirement or demand of any Governmental Authority, Accreditation Body, Third Party Payor or any insurance body having or claiming any licensing, certifying, supervising, evaluating or accrediting authority over the Facility to rework or redesign the Facility, its professional staff or its professional services, procedures and practices in any material respect or to provide additional furniture, fixtures, equipment or inventory so as to make the Facility conform to or comply with any Legal Requirement.

                  10.1.34 No Labor Disputes. There are no proceedings now pending, or to the best of Lessee's knowledge, threatened with respect to the operation of the Facility before the National Labor Relations Board, State Commission on Human Rights and Opportunities, State Department of Labor, U.S. Department of Labor or any other Governmental Authority having jurisdiction of employee rights with respect to hiring, tenure and conditions of employment, and Lessee has not experienced any material controversy with its employees or with any labor organization.

         10.2 Continuing Effect of Representations and Warranties. All representations and warranties contained in this Lease (except for Sections 10.1.5, 10.1.9, 10.1.13, 10.1.15, 10.1.19, 10.1.23, 10.1.26, 10.1.29 and
10.1.30) shall constitute continuing representations and warranties which shall remain true, correct and complete throughout the Term.

                                   ARTICLE 11

                         ENVIRONMENTAL REPRESENTATIONS,
                            WARRANTIES AND INDEMNITY

         11.1 Incorporation by Reference. Lessee and the Guarantor have executed and delivered to Lessor an "Environmental Indemnity Agreement" dated as of even date herewith. All of the representations, warranties, terms, provisions and conditions set forth in the Environmental Indemnity are incorporated herein by this reference and made a part hereof.

         11.2 Compliance with Environmental Indemnity. Lessee covenants and agrees that Lessee and Guarantor shall each pay, perform and observe all of the obligations and conditions imposed upon either of them in the Environmental Indemnity Agreement. Any amounts expended by any of the Indemnified Parties under the Environmental Indemnity Agreement, and not reimbursed thereunder, shall be repayable by Lessee upon demand as an Additional Charge hereunder.

         11.3 Survival. The indemnity provisions set forth in the Environmental Indemnity Agreement and incorporated herein by reference shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 12

                          FINANCIAL AND OTHER COVENANTS

        12.1 Status Certificates. At any time and from time to time upon Lessee's receipt of not less than ten (10) Business Days' prior written request by Lessor, Lessee will furnish to Lessor an Officer's Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications) and the dates to which the Rent has been paid. Any such Officer's Certificate furnished pursuant to this Section shall be addressed to such prospective purchaser or mortgagee of the Leased Property as Lessor may request and may be relied upon by Lessor and any such prospective purchaser or mortgagee of the - Leased Property. Similarly, Lessor shall also provide to Lessee within ten (10) Business Days after written request therefor from Lessee an Officer's Certificate containing the statements set forth in the first sentence of this Section and addressed as Lessee may request.

          12.2   Financial Statements; Reports; Notice and Information.

                  12.2.1 Obligation To Furnish. Lessee will furnish and cause Guarantor to furnish the following statements, information and other materials to Lessor:

                           (a) Annual Statements of Lessee and the Guarantor.
Within one hundred (100) days after the end of each of its Fiscal Years, (i) a copy of the Consolidated Financials for the Guarantor, for the preceding Fiscal Year, certified and audited by Ernst & Young or some other so-called "Big Six" accounting firm (or the then equivalent of the so-called "Big Six") (herein called the "Designated CPA") and within one hundred thirty (130) days after the end of its Fiscal Year, a financial statement of Lessee certified as true and correct by Lessee, which financial statement shall include (i) a detailed balance sheet for Lessee as of the last day of such Fiscal Year and a statement of earnings from the Leased Property for such fiscal year showing, among other things, all rents and other income therefrom and all expenses paid or incurred in connection with the operation of the Leased Property), (ii) a statement certified as true and correct by Lessee setting forth all Subleases of the Leased Property as of the last day of such Fiscal Year, the respective areas demised thereunder, the names of the Sublesssees thereunder, the respective expiration dates of the Subleases, the respective rentals provided for therein, and such other information pertaining to the Subleases as may be reasonably requested by Lessor, and (iii) a statement certified as true and correct by Lessee setting forth all leases of space located outside the Leased Property used in any way in connection with the operation of the Facility, as of the last day of such Fiscal Year, which statement shall also set forth the respective areas leased, the respective expiration dates of such leases, respective rental rate provided for therein, the use to which such rented space is being put, and such other information pertaining to such leases as may be reasonably requested by Lessor, and (iv) an annual inventory of Personal Property owned or leased by Lessee and used in connection with the Facility together with a list of all security interests or leases affecting the same. Simultaneously with the delivery of their respective annual financial statements, each of Lessee and the Guarantor shall also deliver statements certified as true and correct by Lessee and the Guarantor, as the case may be, stating that to the best of the signer's knowledge and belief after making due inquiry Lessee or the Guarantor, as the case may be, is not in default in the performance or observance of any of the terms of this Lease or the Guaranty, or the other Lease Documents, or if Lessee or the Guarantor, as the case may be, shall be so in default to its knowledge, specifying all such defaults, the nature thereof and the steps being taken to immediately remedy the same.

                           (b) Monthly Statements of Lessee. Within forty (40)
days after the end of each calendar month during the Term of this Lease, an unaudited balance sheet and detailed month and year to date income and expense statement for the Facility which shall include a comparison to corresponding budget figures and occupancy statistics prepared by Lessee in the ordinary course in its business from time to time.

                           (c) Quarterly Statements of Lessee. Within sixty (60)
days after the end of each Fiscal Quarter, unaudited consolidated Financials for Lessee certified as true and correct by Lessee, which shall also include: (i) the calculation of Additional Rent for such Quarter; (ii) a schedule of all real estate tax and insurance payments which became due during such Quarter and the amounts paid in satisfaction of the same; (iii) commencing with the Fiscal Quarter ending May 31, 1995, an express written calculation showing compliance or non-compliance, as the case may be, with the specific financial covenants set forth in Section 12.4; (iv) the work reports required by Section 8.1.1. for work commenced during the relevant Quarter; and (v) copies of any and all real estate leases or subleases which Lessee has entered into during the relevant Quarter.

                           (d) Quarterly Statements of Guarantor. Within sixty
(60) days after the end of each Fiscal Quarter, unaudited consolidated Financials for Guarantor certified as true and correct by Guarantor, together with evidence reasonably satisfactory to Lessor of compliance with all financial covenants contained in the Principal Credit Agreement.

                           (e) Permits and Contracts. Within fifteen (15)
Business Days after written request by Lessor, true and complete copies of all Permits and material Contracts, including, without limitation, any Provider Agreement with Medicaid, Medicare or any other Provider Agreements that provides twenty-five percent (25%) or more of the Gross Revenues from patients of the Facility, not previously delivered to Lessor.

                           (f) Contract Notices. Within fifteen (15) Business
Days after written request by Lessor (which shall specify in reasonable detail the particular items being requested), true and complete copies of any notices, consents, terminations or statements of any kind or nature having a material impact on the operation of the Facility and relating to any of the Contracts (other than those notices, consents or statements issued the ordinary course of business), not previously delivered to Lessor.

                           (g) Surveys and Inspection Reports. Upon receipt
thereof, true and complete copies of all material health care-related surveys, and inspection reports.

                           (h) Official Reports. Within fifteen (15) Business
Days after written request by Lessor (which shall specify in reasonable detail the particular items being requested), completion or filing thereof, complete copies of all applications, notices, statements, reports and other similar reports and/or filings of any kind having a material impact on the operation of the Facility provided by Lessee to any Governmental Authority, Accreditation Body, Medicare, Medicaid or any Third Party Payor that provides twenty-five percent (25%) or more of the Gross Revenues from Patients of the Facility.

                           (i) Other Financial Information. With reasonable
promptness, such other information respecting the financial condition and affairs of Lessee, the Facility and the Guarantor as Lessor may reasonably request from time to time, including, without limitation, copies of all notices, demands, claims, bills and receipts in relation to the Impositions and insurance premiums for the Leased Property received by Lessee or the Guarantor and copies of any tax returns and other reports which Lessee has filed under Section 4.1.3.

                           (j) Default Conditions. As soon as possible, and in
the event within five (5) days after Lessee or Guarantor obtain knowledge of any Event of Default under the Lease, or any event or state of facts which, with the giving of notice or lapse of time, or both, will constitute an Event of Default, a written statement of Lessee setting forth the details of such Event of Default, event or state of fact and the action which Lessee has taken or proposes to take with respect thereto.

                           (k) Official Actions. Promptly after the commencement
thereof, notice of all actions, suits and proceedings before any Governmental Authority or Accreditation Body affecting Lessee or the Facility, which could have a Material Adverse Effect on either Lessee or the Facility.

                           (1) Audit Reports. Promptly after receipt, a copy of
all audits or reports submitted to Lessee by any independent public accountant in connection with any annual, special or interim audits of the books of Lessee and, if requested by Lessor, any letter of comments directed by such accountant to the management of Lessee.

                           (m) Adverse Developments. Promptly after Lessee
acquires knowledge thereof, written notice of: (i) the potential termination of any Permit or Provider Agreement necessary for the corporation of the Facility;
(ii) any loss, damage or destruction to or of the Leased Property in excess of $100,000 regardless of whether the same is covered by insurance); (iii) any material controversy with employees of Lessee or any controversy with any labor organization; (iv) any controversy that calls into question the eligibility of Lessee or the Facility for the participation in any Medicaid, Medicare, Arizona Health Care Cost Containment System or other Third Party Payor Program that provides twenty-five percent (25%) or more of the Gross Revenues from patients of the Facility; (v) any refusal of reimbursement by Medicare, Medicaid or any other Third Party Payor which singularly or together with all other such refusals by Medicare, Medicaid or any other Third Party Payor constituting twenty-five percent (25%) or more of the Gross Revenues from Patients of the Facility could have a material adverse affect on the financial condition of Lessee; and (vi) any other development which could have a Material Adverse Effect on the condition, financial or otherwise of Lessee, or Guarantor, or of the Leased Property.

                           (n) Line of Credit Default. Within three (3) Business
days after becoming aware of a claim by any Person that Lessee or the Guarantor is in default of any line of credit arrangement for credit in excess of $5,000,000, notice of any such claim of default.

                           (o) Stockholder Materials. Simultaneously with
mailing to any stockholders the Guarantor, copies of all materials distributed to stockholders, including without limitation, any 10K or 10Q report.

                 12.2.2 Responsible Officer. Any certificate, instrument, notice, or other document to be provided to Lessor hereunder by Lessee or Guarantor shall be signed by an executive officer of Lessee or Guarantor, as the case may be, having a position of Vice President or higher, and with respect to financial matters, any such certificate, instrument, notice or other document shall be signed by the chief financial officer or treasurer of such Person.

                 12.2.3 No Material Omission. No certificate, instrument, notice or other document, including without limitation, any financial statements furnished by Lessee pursuant to the terms hereunder shall contain any untrue statements of a material fact or shall omit to state any material fact necessary in order to prevent all statements contained therein from being misleading.

                 12.2.4 Confidentiality. Lessor shall afford any information received pursuant to this Section the same degree of confidentiality that Lessor affords similar information to any Competitor of Lessee or any Affiliate of any such Competitor. Further Lessor will use reasonable efforts to notify any recipients of such information proprietary to Lessor and specifically agrees that it will not deliver any such information to any Competitor of Lessee or any Affiliate of any such Competitor. Further, Lessor will use reasonable efforts to notify any recipients of such information from Lessor to observe the same standards of confidentiality and, except with respect to the banks insurance companies and other Persons utilized by Lessor or Meditrust as a financing source, to obtain confidentiality agreements from such parties prior to delivery of any information. However, Lessor does not in any way warrant or represent that such information received from Lessee or the Guarantor shall remain confidential and Lessor shall have the unconditional right to disclose as necessary any such information: (a) in the event Lessor sells, transfer, conveys or participates any interest in or assigns the Lease or the Leased Property (except to a Competitor or any Affiliate of any such Competitor), or (b) in connection with the enforcement of any of the rights and remedies of Lessor under this Lease or the other Lease Documents. Without limiting the foregoing, Lessor may also utilize any information furnished to it hereunder as and to the extent (i) counsel to Lessor determines that such utilization is necessary pursuant to 15 U.S.C. 77a-77aa or 15 U.S.C. 78a-78jj and the rules and regulations promulgated thereunder, and (ii) Lessor is required by any Governmental Authority to disclose any such information.

         12.3 Annual Budgets. Within forty-five (45) days after the end of each Fiscal Year, Lessee shall submit to Lessor a proposed financial and capital expenditures budget for the Leased Property for the next Fiscal Year.

         12.4 Financial Covenants. So long as the Lease Term continues or Lessee is in possession of all or any portion of the Leased Property, Lessee covenants and agrees that:

                 12.4.1 Debt Coverage Ratio of Lessee. Lessee shall maintain for each Fiscal Quarter a Debt Coverage Ratio equal to or greater than 1.5:1 for the Rolling Period relating to such Fiscal Quarter.

                  12.4.2 Compliance with Other Financial Covenants. Lessee and the Guarantor shall continuously satisfy any and all financial covenants specified in the Credit, Security, and Pledge Agreement, dated as of April 19, 1994, among CrNda HealthCorp, Summit Health, Ltd. and AHM Acquisition Co., Inc., as the Borrowers, and various Guarantors named therein, and the Bank of Nova Scotia as Administrative Agent for the various Lenders named therein, together with all successor, replacement, modification and amendment agreements thereto (the "Principal Credit Agreement"), as the same may be amended or waived by the Lenders under the Principal Credit Agreement from time to time.

                  12.4.3 No Guaranties. At no time shall Lessee assume, guarantee, endorse, contingently agree to purchase or otherwise become directly or contingently liable (including, without limitation, liable by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise to invest in any debtor or otherwise to assure any creditor against loss) in connection with any

Indebtedness of any other Person, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business or by virtue of so-called "physician support agreements" given to induce physicians to practice at or in conjunction with the Facility or such guaranties as Lessee may be required to give under the Principal Credit Agreement.

                 12.4.4 No Indebtedness. Lessee shall not create, incur, assume or suffer to exist any liability for borrowed money except (a) indebtedness to Lessor under the Lease Documents, (b) Impositions allowed pursuant hereto, (c) unsecured normal trade debt incurred in the ordinary course of business, (d) Permitted Prior Security Interests in Personal Property, (e) indebtedness to the Guarantor or any Affiliate of the Guarantor or Lessee, (f) indebtedness incurred to construct a Capital Addition which is not financed by Lessor after Lessee's compliance with provisions of Section 9.2.2, 9.2.3 and 9.2.4 above, and (g) any secured indebtedness which is non-recourse to Lessee.

         12.5 Affirmative Covenants. So long as the Lease Term continues or Lessee is in possession of all or any portion of the Leased Property, Lessee covenants and agrees that:

                  12.5.1 Maintenance of Existence. If Lessee is a corporation, trust or partnership, during the entire time that this Lease remains in full force and effect, Lessee shall keep in effect its existence and rights as a corporation, trust or partnership under the laws of the state of its incorporation or formation and its right to own property and transact business in the State.

                  12.5.2 Materials. Except as provided in Section 6.1.2 with respect to Lessee's Personal Property, Lessee shall not suffer the use in connection with any renovations or other construction relating to the Facility of any materials, fixtures or equipment intended to become part of the Facility which are purchased upon lease or conditional bill of sale or to which Lessee does not have absolute and unencumbered title, and Lessee covenants to cause to be paid punctually all sums becoming due for labor, materials, fixtures or equipment used or purchased in connection with any such renovations or construction, subject to Lessee's right to contest to the extent provided for in
Article 16.

                  12.5.3 Compliance With Legal and Insurance Requirements And Other Matters. Lessee and the Leased Property and all uses thereof shall comply in All Material Respects with (i) all Legal Requirements, (ii) all Permits and Contracts, (iii) all Insurance Requirements, (iv) the Lease Documents and (v) the Permitted Encumbrances.

                  12.5.4 Books And Records. Lessee and Guarantor (but only to the extent particular balances relating to Lessee or the Leased Property are kept solely on the books of the Guarantor) shall cause to be kept and maintained, and shall permit Lessor and its representatives to inspect at all reasonable times with prior reasonable notice, accurate books of accounts in accordance with GAAP reflecting all financial transactions of Lessee (showing, without limitation, all materials ordered and received and all disbursements, accounts payable and accounts receivable in connection with the operation of the Leased Property).

                 12.5.5 Participation in Third Party Payor Programs. Lessee shall participate in and shall continue to remain eligible to participate in, all Third Party Payor Programs, all as shall be necessary for the prudent operation of the Facility in the good faith exercise of commercially reasonable business judgment.

                 12.5.6 Conduct of its Business. Lessee will maintain, and cause any Manager to maintain, experienced and competent professional senior management with respect to its business and with respect to the Leased Property.

                 12.5.7 Address. Lessee shall provide Lessor thirty (30) days' prior written notice of any change of its Principal Place of Business from its current Principal Place of Business. Lessee shall maintain records relating to its business and the collateral for the Obligations solely at its Principal Place of Business and at the Leased Property, or at such ether locations that Lessee typically stores files (provided Lessor is made aware of such storage location).

                 12.5.8 Inspection. At reasonable times and upon reasonable notice Lessee shall permit Lessor and its authorized representatives to inspect the Leased Property as provided in Section 7.1 above, but such inspection shall at all times be conducted so as not to interfere with the professional or clinical operations at the Facility.

         12.6 Additional Negative Covenants. So long as the Term continues or Lessee is in possession of all or any portion of the Leased Property, Lessee covenants and agrees that:

                  12.6.1 Restrictions. Except as may otherwise be expressly provided herein or in any of the other Lease Documents, Lessee shall not, without the prior written consent of Lessor, in each instance, which consent may be withheld in the sole and absolute discretion of Lessor: (a) convey, assign, hypothecate, transfer, dispose of or encumber, or permit the conveyance, assignment, transfer, hypothecation, disposal or encumbrance of all or any part of any legal or beneficial interest in the Leased Property except for subleases made in accordance with the other provisions of this Lease); (b) dispose of or delegate any right to manage or receive any of the Gross Revenues in violation of any of the Lease Documents; (c) (i) collect funds as consideration or deposit for the occupancy or leasing of any portion of the Leased Property or collect any of the Gross Revenues in excess of three (3) months in advance, without forthwith depositing the same with Lessor in a special account or (ii) withdraw or disburse any such funds except for sums attributable to the current month or upon a default or in accordance with the applicable Contract.

                  12.6.2 No Liens. Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or any attachment, levy, claim or encumbrance in respect of the Rent, not including, however, (a) this Lease and any permitted Subleases, (b) the matters, if any, set forth in EXHIBIT B, (c) restrictions, liens and other encumbrances which are consented to in writing by Lessor, (d) liens for those taxes of Lessor which Lessee is not required to pay hereunder, (e) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either not yet due or being contested in strict compliance with the terms and conditions of Article 16 below, (f) any liens which are the responsibility of Lessor pursuant to the provisions of Article 36 of this Lease, and (g) liens for Impositions which either are not yet due and payable or are being contested in strict compliance with the terms and conditions of Article 16 below.

                 12.6.3 Agreement Not Assignable. Lessee shall not suffer any attachment, whether by trustee process or otherwise, to be made or attempted against Lessee's interest in, to or under this Lease or any of the other Lease Documents, or its rights in the Leased Property, or in or to any payment, advance or other sums hereunder or thereunder, and, except for any permitted subleases or assignments as provided in Article 20 below, shall not, without the prior written consent of Lessor in each instance, which consent may be withheld in Lessor's sole and absolute discretion, assign or transfer any of the same, or any interest therein. Any such assignment or transfer made without Lessor's consent shall be void and of no force or effect.

                  12.6.4 [Intentionally Omitted].

                  12.6.5 Forgiveness of Indebtedness. Lessee will not waive, or permit any Manager which is a Subsidiary of Lessee to waive, any debt or claim, except in the ordinary course of its business.

                  12.6.6 [Intentionally Omitted].

                 12.6.7 Changes in Fiscal Year and Accounting Procedures. Lessee shall not, without the prior written consent of Lessor, in each instance, which consent may be withheld in Lessor's reasonable discretion (a) change its fiscal year (except if required by law or regulation or if such change is being effected by company-wide basis for the Guarantor and all of its Subsidiaries provided that such company-wide change shall not have the effect of reducing any Additional Rent which would otherwise have been paid but for such change in fiscal year) or (b) change, alter, amend or in any manner modify except in accordance with GAAP any of its current accounting procedures related to the method of revenue recognition, billing procedures or determinations of doubtful accounts or bad debt expenses nor will Lessee permit any of its Subsidiaries to change its fiscal year or suffer or permit any circumstance to exist in which any Subsidiary is not controlled, directly or indirectly by Lessee.

                                   ARTICLE 13

                             INSURANCE AND INDEMNITY

         13.1 General Insurance Requirements. During the Term of this Lease and thereafter until Lessee yields-up the Leased Property in the manner required by this Lease, Lessee shall at its sole cost and expense keep the Leased Property, the Personal Property located thereon and the business operations conducted thereon insured as set forth below.

                  13.1.1 Types and Amounts of Insurance. Lessee's insurance shall include the following:

                 (a) property loss and physical damage insurance on an all-risk basis (with only such exceptions as Lessor may in its reasonable discretion approve) covering the Leased Property (exclusive of Land) for its full replacement cost, with an agreed-amount endorsement and a deductible not in excess of $200,000 including, without limitation, coverage for increased cost of construction, cost of demolition, the value of the undamaged portion of the Facility, contingent liability from the operation of building laws and soft costs. During any period of construction, such insurance shall, if necessary, be on a builder's-risk, completed value, non-reporting form with permission to occupy;

                  (b) flood insurance (if the Leased Property or any portion thereof is situated in an area which is considered a flood risk area by the U.S. Department of Housing and Urban Development: in limits reasonably acceptable to Lessor;

                  (c) boiler and machinery insurance (providing coverage against loss or damage caused by explosion of steam boilers, pressure vessels or similar vessels, now or hereafter installed on the Leased Property) in limits reasonably acceptable to Lessor;

                  (d) earthquake insurance (if deemed necessary by Lessor in limits and with deductibles reasonably acceptable to Lessor;

                  (e) environmental impairment liability insurance (if available) in limits and with deductibles reasonably acceptable to Lessor;

                  (f) business interruption insurance in an amount equal to twelve (12) months of Rent due under this Lease;

                  (g) comprehensive general public liability insurance including coverages commonly found in the Broad Form Commercial Liability Endorsements with amounts not less than TWENTY-FIVE MILLION DOLLARS ($25,000,000) per occurrence with respect to bodily injury and death and TWENTY-FIVE MILLION DOLLARS ($25,000,000) for property damage with a deductible or self-insurance retention of not more than THREE MILLION DOLLARS ($3,000,000) (except as the self-insurance retention may be increased as provided in Section 13.1.10 below), or such higher limits as Lessor may from time to time reasonably require during the Term of this Lease so as to render such coverage comparable to those in place for other operators of similar facilities;

                  (h) malpractice insurance in an amount not less than TWENTY-FIVE MILLION DOLLARS ($25,000,000) for each medical incident with a deductible or self-insurance retention of not more than THREE MILLION DOLLARS ($3,000,000) (except as the self-insurance retention may be increased as provided in Section 13.1.10 below), or such higher limits as Lessor may from time to time reasonably require during the Term of this Lease so as to render such coverage comparable to those in place for other operators of similar facilities;

                  (i) physical damage insurance on an all-risk basis (with only such exceptions as Lessor in its reasonable discretion shall approve) covering Lessee's Tangible Personal Property for the full replacement cost thereof and with a deductible not in excess of 1% of the full replacement cost thereof;

                  (j) Workers' Compensation and Employers' Liability Insurance providing protection against all claims arising out of injuries to all employees of Lessee or of a sub-lessee (employed on the Leased Property or any portion thereof) in amounts equal for Workers' Compensation, to the statutory benefits payable to employees in the State and for Employers' Liability, to limits of not less than ONE HUNDRED THOUSAND DOLLARS ($100,000) for injury by accident, ONE HUNDRED THOUSAND DOLLARS ($100,000) per employee for disease and FIVE HUNDRED THOUSAND DOLLARS ($500,000) disease policy limit; and

                  (k) such other insurance as Lessor from time to time may reasonably require and also, as may from time to time be required by applicable Legal Requirements.

                  13.1.2 Insurance Company Requirements. All such insurance required by this Lease or the other Lease Documents shall be issued and underwritten by insurance companies licensed to do business in the State or authorized to do business in the State through licensed brokers and which companies have and maintain a rating of A- :XII or better by A.M. Best Co.

                  13.1.3 Policy Requirements. Every policy of insurance from time to time required under this Lease or the other Lease Documents shall name Lessor as owner of the Leased Property, loss payee, and additional insured as its interests may appear. If an insurance policy covers properties other than the Leased Property, then Lessor shall be so named with respect only to the Leased Property. Each such policy, where applicable or appropriate, shall:

                           (a) include an agreed amount endorsement and a loss
payee, additional insured, secured party or other endorsements, in forms reasonably acceptable to Lessor;

                           (b) include a mortgagee, secured party, loss payable
and additional insured endorsement acceptable to each Fee Mortgagee;

                           (c) provide that the coverages may not be cancelled
or except upon thirty (30) days' prior written notice to Lessor and any Fee Mortgagee;

                           (d) be payable to Lessor or any Fee Mortgagee
notwithstanding any defense or claim that the insurer may have to the payment of the same against any other Person holding any other interest in the Leased Property;

                           (e) be endorsed with standard noncontributory clauses
in favor of and in form reasonably acceptable to Lessor and any Fee Mortgagee;

                           (f) expressly waive any right of subrogation on the
part of the insurer against Lessor, any Fee Mortgagee or Lessee; and

                           (g) otherwise be in such forms as shall be acceptable
to Lessor, in its reasonable discretion.

                  13.1.4 Notices; Certificates and Policies. Lessee shall promptly provide to Lessor copies of any and all notices (including notice of non-renewal), claims and demands which Lessee receives from insurers of the Leased Property. At least ten (10) days prior to the expiration of any insurance policy required hereunder, Lessee shall deliver to Lessor certificates and evidence of insurance relating to all renewals and replacements thereof, together with evidence, satisfactory to Lessor, of payment of the premiums thereon. Lessee shall deliver to Lessor original counterparts copies certified by the insurance company to be true and complete copies, of all insurance policies required hereunder within ten (10) days after receipt thereof by Lessee. Further, Lessee shall not materially modify any coverages required above without at least thirty (30) days prior written notice to Lessor.

                  13.1.5 Lessor's Right to Place Insurance. If Lessee shall fail to obtain any insurance policy required hereunder by Lessor, or shall fail to deliver the certificate and evidence of insurance relating to any such policy to Lessor, or if any insurance policy required hereunder, or any part thereof, shall expire or be cancelled or become void or voidable by reason of Lessee's breach of any condition thereof, or if Lessor determines that such insurance coverage is unsatisfactory by reason of the failure or impairment of the capital of any insurance company which wrote any such policy, upon demand by Lessor, Lessee shall promptly obtain new or additional insurance coverage on the Leased Property, or for those risks required to be insured by the provisions hereof, satisfactory to Lessor, and, at its option, Lessor may obtain such insurance and pay the premium or premiums therefor, in which event any amount so paid or advanced by Lessor and all costs and expenses incurred in connection therewith (including, without limitation, attorneys' fees and expenses and court costs), with interest thereon at the Overdue Rate, and shall be a demand obligation of Lessee to Lessor payable as an Additional Charge.

                  13.1.6 Payment of Proceeds. All insurance policies required hereunder (except for general public liability, malpractice, workers' compensation and employers liability insurance) shall provide that in the event of loss, injury or damage, subject to the rights of any Fee Mortgagee, all proceeds shall be paid to Lessor alone (rather than jointly to Lessee and Lessor), except that insurance proceeds relating to damage to Personal Property, business interruption insurance in excess of twelve (12) months Base Rent and Additional Rent or payments for casualty damage to the Leased Property in an amount where the total payment for such casualty damage claim is less than FIVE HUNDRED THOUSAND DOLLARS ($500,000) shall be paid directly to Lessee rather than Lessor provided there exists no Event of Default hereunder and Lessee has not received any notice regarding any event or state of facts which, with the passage of time, would constitute an Event of Default if not cured by Lessee, and Lessee has not yet effected such cure. Lessor is hereby authorized to adjust and compromise any such loss with the consent of Lessee or, following any Event of Default, whether or not cured, without the consent of Lessee, and to collect and receive such proceeds in the name of Lessor and Lessee, and Lessee appoints Lessor (or any agent designated by Lessor) as Lessee's attorney-in-fact with full power of substitution, to endorse Lessee's name upon any check in payment thereof. Subject to the provisions of Sections 14.1 and 14.2 hereof, such insurance proceeds shall be applied first toward reimbursement of all costs and expenses of Lessor in collecting said insurance proceeds, then toward payment of the Obligations or any portion thereof, then due and payable, in such order as Lessor determines, and then in whole or in part toward restoration, repair or reconstruction of the Leased Property for which such insurance proceeds shall have been paid.

                  13.1.7 Irrevocable Power of Attorney. The power of attorney conferred on Lessor pursuant to the provisions of Section 13.1.6 is coupled with an interest, shall be irrevocable for so long as this Lease is in effect or any Obligations arising under any of the Lease Documents, and shall survive and not be affected by any disability or incapacity which Lessee may suffer. Such power of attorney is provided solely to protect the interests of Lessor and shall not impose any duty on Lessor to exercise any such power, and neither Lessor nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or willful misconduct.

                  13.1.8 Blanket Policies. Notwithstanding anything to the contrary contained herein, Lessee's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by the Guarantor and its Affiliates; provided, however, that the coverage afforded to Lessor shall not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance, and provided further that the requirements of this Section 13.1.8 are otherwise satisfied.

                  13.1.9 No Separate Insurance. Lessee shall not, on Lessee's own initiative or pursuant to the request or requirement of any other Person, take out separate insurance concurrent in form or contributing in the event of loss with the insurance required pursuant to Section 13.1.1 to be furnished by Lessee, or increase the amounts of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including Lessor, are included therein as additional insureds and the loss is payable under said insurance in the same manner as losses are required to be payable under this Lease. Lessee shall immediately notify Lessor of the taking out of any such separate insurance or of the increasing of any of the amounts of the then existing insurance by securing an additional insurance policy or policies.

                  13.1.10 Self-Insurance Retention. Notwithstanding the foregoing, Lessee may satisfy the insurance requirements of Section 13.1.1 by participating in the program of insurance in which Lessee, the Guarantor and the Affiliates of Lessee and the Guarantor participate in a self-insurance retention pool of not more than two dollars ($2) per occurrence for each $1,000 of Gross Revenues of the Guarantor and twenty dollars ($20) in the aggregate for each $1,000 of Gross Revenues of the Guarantor, as the Guarantor's Gross Revenues are set forth in the Consolidated Financial Statements of the Guarantor (or any pro forma combined audited financial statements provided thereafter by Lessee or the Guarantor). However, insurance coverages complying with the requirements specified herein shall be maintained for all amounts in excess of the self-insurance retention.

         13.2 Indemnity.

                  13.2.1 Indemnification. Except with respect to the gross negligence or willful misconduct of Lessor, as to which no indemnity is provided, Lessee hereby agrees to defend with counsel acceptable to Lessor, indemnify and hold harmless Lessor and each of the other Indemnified Parties (defined below in Section 13.2.2) from and against all damages, losses, claims, liabilities, obligations, penalties, causes of action, costs and expenses (including, without limitation, attorneys' fees, court costs and other expenses of litigation, but excluding any indirect or consequential damages) suffered by, or claimed or asserted against, Lessor or any of the other Indemnified Parties directly or indirectly, at any time after the Fixed Term Commencement Date based on, arising out of or resulting from: (a) Lessor's ownership of the Leased Property or the use and occupancy of the Leased Property or any business conducted therein, (b) any act, fault, omission to act or misconduct by Lessee, or any Affiliate of Lessee, or any employee, agent, licensee, business invitee, guest, customer, contractor or sublessee of Lessee or any Affiliate of Lessee during the Term of the Lease, (c) any accident, injury or damage whatsoever caused to any Person during the Term of the Lease, including without limitation any claim of malpractice, or to the property of any Person in or about the Leased Property or outside of the Leased Property where such accident, injury or damage results or is claimed to have resulted from any act, fault, omission to act or misconduct by Lessee, or any Affiliate of Lessee, or any employee, agent, licensee, contractor or sublessee of Lessee or any Affiliate of Lessee, or (d) any breach by Lessee or by any Affiliate of Lessee in the performance or observance of the terms, covenants or provisions of this Lease and each of the other Lease Documents. Any amounts which become payable by Lessee under this
Section 13.2.1 shall be paid as an Additional Charge within ten (10) days after liability therefor on the part of Lessor is demanded, and if not timely paid, shall bear a late charge (to the extent permitted by law) at the Overdue Rate from the date of such demand to the date of payment. All claims for indemnification under this Lease shall be asserted and resolved as follows:

                           (i) If any claim or demand for which Lessee would be
liable to a Person claiming indemnification (an "Indemnified Party") is asserted against or sought to be collected from the Indemnified Party (a "Claim"), the Indemnified Party shall deliver a "Notice" (herein so called) with reasonable promptness to Lessee. Lessee will notify the Indemnified Party within ten (10) days after receipt of the Notice (the "Notice Period") whether Lessee accepts liability for the Claim or disputes its obligation to indemnify the Indemnified Party hereunder. If Lessee does not notify the Indemnified Party within the Notice Period that Lessee disputes its obligation, the Claim will be conclusively deemed a liability of Lessee hereunder. The assumption by Lessee of the defense of the Claim constitutes an admission by Lessee that the Claim is one for which Lessee is ultimately liable under this paragraph.

                           (ii) If Lessee timely notifies the Indemnified Party
that Lessee accepts liability for the Claim, then Lessee will have the right to defend with counsel at all times reasonably acceptable to Lessor, at Lessee's sole cost and expense, any Claim by all appropriate proceedings, which proceedings will be diligently prosecuted by Lessee to a final conclusion or settled at the discretion of Lessee (with the consent of the Indemnified Party).

                           (iii) If Lessee fails to notify the Indemnified Party
within the Notice Period that Lessee accepts liability for a Claim, or if Lessee gives such notice but fails to diligently prosecute or settle the Claim, or Lessee fails to give any notice whatsoever within the Notice Period, then the Indemnified Party will have the right (but not the obligation) to defend, at the sole cost and expense of Lessee, the Claim by all appropriate proceedings, which proceedings will be diligently prosecuted by the Indemnified Party to a final conclusion or settled at the discretion of the Indemnified Party.

                           (iv) If Lessee notifies the Indemnified Party within
the Notice Period that Lessee disputes its obligation to indemnify the Indemnified Party against a Claim, Lessee and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute within sixty
(60) days following receipt of the Notice. If such dispute is resolved, whether or not by negotiation, in favor of Lessee, Lessee will not be required to bear the costs and expenses of the Indemnified Party's defense.

                           (v) Lessee shall pay the amount of any liability to
the Indemnified Party within ten (10) days following the earlier of (A) the date on which such liability is finally determined by a court of competent jurisdiction subject to no further appeals agreed upon in settlement, or, (B) the date on which the Indemnified Party is otherwise required to make payment on such liability. In the event the Indemnified Party is not paid in full for its claim a timely manner after Lessee's obligation to indemnify and the amount thereof has been determined with this paragraph, the amount due shall bear interest from the date that Lessee received the Notice until paid at the Overdue Rate.

                           (vi) Any estimated amount of a Claim submitted in a
Notice shall not be conclusive of the final amount of such Claim.

                  13.2.2 Indemnified Parties. As used in this Lease the term "Indemnified Parties" shall mean Lessor; any Fee Mortgagee; and their respective successors and assigns and the respective employees, servants, agents, attorneys, officers, directors, shareholders, partners and owners thereof and their respective Affiliates. The indemnity provided for in Section 13.2 shall survive any termination of this Lease.

                  13.2.3 Limitation on Lessor Liability. Neither Lessor nor any Affiliate of Lessor shall be liable to Lessee or any Affiliate of Lessee, or to any other Person whatsoever for any damage, injury, loss, compensation, or claim (including, but not limited to, any claim for the interruption of or loss to any business conducted on the Leased Property) based on, arising out of or resulting from any cause whatsoever (excluding any such damage, injury, loss, compensation or claim, any default (beyond any applicable notice and grace periods) of Lessor under this Lease), including, but not limited to, the following: (a) repairs to any portion or all of the Leased Property; (b) interruption in use of all or any portion of the Leased Property; (c) any accident or damage resulting from the use or operation of all or any portion of the Leased Property or any business conducted thereon; (d) the termination of this Lease by reason of casualty or condemnation; (e) any fire, theft or other casualty or crime; (f) the actions, omissions or misconduct of any other Person; (g) damage to any property; or (h) any damage from the flow or leaking of water, rain or snow. All Personal Property of Lessee or any other Person on the Leased Property shall be at the sole risk of Lessee and Lessor shall not in any manner be held responsible therefor. Notwithstanding the foregoing, Lessor shall not be released from liability for any injury, loss, damage or liability suffered directly by Lessee to the extent caused directly by the gross negligence or willful misconduct of Lessor, its servants employees or agents acting within the scope of their authority on or about the Leased Property or in regards to the Lease; provided, however, that in no event shall Lessor, its servants, employees or agents have any liability based on any loss with respect to or interruption in the operation of any business at the Leased Property or for any indirect or consequential damages.

                  13.2.4 Risk of Loss. During the Term of this Lease, the risk of loss or of decrease in the enjoyment and beneficial use of the Leased Property in consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, levies or executions is assumed by Lessee and, in the absence of the gross negligence or willful misconduct as set forth in Section 13.2.3, Lessor shall in no event be answerable or accountable therefor (except for the obligation to account for insurance proceeds and Awards to the extent provided for in Articles 14 and 15) nor shall any of the events mentioned in this Section entitle Lessee to any abatement of Rent (except for an abatement, if any, as specifically provided for in Sections 3.2.1 and 3.7).

                                   ARTICLE 14

                                FIRE AND CASUALTY


         14.1 Restoration Following Fire or Other Casualty.

                  14.1.1 Following Fire or Casualty. In the event of any damage or destruction to the Leased Property by reason of fire or other hazard or casualty, Lessee shall proceed with reasonable diligence to perform such repairs, replacement and reconstruction work (hereinafter referred to as the "Work") to restore the Leased Property to the condition it was in immediately prior to such damage or destruction and to a condition adequate to operate the Facility for its Primary Intended Use and in compliance with Legal Requirements. All Work shall be performed and completed in accordance with all Legal Requirements and the other requirements of this Lease. Such Work shall be commenced as promptly as reasonably practicable after the occurrence of the damage or destruction in question and shall be diligently prosecuted by Lessee and completed as soon as reasonably practicable, but no event later than twenty four (24) months after the occurrence of the damage or destruction in question. In the event the damage or destruction to the Leased Property by reason of fire or other hazard or casualty exceeds One Hundred Thousand Dollars ($100,000), as determined by Lessee at its reasonable discretion, Lessee shall immediately give written notice of such damage or destruction to Lessor.

                  14.1.2 Procedures. In the event that such casualty results in damage or destruction to the Leased Property in excess of FIVE HUNDRED THOUSAND DOLLARS ($500,000), prior to commencing the Work, Lessee shall comply with the following requirements unless exigent circumstances require Lessee to perform some or all of the Work (in which case Lessee shall promptly notify Lessor of any such Work performed):

                           (a) Lessee shall furnish to Lessor complete plans and
specifications for the Work (hereinafter referred to as the "Plans and Specifications"), for Lessor's approval, in each instance, which approval may be withheld in Lessor's reasonable discretion. The Plans and Specifications shall bear the signed approval thereof by an architect, licensed to do business in the state where the Leased Property is located, satisfactory to Lessor and shall be accompanied by a written estimate from the architect, bearing the architect's seal, of the entire cost of completing the Work, and to the extent feasible, the Plans and Specifications shall provide for Work of such nature, quality and extent, that, upon the completion thereof, the Leased Property shall be at least equal in value and general utility to its value and general utility prior to the damage or destruction or Taking and shall be adequate to operate the Facility for the Primary Intended Use;

                           (b) Lessee shall furnish to Lessor certified or
photostatic copies of all Permits and Contracts required by all applicable Legal Requirements in connection with the commencement and conduct of the Work;

                           (c) [Intentionally Omitted];

                           (d) Lessee shall furnish to Lessor such insurance
with respect to the Work (in addition to the insurance required under Section
13.1 hereof) in such amounts and in such forms as is required by Lessee in its reasonable discretion; and

                           (e) Lessee shall not commence any of the Work until
Lessee shall have complied with the requirements set forth in clauses (a) through (d) immediately above, as applicable, and thereafter Lessee shall perform the Work diligently, in a good and workmanlike fashion and in good faith in accordance with (i) the Plans and Specifications referred to clause (a) immediately above, (ii) the Permits and Contracts referred to in clause (b) immediately above and (iii) all applicable Legal Requirements and other applicable requirements of this Lease.

                  14.1.3 Disbursement of Insurance Proceeds Less Than $500.000. In the event of any loss or damage to the Leased Property which, in the aggregate, does not exceed $500,000 (determined by Lessor in its reasonable discretion), all proceeds relating thereto shall be paid to Lessee in a lump sum to defray the cost of the repair or restoration needed to respond to such loss or damage, provided that (a) there does not exist an Event of Default under this Lease and (b) Lessee has received no notice regarding an event or state of facts which, with the passage of time, would constitute an Event of Default if not cured by Lessee, and Lessee has not yet effected such cure.

                  14.1.4 Disbursement of Insurance Proceed. $500000 or More. With respect to any loss or damage in excess of $500,000, if Lessor is required to apply any property insurance proceeds toward repair or restoration of the Leased Property as provided in Section 14.2, then as long as the Work is being diligently performed by Lessee in accordance with the terms and conditions of this Lease, Lessor shall disburse such insurance proceeds from time to time during the course of the Work in accordance with and subject to satisfaction of the following provisions and conditions. Lessor shall not be required to make disbursements more often than at thirty (30) day intervals. Lessee shall submit a written request for each disbursement at least ten (10) Business Days in advance and shall comply with the following requirements in connection with each disbursement.

                           (a) Prior to the commencement of any Work, Lessee
shall have received Lessor's written approval of the Plans and Specifications and the Work shall be supervised by an experienced construction manager with the consultation of an architect or engineer qualified and licensed to do business in the State;

                           (b) Each request for payment shall be accompanied by
(i) a certificate of the architect or engineer, bearing the architect's or engineer's seal, and (ii) a certificate of the general contractor, qualified and licensed to do business in the State (collectively, the "Work Certificates"), each dated not more than ten
(10) days prior to the application for withdrawal of funds, and each stating:

                                    (A) that all of the Work performed as of the
date of the certificates has been completed in compliance with the approved Plans and Specifications and applicable Contract and all applicable Legal Requirements;

                                    (B) that the sum then requested to be
withdrawn has been paid by Lessee or is justly due to contractors, subcontractors, materialmen, engineers, architects or other Persons, whose names and addresses shall be stated therein, who have rendered or furnished certain services or materials for the Work, and the certificate shall also include a brief description of such services and materials and the principal subdivisions or categories thereof and the respective amounts so paid or due to each of said Persons in respect thereof and stating the progress of the Work up to the date of said certificate;

                                    (C) that the sum then requested to be
withdrawn, plus all sums previously withdrawn, does not exceed the cost of the Work insofar as actually accomplished up to the date of such certificate;

                                    (D) that the remainder of the funds held by
Lessor will be sufficient to pay for the full completion of the Work in accordance with the Plans and Specifications;

                                    (E) that no part of the cost of the services
and materials described in the applicable Work Certificate has been or is being made the basis of the withdrawal of any funds in any previous or then pending application; and

                                    (F) that, except for the amounts, if any,
specified in the applicable Work Certificate to be due for services and materials, there is no outstanding indebtedness known, after due inquiry, which is then due and payable for work, labor, services or materials in connection with the Work which, if unpaid, might become the basis of a vendor's, mechanic's, laborer's or materialman's statutory or other similar lien upon the Leased Property.

                           (c) Lessee shall deliver to Lessor satisfactory
evidence that the Leased Property and all materials and all property described in the Work Certificates are free and clear of all mortgages, liens, charges or encumbrances, except (i) encumbrances, if any, securing indebtedness due to Persons (whose names and addresses and the several amounts due them shall be stated therein) specified in an applicable Work Certificate, which encumbrances shall be released with respect to all prior payments received by such Person out of prior Work Certificates as a condition precedent to the funding of the then applicable Work Certificate, (ii) any Fee Mortgage and (iii) the Permitted Encumbrances. Lessor shall accept as satisfactory evidence of the foregoing lien waivers in customary form from the general contractor and all subcontractors performing the Work, together with an endorsement of a title insurance company acceptable to Lessor, dated as of the date of the making of the disbursement, confirming the foregoing.

                           (d) If the Work involves alteration of the exterior
of a building or of other site improvements, Lessee shall deliver to Lessor, upon the request of Lessor, an "as-built" survey of the Leased Property dated of a date within ten (10) days prior to the making of the final advances (or revised to a date within ten (10) days prior to the advance) showing no encroachments other than the Permitted Encumbrances, if any, and those, if any, acceptable to Lessor.

                           (e) Lessee shall deliver to Lessor an opinion of
counsel (reasonably satisfactory to Lessor both as to counsel and as to the form of opinion) prior to the first and the final advances that the Leased Property, if or as repaired, replaced or rebuilt in accordance with the approved Plans and Specifications, shall comply with all applicable Legal Requirements.

         Lessor, at its option, may waive any of the foregoing requirements in whole or in part in any instance. Upon compliance by Lessee with the foregoing requirements (except for such requirements, if any, as Lessor may have expressly elected to waive), and to the extent of (i) the insurance proceeds, if any, which Lessor is required by the express terms of this Lease to apply to restoration of the Leased Property pursuant to the provisions of this Lease, and
(ii) all other cash deposits made by Lessee, Lessor shall make available for payment to the Persons named in the Work Certificate the respective amounts stated in said certificate(s) to be due, subject to a retention of 10% as to all hard costs of the work ("Retainage"). It is understood that the Retainage is intended to provide a contingency fund to assure Lessor that the Work shall be fully completed in accordance with the Plans and Specifications and the requirements of Lessor. Upon the full and final completion of all of the Work in accordance with the provisions hereof , the Retainage shall be made available for payment to those Persons entitled thereto who agree in writing to deliver full and complete lien releases in exchange for such payment.

                           (f) Upon completion of the Work, and as a condition
precedent to making the final advance in addition to the requirements set forth above, Lessee shall promptly deliver to Lessor:

                                    (i) written certificates of the architect or
engineer, bearing the architect's or engineer's seal, and the general contractor, certifying that the Work has been fully completed in a good and workmanlike manner in accordance with the Plans and Specifications and all Legal Requirements;

                                    (ii) a written report and policy of a title
insurance company acceptable to Lessor insuring the Leased Property against all mechanic's and materialman's liens or final lien waivers from the general contractor and all subcontractors;

                                    (iii) to the extent not already previously
provided in subsection (b) above, a certificate by Lessee in form and substance satisfactory to Lessor, listing all costs and expenses in connection with the completion of the Work and the amount paid by Lessee with respect to the Work; and

                                    (iv) a temporary certificate of occupancy
(or photocopy thereof) and all other applicable Permits and Contracts issued by or entered into with any Governmental Authority with respect to the Leased Property and its Primary intended use and by the appropriate Board of Fire Underwriters or other similar bodies acting in and for the locality in which the Leased Property is situated; provided that within thirty (30) days after completion of the Work, Lessee shall obtain and deliver to Lessor a permanent certificate of occupancy for the Leased Property.

                                    (v) a copy of a recorded notice of
Completion pursuant to ARS Section 33-993C.

                  (g) Upon completion of the Work and delivery of the documents required pursuant to the provisions of this Section 14.1, Lessor shall pay over the Retainage to Lessee, or to those Persons entitled thereto and if there shall be insurance proceeds, or cash deposits, other than the Retainage, held by Lessor in excess of the amounts withdrawn pursuant to the foregoing provisions, then Lessor shall pay over such proceeds, awards or cash deposits to Lessee, provided that (a) there does not exist an Event of Default under this Lease and
(b) Lessee has received no notice regarding an event or state of facts which, with the passage of time, would constitute an Event of Default if not cured by Lessee, and Lessee has not yet effected such cure.

                  (h) No inspections or any approvals of the Work during or after construction shall constitute a warranty or representation by Lessor, or any of its agents, as to the technical sufficiency, adequacy or safety of any structure or any of its component parts, including, without limitation, any fixtures, equipment or furnishings, or as to the subsoil conditions or any other physical condition or feature pertaining to the Leased Property.

         14.2 Disposition of Insurance Proceeds.

                  14.2.1 Proceeds To Be Released to Pay For Work. Except as provided for in Section 14.2.2, Lessor shall release proceeds of property insurance held by it to pay for the Work in accordance with the provisions and procedures set forth in this Article 14, only if:

                           (a) all of the terms, conditions and provisions of
Sections 14.1 and 14.2.1 are satisfied;

                           b) there does not then exist an Event of Default
under this Lease or under any of the other Lease Documents and Lessee has received no notice regarding an event or state of facts which, with the passage of time, would constitute an Event of Default if not cured by Lessee, and Lessee has not yet effected such cure;

                           (c) Lessor shall be reasonably satisfied that Lessee
(and, if not Lessee, then Guarantor) has adequate liquid financial resources to complete all such Work notwithstanding any possible shortfall in available insurance proceeds;

                           (d) No sublease entered into after the date of this
Lease, affecting the Leased Property, the operation of the Facility immediately prior to such damage or taking, shall have been cancelled or terminated, nor contain any still exercisable right to cancel or terminate, due to such damage or taking where such cancellation or termination would have a Material Adverse Effect on Lessee or the financial viability of the Leased Property; and

                           (e) The proceeds or awards are released under the
funding arrangements specified in Section 14.1 hereof.

                  14.2.2 Proceeds Not To Be Released. If the Leased Property is damaged to the extent it is rendered Unsuitable For Its Primary Intended Use and if either: (a) Lessee, after exercise of diligent efforts, cannot within a reasonable time (not in excess of ninety (90) days) obtain all necessary governmental approvals, including building permits, licenses, conditional use permits and any certificates of need, after diligent efforts to do so, in order to be able to perform all required Work and to again operate the Facility for its Primary Intended Use within twenty-four (24) months from the occurrence of the damage or destruction in substantially the manner as immediately prior to such damage or destruction, or (b) such damage or destruction occurs during the last forty (40) months of the Term and would reasonably require more than twenty-four (24) months to obtain all Permits and complete the Work, then Lessee may either (i) acquire the Leased Property from Lessor pursuant to Article 19 for a purchase price equal to the greater of (A) the Total Purchase Price or (B) the Fair Market Value of the Leased Property, with the Fair Market Value to be determined as of the day immediately prior to such damage or destruction and prior to any other damage or destruction which has not been fully repaired, restored or replaced, in which event Lessee shall be entitled upon payment of the full purchase price to receive all property insurance proceeds (less any costs and expenses incurred by Lessor in collecting the same), or (ii) terminate this Lease in which event (subject to the provisions of the last sentence of this Section 14.2.2) Lessor shall be entitled to receive and retain the insurance proceeds; provided, however, that Lessee shall only have such right of termination effective upon payment to Lessor of all Rent due through the date of termination plus an amount, which when added to (x) the Fair Market Value of the Leased Property as affected by all unrepaired or unrestored casualty or damage (and giving due regard for delays, costs and expenses incident to completing all repair or restoration required to fully repair or restore the same), plus (y) the amount of insurance proceeds actually received by Lessor (net of costs and expenses incurred by Lessor in collecting the same), equals (z) the greater of the Total Purchase Price or the Fair Market Value of the Leased Property prior to all such damage or destruction. If such termination becomes effective, Lessor shall assign to Lessee any outstanding insurance claims.

                  14.2.3 Lessee Responsible for Short-Fall. If the cost of the Work exceeds the amount of proceeds received by Lessor from the property insurance required under Article 13 (net of Costs and expenses incurred by Lessor in collecting the same) and Lessee has not exercised any of its rights to purchase or terminate under Section 14.2.2, Lessee shall be obligated to contribute any excess amount needed to repair or restore the Leased Property and pay for the Work. Such amount shall be paid by Lessee toward the cost of the Work prior to Lessor releasing any property insurance proceeds toward the cost thereof.

         14.3 [Intentionally Omitted.]

         14.4 Restoration of Lessee's Personal Property. If Lessee is required or elects to restore the Facility, Lessee shall either (a) restore all alterations and improvements made by Lessee, and Lessee's Personal Property; or
(b) replace such alterations and improvements and Lessee's Personal Property with improvements or items of the same or better quality and utility in the operation of the Leased Property.

         14.5 No Abatement of Rent. In no event shall any Rent abate as a result of any casualty.

         14.6 Termination of Certain Rights. Any termination of this Lease pursuant to this Article 14 shall cause any right of Lessee to extend as well as any right of refusal or any right of Lessee to purchase contained in this Lease to be terminated and to be without further force or effect.

         14.7 Waiver. Lessee hereby waives any statutory rights of termination which may arise by reason of any damage or destruction of the Facility which Lessee is obligated to restore or may restore under any of the provisions of this Lease.

         14.8 Application of Business Interruption Insurance. A portion of the proceeds of business interruption insurance equal to the amount of Base Rent and Additional Rent, payable for the next twelve (12) months, as reasonably projected by Lessor, shall be paid to Lessor and dealt with as follows: (a) if the Work has been completed in accordance with this Lease and all Rent is current, and there exists no Event of Default and Lessee has received no notice regarding an event or state of facts which, with the passage of time, would constitute an Event of Default if not cured by Lessee, and Lessee has not yet effected such cure, such proceeds shall be paid to Lessee to the extent not previously applied pursuant to (b) below; provided, however, that (b) if Rent is not kept current during the course of the Work, Lessor may elect (but shall not be required) to apply such proceeds to any Rent then due.

         Notwithstanding the foregoing, Lessor may at its option use or release such insurance proceeds to pay for the Work and if an Event of Default exists, Lessor may apply all such insurance proceeds towards Lessee's Obligations or hold such proceeds as security therefor.

         14.9 Obligation To Account. Lessor shall upon Lessee's written request, not more than once a month, provide a written accounting of the application of all insurance proceeds received by Lessor. Interest income earned on the property insurance proceeds shall follow the disbursement of such proceeds in accordance with the provisions of this Lease.

                                   ARTICLE 15

                                  CONDEMNATION

         15.1 Definitions. The following terms shall have the meanings ascribed to them below:

                  (a) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation.

                  (b) "Condemnation" or "Taking" means (i) the exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor or
(ii) a voluntary sale or transfer by Lessor to any Condemnor, either under threat of Condemnation or Taking or while legal proceedings for Condemnation or Taking are pending.

                  (c) "Condemnor" means any public or quasi-public authority, or private corporation or individual, having the power of condemnation.

                  (d) "Date of Taking" means the date the Condemnor has the right to possession of the property being condemned.

         15.2 Parties' Rights and Obligations. If during the Term there is any Taking of all or any part of the Leased Property or any interest in this Lease, the rights and obligations of the parties shall be determined by this Article 15.

         15.3 Total Taking. If there is a permanent Taking of all or substantially all of the Leased Property, Lessee shall purchase the Leased Property for the Total Purchase Price and otherwise in accordance with Section
19.1 within thirty (30) days after the receipt by Lessor and Lessee of the notice of the relevant Taking and upon such purchase of the Property by Lessee, this Lease shall terminate and the Award related to such Taking shall belong entirely to Lessee. If there is a permanent Taking of all or substantially all of either that portion of the Facility known as St. Luke's Medical Center or that portion of the Facility known as Tempe St. Luke's Hospital and Tempe St. Luke's Medical Office Building, this Lease shall terminate with respect to the portion of the Facility against which the Taking has occurred but shall continue with respect to the remaining portion of the Facility, provided, however, (a) the Total Purchase Price shall be reduced by the amount of the net proceeds of such Award and (b) the Base Rent shall be reduced to reflect such reduction of the Total Purchase Price.

         15.4 Partial or Temporary Taking. If there is a permanent Taking of a portion of the Leased Property, or if there is a temporary Taking of all or a portion of the Leased Property, this Lease shall remain in effect so long as both (I) St. Luke's Medical Center and (II) Tempe St. Luke's Hospital and Tempe St. Luke's Medical Office Building, are not thereby rendered permanently Unsuitable For Its Primary Intended Use or temporarily Unsuitable For Its Primary Intended Use for a period not likely to or which does not exceed two hundred and seventy (270) days. If however, both (I) St. Luke's Medical Center and (II) Tempe St. Luke's Hospital and Tempe St. Luke's Medical Office Building are thereby so rendered permanently or temporarily Unsuitable For Its Primary Intended Use: (a) Lessee shall have the right to restore the Facility, at its own expense (subject to the right under certain circumstances as provided for in Section 15.5 to receive the net proceeds of an Award for reimbursement), to the extent possible, to substantially the same condition as existed immediately before the partial or temporary Taking, or (b) Lessee shall have the right to acquire the Leased Property from Lessor, upon payment of all Rent due through the date the purchase price is paid, in accordance with Article 19 for a purchase price equal to the greater of (A) the Total Purchase Price, or (B) the Fair Market Value of the Leased Property, with the Fair Market Value of the Leased Property to be determined as of the day immediately prior to such partial or temporary Taking, in which event this Lease shall terminate upon payment of such purchase price. However, Lessor may overrule Lessee's election under clause
(a) or (b) and instead either (x) terminate this Lease as of the date when Lessee is required to surrender possession of the portion of the Leased Property so taken; or (y) compel Lessee to keep the Lease in full force and effect and to restore the Facility as provided in clause (a) above, but only if the Facility may be operated so as to produce Gross Revenues of at least eighty percent (80%) of the average Gross Revenues for the three (3) Fiscal Years immediately preceding the year in which the Taking has occurred. Lessee shall exercise its option by giving Lessor notice thereof within sixty (60) days after Lessee receives notice of the Taking. Lessor shall exercise its option to terminate by giving Lessor notice thereof within ninety (90) days after Lessor receives notice of the Taking. If, as the result of any such partial or temporary Taking, this Lease is not terminated as provided above, Lessee shall be entitled to abatement of Rent, but only to the extent, if any, provided for in Section 3.7, effective as of the date when Lessee is required to surrender possession of the portion of the Leased Property so taken.

         15.5 Restoration. If there is a partial or temporary Taking of the Leased Property and this Lease remains in full force and effect pursuant to
Section 15.4, Lessee shall accomplish all necessary restoration and Lessor shall release the net proceeds of such Award to reimburse Lessee for the actual reasonable costs and expenses thereof, subject to all of the conditions and provisions set forth in Article 14 relating to insurance proceeds as though the Taking was a casualty and the Award was insurance proceeds. If the cost of the restoration exceeds the amount of the Award (net of costs and expenses incurred in obtaining the Award), Lessee shall be obligated to contribute any excess amount needed to restore the Facility or pay for such costs and expenses.

         15.6 Award Distribution. In the event Lessee completes the purchase of the Leased Property as described in Section 15.3 or Section 15.4, the entire Award shall, upon payment of the purchase price and all Rent due under the Lease, belong to Lessee and Lessor agrees to assign to Lessee all of its rights thereto, except as otherwise provided in Section 15.5 above. In any other event, the entire Award shall belong to and be paid to Lessor. In the case of a temporary taking, notwithstanding any provisions herein to the contrary, and provided there does not exist an Event of Default under the Lease or any of the other Lease Documents and Lessee has not received any notice regarding any event or state of facts which, with the passage of time, would constitute an Event of Default if not cured by Lessee, and Lessee has not effected such cure, Lessor shall release the proceeds from any such Award which relate to the Term of this Lease to Lessee to restore the Leased Property in accordance with the provisions of this Lease. To the extent Lessor retains any Award or any portion of an Award, the amounts so retained shall reduce the Total Purchase Price with the result that Base Rent will be reduced accordingly.

         15.7 Control of Proceedings. All proceedings involving any taking and the prosecution of claims arising out of any taking against the Condemnor shall be conducted, prosecuted and settled by Lessor, subject to the rights of any Fee Mortgagee. in its sole and absolute discretion unless and until Lessee completes the purchase of the Leased Property as provided for in Section 15.4 (which deals with partial or temporary Takings).

                                   ARTICLE 16

                               PERMITTED CONTESTS

         16.1 Lessee's Right to Contest. To the extent of the express references made to this Article 16 in other sections of this Lease, Lessee, on its own or on Lessor's behalf (or in Lessor's name), but at Lessee's sole cost and expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, with attorneys reasonably satisfactory to Lessor, the amount, validity or application, in whole or in part, of any Imposition, Legal Requirement, Insurance Requirement, lien, attachment, levy, encumbrance, charge or claim relating to the Leased Property provided that (a) in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof in All Material Respects, (b) neither the Leased Property nor any Rent therefrom nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited, attached or lost, (c) in the case of a Legal Requirement, Lessor would not be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings, (d) in the event that any such contest shall involve a sum of money or potential loss in excess of Twenty-Five Thousand ($25,000), then, in any such event, Lessee shall deliver to Lessor an Officer's Certificate and opinion of counsel, if appropriate to the effect set forth in clauses (a), (b) and (c), to the extent applicable, (e) in the case of a Legal Requirement and/or an Imposition, lien, encumbrance or charge,

Lessee shall give such cash security, bond or other security reasonably satisfactory to Lessor as may be demanded in good faith by Lessor to insure ultimate payment of the same and to prevent any sale or forfeiture of the affected portion of the Leased Property or the Rent by reason of such non-payment or non-compliance, (f) in the case of an Insurance Requirement, the coverages required by Article 13 shall be maintained, (g) if such contest be finally resolved against Lessor or Lessee, Lessee shall, as Additional Charges due hereunder, promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Legal Requirement or Insurance Requirement, and (h) no Event of Default under this Lease has occurred and Lessee has not received any notice regarding any event or state of facts which, with the passage of time, would constitute an event of default if not cured by Lessee, and Lessee has not effected such cure; PROVIDED, HOWEVER, the provisions of this Article 16 shall not be construed to permit Lessee to contest the payment of Rent or any other sums payable by Lessee to Lessor hereunder.

         16.2 Lessor's Cooperation. Lessor, at Lessee's sole cost and expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in any such contest, so long as the same does not expose Lessor to any civil or criminal liability, and, if reasonably requested by Lessee or if Lessor so desires because of a reasonable concern regarding the attorneys being retained by Lessee, Lessor shall join as a party therein.

         16.3 Lessee's Indemnity. Lessee, as more particularly provided for in
Section 13.2, shall indemnify, defend (with counsel acceptable to Lessor) and save Lessor harmless against any liability, cost or expense of any kind, including, without limitation, attorneys' fees and expenses that may be imposed upon Lessor in connection with any such contest and any loss resulting therefrom and in the enforcement of this indemnification.

                                   ARTICLE 17

                                     DEFAULT

         17.1 Events of Default. Any one or more of the following events shall be an "Event of Default" hereunder:

         (a) An Event of Default continuing beyond applicable grace periods, if any, as so defined under any other lease transactions or loan transactions of any kind or nature, now existing or in the future entered into, between (i) Lessor, or any Affiliate of Lessor, and (ii) Lessee, or any Affiliate of Lessee, or Guarantor, or any Affiliate of Guarantor, including, but not limited to, under any of the Lease Documents;

         (b) Lessee shall fail (i) to make a payment of Base Rent and/or Additional Rent payable by Lessee under this Lease when the same becomes due and payable, and such failure continues for ten (10) days following the due date thereof, or (ii) to deposit and maintain the Credit Enhancement as required under Section 6.2 when the same becomes due and payable, and such failure continues for ten (10) days after the due date thereof, or (iii) to make a payment of Additional Charges payable by Lessee to Lessor under this Lease when the same becomes due and payable, and such failure to pay Additional Charges continues for ten (10) days after written notice to Lessee of such failure;

         (c) Lessee shall fail to observe or perform any other term, covenant or condition of this Lease on its part to be performed, and such failure is not cured by Lessee within a period of thirty (30) days after receipt by Lessee of notice specifying such failure, unless such cure is commenced but such failure cannot with due diligence be cured within a period of thirty (30) days, in which case such failure shall not be deemed to continue if Lessee proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof within a period of one hundred twenty (120) days after such notice and such failure does not impair Lessor's rights with respect to the Leased Property; PROVIDED, HOWEVER, that with respect to the Events of Default specified in clauses (d) through (n) below, there shall be no required notice nor any grace period except as may be specifically set forth in the particular clause in question;

         (d) The filing by or against Lessee or any Guarantor of any petition under Federal or state law pertaining to bankruptcy or insolvency or for a reorganization or other relief (except that in respect of involuntary proceedings there shall be a sixty (60) day grace period in which Lessee may cure the default by obtaining the final dismissal of such proceedings);

         (e) A receiver, trustee or similar officers' or creditors' committee shall be appointed to take charge of any property of or to operate or wind up the affairs of Lessee or Guarantor (except that in respect of involuntary proceedings there shall be a sixty (60) day grace period in which Lessee may cure the default by obtaining the final dismissal of such proceedings);

         (f) Lessee or Guarantor shall: (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act, (iii) make any assignment, trust, mortgage or other transfer in trust or otherwise for the benefit of its creditors, (iv) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, (v) file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, (vi) commit any act which would permit the entry of an order for relief under the Bankruptcy Reform Act of 1978 (or any successor thereto), or (vii) make or offer a composition of Lessee's or Guarantor's debts, as the case may be, with its creditors;

         (g) Lessee or Guarantor shall be liquidated or dissolved, or shall begin proceedings toward such liquidation or dissolution, or Lessee shall, in any manner, permit the sale or divestiture of substantially all of its assets; or, there is a merger or consolidation of Lessee into, or a sale of Lessee or substantially all of Lessee's assets to, another corporation other than a merger with, or a consolidation into or sale to, another corporation which is a wholly-owned Subsidiary of the Guarantor which assumes the obligations of Lessee hereunder and which continues to satisfy the requirement that Lessee be a single purpose entity;

         (h) the estate or interest of Lessee in the Leased Property or any part thereof shall be taken by execution or by process of law or shall be levied upon or attached in any proceeding and the same shall not be vacated or discharged within the later of ninety (90) days after commencement thereof or thirty (30) days after receipt by Lessee of notice thereof from Lessor (unless Lessee shall be diligently and continuously contesting such lien or attachment in good faith in accordance with Article 16 hereof);

         (i) except as a result of damage or destruction which results from a casualty or a partial or complete Condemnation or as a result of the performance of repairs required by the provisions of this Lease or the construction of improvements made in accordance with the provisions of this Lease, Lessee ceases operations on any material portion of the Leased Property for a period in excess of thirty 30 days;

         (j) (1) any of the representations or warranties made in this Lease or any of the other Lease Documents proves to be inaccurate when made and as a result there is a Material Adverse Effect on any of Lessee, the Guarantor or the Leased Property or (2) any of the warranties or representations which continue in effect during the Term of this Lease pursuant to Section 10.2 become inaccurate during the Term of this Lease and as a result there is a Material Adverse Effect on any of Lessee, the Guarantor or the Leased Property, and in the event of either (1) or (2) above, such inaccuracy is not cured within thirty
(30) days after receipt by Lessee of notice from Lessor of such in inaccuracy, provided, however, that if (A) such cure is commenced but cannot with due diligence be fully effected within a period of thirty (30) days, then as long as Lessee proceeds promptly and with due diligence to effect such cure and diligently completes the curing thereof within a period of one hundred twenty
(120) days after such notice and (B) such failure to cure does not create any irreparable Material Adverse Effect on either the Leased Property or Lessor's rights under the Lease Documents, there shall be no Event of Default on account of any such inaccuracy until such 120-day period has fully elapsed;

         (k) the dissolution or cessation of existence, or sale of all or substantially all of the assets, of the Guarantor (unless the same is the result of a merger or consolidation of Guarantor into, or a sale of Guarantor or substantially all of Guarantor's assets to, a Person with a Tangible Net Worth equal to or greater than the Tangible Net Worth of Guarantor as of the date of such merger, consolidation or sale and such Person assumes, by execution of a new Guaranty, all past, present and future obligations of the Guarantor under this Lease and all of the other Lease Documents), (ii) the Guarantor shall fail to make any payment when due under the Guaranty or (iii) if any other default shall occur under the Guaranty which is not cured within thirty (30) days after notice;

         (l) any default by Lessee or Guarantor under any credit or other financing agreement in connection with Lessee's or such Guarantor's major lines of credit (i.e., involving $5,000,000 or more), which is not cured within the applicable grace period, if any, set forth in the documents and agreements evidencing such major line of credit;

         (m) [Intentionally Omitted]

         (n) any transfer of any beneficial interest in Lessee (other than as permitted by Article 20 or a transfer to the Guarantor or an Affiliate of Lessee or the Guarantor so long as Lessee and/or such Affiliate remains a wholly-owned (i.e., Lessee and all intermediary corporations in the chain of ownership between one Guarantor and Lessee are 100% owned by either the Guarantor or by a 100% owned Subsidiary of the Guarantor and if such transferee assumes the obligations of Lessee under the Lease Documents), direct or indirect, Subsidiary of Guarantor) or any transfer, assignment or subletting of all or any portion of the Leased Property not in strict compliance with the provisions of Article 20.

         17.2 Remedies.

         (a) If any Event of Default shall have occurred, Lessor may at its option terminate this Lease by giving Lessee not less than ten (10) days' notice of such termination, or exercise any one or more of its rights and remedies under this Lease, or the other Lease Documents, or as available at law or in equity and upon the expiration of the time fixed in such notice, the Term shall terminate (but only if Lessor shall have specifically elected by a written notice to so terminate the Lease) and all rights of Lessee under this Lease shall cease. Notwithstanding the foregoing, in the event of Lessee's failure to pay Base Rent and/or Additional Rent, if such Base Rent and/or Additional Rent remains unpaid beyond ten (10) days from the due date thereof, Lessor shall not be obligated to give ten (10) days notice of such termination or exercise of any of its other rights and remedies under this Lease, or the other Lease Documents, or otherwise available at law or in equity, and Lessor shall be at liberty to pursue any one or more of such rights or remedies without further notice. No taking of possession of the Leased Property by or on behalf of Lessor, and no other act done by or on behalf of Lessor, shall constitute an acceptance of surrender of the Leased Property by Lessee or reduce Lessee's obligations under this Lease or the other Lease Documents, unless otherwise expressly agreed to in a written document signed by an authorized officer or agent of Lessor.

         (b) Lessee shall, to the extent not prohibited by law, pay as Additional Charges all costs and expenses incurred by or on behalf of Lessor, including, without limitation, reasonable attorney's fees and expenses, as a result of any Event of Default hereunder.

         (c) If any Event of Default shall have occurred, whether or not this Lease has been terminated pursuant to Paragraph (a) of this Section, Lessee shall, to the extent not prohibited by law, if required by Lessor so to do, upon not less than ten (10) days' prior notice from Lessor, immediately surrender to Lessor the Leased Property pursuant to the provisions of Paragraph (a) of this Section and quit the same, and Lessor may enter upon and repossess the Leased Property by reasonable force, summary proceedings, ejectment or otherwise, and may remove Lessee and all other Persons and any and all of Lessee's

Personal Property from the Leased Property subject to the rights of any patients or any sublessees who are not Affiliates of either Lessee or any Guarantor and to any requirement of law. Lessor shall use reasonable, good faith efforts to relet the Leased Property or otherwise mitigate damages suffered by Lessor as a result of Lessee's breach of this Lease.

         (d) In addition to all of the rights and remedies of Lessor set forth in this Lease and the other Lease Documents, if Lessee shall fail to pay any Rent due to Lessor hereunder (whether denominated as Base Rent, Additional Rent or Additional Charges) within five (5) Business Days after same shall have become due and payable, then and in such event Lessee shall also pay to Lessor a late payment service charge (in order to partially defray Lessor's administrative and other overhead expenses) equal to two hundred-fifty ($250) dollars plus interest on such unpaid sum per day for each day or part thereof after the Payment Date thereof during which such payment shall not have been received by Lessor at the Overdue Rate, permissible under applicable law, it being understood that nothing herein shall be deemed to extend the due date for payment of any sums required to be paid by Lessee hereunder or to relieve Lessee of its obligation to pay such sums at the time or times required by this Lease.

         17.3 Damages. None of (a) the termination of this Lease pursuant to
Section 17.2, (b) the eviction of Lessee or the repossession of the Leased Property, (c) the failure of Lessor, notwithstanding reasonable good faith efforts, to relet the Leased Property, (d) the reletting of all or any portion thereof, or (e) the failure of Lessor to collect or receive any rentals due upon any such reletting, shall relieve Lessee of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. In any such event, Lessee shall forthwith pay to Lessor all Rent due and payable with respect to the Leased Property to and including the date of such termination, repossession or eviction. Thereafter, Lessee shall forthwith pay to Lessor, at Lessor's option, either:

                  (i) the sum of: (A) all Rent that is due and unpaid at the date of termination, repossession or eviction, whichever is later, together with interest thereon at the Overdue Rate to the date of payment, plus (B) the worth (calculated in the manner stated below) of the amount by which the unpaid Rent for the balance of the Term after such date exceeds the fair market rental value of the Leased Property for the balance of the Term, plus (C) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course would be likely to result therefrom; or

                  (ii) each installment of Rent and other sums payable by Lessee to Lessor under this Lease as the same would have become due and payable if Lessee's right of possession or other rights under the Lease had not been terminated, or if Lessee had not been evicted, or if the Leased Property had not been repossessed which Rent and other sums shall bear interest at the Overdue Rate from the date when due until paid, and Lessor may enforce, by action or otherwise, any other term or covenant of this Lease. There shall be credited against Lessee's obligation under this Clause (B) amounts actually collected by Lessor from another tenant to whom the Facility may have actually been leased or, if Lessor is operating the Facility for its own account, the actual Cash Flow of the Facility.

         In making the determinations described in subparagraph (i) above, the "worth" of unpaid Rent shall be determined by a court having jurisdiction thereof using the lowest rate of capitalization (highest present worth) reasonably applicable at the time of such determination and allowed by applicable law and the Additional Rent shall be deemed to be the same as the average Additional Rent of the preceding five (5) full Fiscal Years, or if shorter, the average Additional Rent for the Fiscal Years or portions thereof since the date that Additional Rent commenced to accrue or such other amount as either party shall prove reasonably could have been earned during the remainder of the Term or any portion thereof.

         17.4 Lessee Waivers. If this Lease is terminated pursuant to Section 17.2, Lessee waives, to the extent not prohibited by applicable law, (a) any right of redemption, re-entry or repossession, (b) any right to a trial by jury in the event of summary proceedings to enforce the remedies set forth in this
Article 17, and (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.

         17.5 Application of Funds. Any payments otherwise payable to Lessee which are received by Lessor under any of the provisions of this Lease during the existence or continuance of any Event of Default shall be applied to Lessee's Obligations in the order which Lessor may reasonably determine or as may be required by the laws of the State.

         17.6 [Intentionally Omitted].

         17.7 Lessee's Obligation to Purchase.

                  17.7.1 Lessor's Option. Lessor shall have the option to require Lessee to purchase the Leased Property from Lessor for the Put Price upon not less than ninety (90) days prior written notice ("Notice to Purchase") given at any time if an Event of Default has occurred under the Lease and is continuing.

                  17.7.2 Certain Definitions. As used in this provision: (a) "Put Price" shall mean the sum of (i) all Rent due and unpaid under the Lease through the date of payment of the Put Price, plus (ii) the Option Price as calculated in Section 19.4.4; (b) "Closing Date" shall mean the date so specified in the Notice To Purchase; and (c) "Place of Closing" shall mean the place so specified in the Notice To Purchase.

                  17.7.3 Closing and Payment. Upon the exercise of such option by Lessor, Lessee shall purchase and acquire the Leased Property at 11:00 a.m. local time on the Closing Date and shall pay the Put Price to Lessor in immediately available federal funds on the Closing Date upon delivery of a special warranty deed from Lessor conveying all of Lessor's right, title and interest in and to the Leased Property (including, without limitation, any leasehold interest either as lessor or lessee, which may have been assigned to Lessor in conjunction with this Lease) at the Place of Closing. Upon delivery of the deed and payment of the Put Price, the parties obligations under this Lease and all of the other Lease Documents shall terminate except for (a) the indemnification obligations set forth herein, (b) the obligation to adjust Additional Rent or (c) any other provision of this Lease which expressly provides that it survives termination. Such conveyance shall be made subject to all Permitted Encumbrances, the claims of all Persons claiming by, through or under Lessee or any Affiliate thereof, and any other matters assented to by Lessee or any Affiliate thereof, and all matters for which Lessee or any Affiliate thereof has responsibility under any of the Lease Documents, but otherwise shall not be conveyed subject to any lien or encumbrance created by Lessor or any person who succeeds to the interest of Lessor under the Lease (other than an Encumbrance permitted under Article 21 which may be assumed, or taken subject to, without cost to Lessee); it being agreed that if Lessee assumes any outstanding mortgage encumbering the Leased Property, the amount of cash payable against the Put Price on the Closing Date shall be reduced by the amount of mortgage indebtedness assumed by Lessee. Lesser may use all or any portion of the Put Price to discharge any liens or encumbrances created by Lessor or any other person who subsequently holds the interest of Lessor under the Lease (provided that releases or discharges are recorded or filed simultaneously with the deed or arrangements therefor reasonably satisfactory to the title insurer are made for obtaining such releases or discharges). All expenses of such conveyance including, without limitation, the cost of title examination, title insurance, reasonable attorneys' fees, transfer taxes and recording taxes and other fees incurred by Lesser in connection with such conveyance, shall be paid by Lessee without deduction from the Put Price.

                  17.7.4 "As-Is"; No Conditions. The Leased Property and the entire interest of Lessor therein shall be conveyed to Lessee in "AS IS" condition, with absolutely no warranties or representations of any nature whatsoever, either express or implied (except for the special warranty covenants of the special warranty deed), and without any adjustment for any reason to the Put Price other than for assumed liabilities contemplated by this Lease. Lessor shall also release and assign to Lessee any interest pending insurance claims or pending claims to any Award. No fact or condition including, but not limited to, any damage or destruction to the Leased Property, the existence of any violation of any Legal Requirements, the absence or validity of any Permits or Contracts, or the bankruptcy or insolvency of Lessee or of any Affiliate thereof, shah constitute, on any basis whatsoever, grounds for Lessee to refuse to complete the purchase as required by this provision.

                  17.7.5 Unconditional Obligation. Lessee unconditionally agrees to purchase the Leased Property if and to the extent required by this provision in accordance with the terms hereof and agrees that its obligation to so purchase shall be subject to specific enforcement by Lessor. The obligation to purchase the Leased Property set forth in this provision shall be a separate and distinct Obligation of Lessee which is in addition to, but not in limitation of, all other obligations of Lessee hereunder or under any of the other Lease Documents.

              17.7.6 Perpetuities. If not sooner terminated, the obligation to Purchase under this provision shall terminate twenty (20) years following the death of the last surviving member of the class of Persons consisting of all lineal descendants of the late Joseph P. Kennedy (the father of the late John F. Kennedy, former President of the United States) who are living on the date hereof.

      17.8 Lessor's Right to Cure. If Lessee shall fail to make any payment, or to perform any act required to be made or performed under this Lease and to cure the same within the relevant time periods provided in Section 17.1, Lessor, after five (5) Business Days' prior notice to Lessee (except in an emergency when such shorter notice shall be given as is reasonable under the circumstances), and without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property for such purpose and take all such action thereon as, in Lessor's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, in each case, to the extent permitted by law) so incurred, together with a late charge thereon (to the extent permitted by law) at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor, shall be paid by Lessee to Lessor on demand as an Additional Charge. The obligations of Lessee and rights of Lessor contained in this Article shall survive the expiration or earlier termination of this Lease.

      17.9 No Waiver By Lessor. Lessor shall not by any act, delay, omission or otherwise (including, without limitation, the exercise of any right or remedy hereunder) be deemed to have waived any of its rights or remedies hereunder or under any of the other Lease Documents unless such waiver is in writing and signed by Lessor, and then, only to the extent specifically set forth therein. No waiver at any time of any of the terms, conditions, covenants, representations or warranties or time periods for performance of any of the Lease Documents shall be construed as a waiver of any other term, condition, covenant, representation or warranty of any of the Lease Documents, nor shall such a waiver in any once instance or circumstances be construed as a waiver of the same term, condition, covenant, representation or warranty in any subsequent instance or circumstance. No such failure, delay or waiver shall be construed as creating a requirement that Lessor must thereafter, as a result of such failure, delay or waiver, give notice to Lessor or the Guarantor, or any other Person that Lessor does not intend to, or may not, give a further waiver or to refrain from insisting upon the strict performance of the terms, conditions, covenants, representations and warranties set forth in the Lease Documents before Lessor can exercise any of its rights or remedies under any of the Lease Documents or before any Event of Default under any of the Lease Documents can occur, or as establishing a course of dealing for interpreting the conduct of and agreements between Lessor and Lessee, the Guarantor, or any other Person.

      The acceptance by Lessor of any payment that is less than payment in full of all amounts then due under any of the Lease Documents at the time of the making of such payment shall not: (a) constitute a waiver of the right to exercise any of Lessor's remedies at that time or at any subsequent time; (b) constitute an accord and satisfaction; or (c) nullify any prior exercise of any remedy, without the express written consent of Lessor. Any failure by Lessor to take any action under this Lease or any of the other Lease Documents by reason of a default hereunder or thereunder, or indulgences granted from time to time, shall not be construed as a novation of this Lease or any of the other Lease Documents or as a waiver of such right or of the right of Lessor thereafter (i) to insist upon strict compliance with the terms of this Lease or any of the other Lease Documents, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or under applicable law; and to the maximum extent not prohibited by applicable law, Lessor hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing.

      17.10 Cumulative Remedies. With exception of Lessor's exercise of its rights under Section 17.7 above, the rights and remedies set forth under this Lease are in addition to all other rights and remedies afforded to Lessor under any of the other Lease Documents or at law or in equity, all of which are hereby reserved by Lessor, and this Lease is made and accepted without prejudice to any such rights and remedies. All of the rights and remedies of Lessor under each of the Lease Documents shall be separate and cumulative and may be exercised concurrently or successively in Lessor's sole and absolute discretion.

                                   ARTICLE 18

               SURRENDER OF LEASED PROPERTY OR LEASE; HOLDING OVER

      18.1 Yield-Up. Lessee shall, upon the expiration or prior termination of the Term, vacate and surrender and yield-up the Leased Property to Lessor in good repair and condition, in compliance with all Legal Requirements, all Insurance Requirements, and in compliance with the provisions of Article 8 (which deal with maintenance and repair) except for: (a) ordinary wear and tear (subject to the obligation of Lessee to maintain the Leased Property in good order and repair during the entire Term of the Lease); (b) damage caused by the gross negligence or willful acts of Lessor; and (c) any damage or destruction described in Article 14 or resulting from a Taking described in Article 15 which Lessee is not required by the terms of this Lease to repair or restore.

      18.2 Transfer of Contracts and Permits. In the ninety (90) day period prior to any termination of this Lease and following any Event of Default, at Lessor's option, Lessee shall use its best efforts to transfer and assign to Lessor or its designee, or assist Lessor or its designee in obtaining, any Contracts and Permits (other than those Contracts, including Provider Agreements, which are included in the definition of Accounts Receivable) required or used by Lessee for the then operation of the Facility. Upon the termination of this Lease (other than as a result of Lessee's purchase of the Leased Property pursuant to Section 17.7, Section 19.3 or Section 19.4), at Lessor's option, Lessor shall assume all obligations which are to be performed under the Contracts and Permits from and after the date of such termination.

      18.3 No Acceptance of Surrender. Except at the termination of the Term in the ordinary course, no surrender to Lessor of this Lease or of the Leased Property or any part of any thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.

      18.4 Holding Over. If Lessee shall for any reason remain in possession of the Leased Property after the expiration of the Term or any earlier termination of the Term without written authorization from Lessor, such possession shall be as a tenant at sufferance during which time Lessee shall pay as rental each month (i) 118% of one-twelfth of the aggregate Base Rent and Additional Rent payable with respect to the last complete Fiscal Year prior to the expiration or earlier termination of the Term; and (ii) all Additional Charges accruing during the month. During such period of tenancy, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue its occupancy and use of the Leased Property. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease. If Lessee becomes such a tenant at sufferance, Lessee shall not be held to a term longer than month-to-month.

                                   ARTICLE 19

                         PURCHASE OF THE LEASED PROPERTY

      19.1. Purchase of the Leased Property. Except to the extent inconsistent with the provisions of Section 19.4 (in which event the provisions of Section
19.4 shall govern any sale made pursuant to the Purchase Option), in the event Lessee purchases the Leased Property from Lessor pursuant to any of the terms of this Lease, the provisions of Section 17.7 shall apply as though such sale were being conducted as a "put" under said Section 17.7.

      19.2 Appraisals.

              19.2.1 Designation of Appraisers. In the event that it becomes necessary to determine the Fair Market Value of the Leased Property for any purpose of this Lease, the party required or permitted to give notice of such required determination shall include in the notice the name of a Person selected to act as appraiser on its behalf. Within ten (10) days after receipt of any such notice, Lessor (or Lessee, as the case may be) shall by notice to Lessee (or Lessor, as the case may be) appoint a second Person as appraiser on its behalf.

              19.2.2 Appraisal Process. The appraisers thus appointed, each of whom must be a member of the American Institute of Real Estate Appraisers (or any successor organization thereto), shall, within thirty (30) days after the date of the notice appointing the first appraiser, proceed to appraise the Leased Property to determine the Fair Market Value thereof as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date); provided, however, that if only one appraiser shall have been so appointed, or if two appraisers shall have been so appointed but only one such appraiser shall have made such determination within 50 days after the making of Lessee's or Lessor's request, then the determination of such appraiser shall be final and binding upon the parties. If two appraisers shall have been appointed and shall have made their determinations within the respective requisite periods set forth above and if the difference between the amounts so determined shall not exceed ten percent (10%) of the lesser of such amounts, then the Fair Market Value shall be an amount equal to 50% of the sum of the amounts so determined. If the difference between the amounts so determined shall exceed ten percent (10%) of the lesser of such amounts, then such two appraisers shall have 20 days to appoint a third appraiser, but if such appraisers fail to do so, then either party may request the American Arbitration Association or any successor organization thereto to appoint an appraiser within 20 days of such request, and both parties shall be bound by any appointment so made within such twenty (20) day period. If no such appraiser shall have been appointed within such 20 days or within 90 days of the original request for a determination of Fair Market Value, whichever is earlier, either Lessor or Lessee may apply to any court having jurisdiction to have such appointment made by such court. Any appraiser appointed by the original appraisers, by the American Arbitration Association or by such court shall be instructed to determine the Fair Market Value within 30 days after appointment of such Appraiser. The determination of the appraiser which differs most in terms of dollar amount from the determinations of the other two appraisers shall be excluded, and fifty percentage (50%) of the sum of the remaining two determinations shall be final and binding upon Lessor and Lessee as the Fair Market Value for such interest.

              19.2.3 Specific Enforcement and Costs. This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Lessor and Lessee shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other cost and expenses incurred in connection with each appraisal.

      19.3 Lessee's Right of Refusal. During the Term of the Lease, so long as there exists no Event of Default, under this Lease at the time of exercise and on the date of closing, and Lessee has not received any notice regarding any event or state of facts which, with the passage of time, would constitute an event of default if not cured by Lessee, and Lessee has not effected such cure, Lessee shall have a "Right of First Refusal" as hereinafter described. If Lessor receives a bona fide written offer to purchase the Leased Property from a Person (the "Offer") acceptable to Lessor in Lessor's sole and absolute discretion and Lessor elects, in Lessor's sole and absolute discretion, to sell, ground lease or otherwise transfer the Leased Property other than is permitted by Article 21 below in accordance with the Offer, Lessor shall notify Lessee and Lessee shall have thirty (30) days following Lessee's receipt of Lessor's notice of the Offer to elect to purchase the Leased Property on the same terms and conditions as specified in the Offer. Unless Lessor receives notice from Lessee within such thirty (30) day period setting forth Lessee's election to so purchase the Leased Property and unless thereafter Lessee completes the acquisition of the Leased Property exactly as provided for, and by the date specified, in the Offer, Lessor shall be at liberty, and shall have the absolute and unconditional right, to sell the Leased Property to any Person within the next twelve (12) months substantially on the terms and conditions set forth in the Offer or on any other terms and conditions more favorable to Lessor and such sale, if so completed, shall extinguish Lessee's Right of First Refusal. Lessee's Right of First Refusal shall not apply to and shall survive: (a) any sale or transfer of the Leased Property or any portion thereof to Meditrust or any Affiliate of Lessor or of Meditrust; or (b) any foreclosure of any Fee Mortgage. The Right of Refusal shall in all events terminate upon any termination of this Lease.

      19.4 Lessee's Option to Purchase.

              19.4.1 Conditions to Option. On the conditions (which conditions Lessor may waive, at its sole option, by notice to Lessee at any time) that (a) at the time of exercise and on the date of Closing, there exists no Event of Default, under this Lease and, Lessee has not received any notice regarding any event or state of facts which, with the passage of time, would constitute an Event of Default if not cured by Lessee, and Lessee has not effected such cure, and (b) Lessee strictly complies with the provisions of this Section, then Lessee shall have the option to purchase (the "Purchase Option"), the Leased Property, at the price and upon the terms hereinafter set forth.

              19.4.2. Exercise of Option. This Purchase Option shall permit Lessee to purchase the Leased Property on any of the seventh (7th), tenth
(10th), twelfth (12th), fifteenth (15th) and, if the option for the Extended Term has been effectively exercised, the twentieth (20th) anniversaries of the Fixed Term Commencement Date (any of such dates hereinafter called a "Permitted Option Date") and shall be exercised by notice given by Lessee to Lessor (the "Lessee's Purchase Option Notice") at least one hundred eighty (180) days (but not more than two hundred seventy (270) days) prior to the relevant Permitted Option Date.

              19.4.3 Conveyance. If this Purchase Option is so exercised, the Leased Property shall be conveyed by a good and sufficient special warranty deed (the "Deed") running to Lessee or to such grantee as Lessee may designate by notice to Lessor at least seven (7) days before the Time of Closing. The Deed shall convey insurable title thereto, free from encumbrances and encroachments from or on the Leased Property, except: (a) applicable laws and regulations of any Governmental Authority; (b) taxes for the period beginning with the Fixed Term Commencement Date; (c) any liens for municipal betterments that are not due as of the Time of Closing; and (d) (i) the matters listed in Exhibit B attached hereto, (ii) any encumbrances created by Lessee and (iii) any other encumbrances recorded after the Fixed Term Commencement Date provided such other encumbrances do not unreasonably interfere with the use and enjoyment of the Leased Property for the Primary Intended Use.

      19.4.4 Calculation of Option Price. The price (the "Option Price") for the Leased Property pursuant to this Purchase Option shall be equal to the sum of
(a) the "Total Purchase Price" (reduced only by the amounts of: (i) any Award previously received and retained by Lessor net of the costs of obtaining the same and (ii) any insurance proceeds previously received and retained by Lessor, net of costs of obtaining the same) plus (b) the amount, if any, by which the Fair Market Value of the Leased Property at the time of closing exceeds the Fair Market Value of the Leased Property at the Fixed Term Commencement Date less any increases to the Fair Market Value of the Leased Property which is attributable solely to those Capital Additions paid for by Lessee pursuant to the provisions of Article 9 of this Lease.

              19.4.5 Payment of Option Price. The Option Price shall be paid by Lessee at the Time of Closing in immediately available federal funds.

              19.4.6 Place and Time of Closing. If this Purchase Option is exercised, the closing shall occur and the Deed shall be delivered (the "Closing") at the Phoenix office of Lessor at 11:00 a.m. (M.S.T.) on the relevant Permitted Option Date (such time, as the same may be extended by mutual written agreement of Lessor and Lessee, being hereinafter referred to as the "Time of Closing"). It is agreed that time is of the essence of this Purchase Option.

              19.4.7 Condition of Leased Property. The Leased Property is to be purchased "AS IS" and "WHERE IS" as of the Time of Closing, with absolutely no warranties or representations of any nature whatsoever, either express or implied except for the special warranty covenants of the special warranty deed).

              19.4.8 [Intentionally Omitted]

              19.4.9 [Intentionally Omitted]

              19.4.10 Merger by Deed. The acceptance of the Deed by Lessee or the grantee designated by Lessee, as the case may be, shall be deemed to be a full performance and discharge of every agreement and obligation to be performed by Lessor and Lessee contained or expressed in this Lease and in all of the other Lease Documents, except for (a) the indemnification obligations set forth herein, (b) the obligation to adjust Additional Rent, or (c) any other provision of this Lease which expressly provides that it survives termination.

              19.4.11 Use of Purchase Price to Clear Title. To enable Lessor to make conveyance as provided in this Section 19.4, Lessor may, at the Time of Closing, use the Purchase Price or any portion thereof to clear the title of any or all encumbrances or interests, provided that all instruments so procured are recorded contemporaneously with the Closing or reasonable arrangements acceptable to Lessee and title insurer are made for a recording subsequent to the Time of Closing.

              19.4.12 Lessee's Default. If Lessee delivers Lessee's Purchase Option Notice and fails to consummate the purchase of the Leased Property in accordance with the terms hereof for any reason other than a Lessor's default as described in Section 19.4.13 below: (a) Lessee shall thereafter have no further right to purchase the Leased Property pursuant to this Section 19.4, although this Lease shall otherwise continue in full force and effect; and (b) Lessor shall have the right to sue for specific performance of Lessee's obligations to purchase the Leased Property provided such suit for specific performance is commenced within one (1) year after the relevant Permitted Option Date on which such sale was supposed to occur.

              19.4.13 Lessor's Default. If Lessor defaults in its obligations to Lessee under this Section 19.4, Lessee shall have the right to sue for specific performance of Lessor's obligations to sell the Leased Property in accordance with the provisions of this Lease provided such suit for specific performance is commenced within one (1) year after the relevant Permitted Option Date on which such sale was supposed to occur. However, Lessor's defaults hereunder shall be limited to the following: (a) Lessor refuses to deliver the Deed or any other related instruments contemplated by this Section 19.4; (b) Lessor fails or is unable to remove either (i) any voluntary lien securing the payment of money imposed against the Leased Property by Lessor or (ii) any other encumbrances created by Lessor and not permitted under Section 19.4.3(d) (iii) above; or (c) Lessor's failure or inability to remove any involuntary liens existing against the Leased Property as a result of claims made against Lessor (other than involuntary liens which would have been avoided if Lessee had fully and punctually performed all of its obligations under this Lease and the other Lease Documents). If Lessee commences such suit for specific performance and prevails, Lessor shall also be liable to Lessee for all reasonable attorneys' fees and other costs incurred by Lessee in connection with such suit for specific performance.

                                   ARTICLE 20

                            SUBLETTING AND ASSIGNMENT

      20.1 Subletting and Assignment. Except as specifically set forth in Sections 20.2 and 20.4 below, Lessee may not, without the prior written consent of Lessor, which consent shall be at Lessor's sole and absolute discretion, assign this Lease or sublet all or any part of the Leased Property. For purposes of this Section 20.1, the term "assign" shall be deemed to include, but not be limited to, any one or more sales, pledges (other than pledges to the lenders under the Principal Credit Agreement) or other transfers hereafter of any of the capital stock of Lessee or sales or pledges or other transfers of the capital or substantially all of the assets of Lessee, but shall exclude any such stock sales or transfers to an Affiliate of Lessee, so long as Lessee and/or such Affiliate remains a wholly-owned, direct or indirect, Subsidiary of the Guarantor which assumes all obligations of Lessee hereunder and continues to satisfy the requirement that Lessee hereunder be a single purpose entity as required by the provisions of this Lease.

      20.2 Permitted Subleases. Notwithstanding the foregoing, Lessee shall have the right to enter into subleases of portions of the Leased Property without Lessor's prior consent with respect to (a) any subleases under which a physician is the sublessee, (b) any sublease involving less than 5,000 square of space in the aggregate to any particular sublessee, or (c) any other sublease which is executed in compliance with the following requirements:

              (i) the portion of the Leased Property to be sublet shall not include any space or area, other than any such space or area within medical office buildings located at the Facility, which is required for or used in connection with the Primary Intended Use nor shall the subletting detract in any material manner from the Primary Intended Use;

              (ii) the only uses permitted under the sublet shall be for one or more specified Other Permitted Uses;

              (iii) Lessor shall be provided with evidence reasonably satisfactory to it that the proposed subtenant is of sound business reputation and has the financial capacity to pay and perform its obligations in connection with the approved sublet;

              (iv) the proposed sublet shall not be at less than the then current fair market value rent (provided that space may be sublet to an Affiliate, including for the purposes of this clause only an entity which is controlled by or under common control with Guarantor or Lessee, so long as for the purpose of computing the Additional Rent, the then current fair market value rent is imputed); and

              (v) the form and content of the sublease has been approved by Lessor (it being agreed that once a "form sublease" has been approved by Lessor, only material deviations from the approved form sublease shall require further approval by Lessor).

      Lessor shall be provided with not less than thirty (30) days prior written notice from Lessee of any proposed sublet for which consent is required, which written notice shall be accompanied by detailed information and data sufficient to enable Lessor to fully evaluate the proposal. Lessor shall not unreasonably withhold, delay or condition its approval as to the reputation and financial capacity of the subtenant or the equivalence of the proposed sublet rent to fair market value rent (as provided in clauses (c) and (d)), but all other items of approval under clause (e) shall be subject to Lessor's sole and absolute discretion. As to any approved subletting, Lessor shall provide a non-disturbance of possession and recognition agreement for the subtenant so long as the subtenant provides an agreement to attorn in accordance with Section
20.3. below.

      20.3 Attornment. Lessee shall insert in each sublease permitted under
Section 21.2, provisions to the effect that (a) such sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Lessor hereunder, (b) except in the case of a sublease with an Affiliate of Lessee or the Guarantor, in the event this Lease shall terminate before the expiration of such sublease, the sublessee thereunder will attorn to Lessor and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder as a result of the termination of this Lease, (c) in the event this Lease shall terminate before the expiration of a sublease with an Affiliate of Lessee or the Guarantor, the sublessee thereunder will, at Lessor's option, either vacate or attorn to Lessor and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder, as a result of the termination of this Lease, and (d) in the event the sublessee receives a written notice from Lessor or Lessor's assignees, if any, stating that an Event of Default has occurred and is continuing under this Lease, the sublessee shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such notice or as such party may direct. All rentals received from the sublessee by Lessor or Lessor's assignees, if any, as the case may be, shall be credited against the amounts owing by Lessee under this Lease.

      20.4 Permitted Assignments. Notwithstanding Section 20.1 above, (a) Lessee, and any permitted successors and assigns, may convey minority, non-controlling stock ownership interests in Lessee to physicians who are members in good standing of the medical staff of the Facility, so long as Lessee remains a majority-owned, direct or indirect, Subsidiary of the Guarantor or (b) Lessee may merge with, or consolidate into or be sold to, another corporation which is a wholly-owned Subsidiary of the Guarantor, which assumes all obligations of Lessee hereunder and which continues to satisfy the requirement that Lessee be a single purpose entity.

                                   ARTICLE 21

                   TITLE TRANSFERS AND LIENS GRANTED BY LESSOR

      21.1 No Merger of Title. There shall be no merger of this Lease or of the leasehold estate created hereby with the fee estate in the Leased Property by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (b) the fee estate in the Leased Property.

      21.2 Transfers By Lessor. If Lessor or any successor owner of the Leased Property shall convey the Leased Property in accordance with the terms hereof, other than as security for a debt, and the grantee or transferee of the Leased Property shall expressly assume all obligations of Lessor hereunder arising or accruing from and after the date of such conveyance or transfer, Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations, but not past liabilities and obligations, of Lessor under this Lease arising or accruing from and after the date such conveyance or other transfer as to the Leased Property and all such future liabilities and obligations shall thereupon be binding upon the new owner.

      21.3 Lessor May Grant Liens. Without the consent of Lessee, Lessor may, subject to the terms and conditions set forth below in this Section 21.3, from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement ("Encumbrance") upon Lessor's interest in the Leased Property, or any portion thereof or interest therein, whether to secure any borrowing or other means of financing or refinancing, provided that Lessee shall have no obligation to make payments under such Encumbrances and, unless otherwise expressly agreed by Lessee in writing, such Encumbrances are subject to Lessee's leasehold estate. Lessee hereby agrees that any such Encumbrance may provide that Lessee's right of first refusal set forth in Section 19.3 above to purchase the Leased Property, if any, shall not be applicable upon a foreclosure sale or transfer in lieu thereof; however, both Lessee's right of first refusal under Section 19.3 and Lessee's option to purchase the Leased Property in accordance with Section 19.4 above shall expressly survive a foreclosure sale or transfer in lieu thereof. Lessee shall subordinate this Lease to the lien of any such Encumbrance, on the condition that the beneficiary or holder of such Encumbrance executes a non-disturbance agreement in conformity to Section 21.4. To the extent that any such Encumbrance consists of a mortgage or deed of trust on Lessor's interest in the Leased Property the same shall be called a "Fee Mortgage" and the holder thereof shall be called a "Fee Mortgagee".

      21.4 Subordination and Non-Disturbance. As a condition to Lessee's agreement to subordinate, Lessor will obtain and deliver to Lessee (and to any subtenant which is not an Affiliate of Lessee or of Guarantor agreements by the holder of any Fee Mortgage entered into after the date hereof which consents to this Lease and agrees that, notwithstanding any such overlease, mortgage, deed of trust, right, title or interest or any other Encumbrance, or any default, expiration, termination, foreclosure, sale, entry or other act or omission under, pursuant to or affecting any of the foregoing, Lessee shall not be disturbed in peaceful enjoyment of the Leased Property nor shall this Lease be terminated or cancelled at any time, except in the event an Event of Default occurs, in which case the terms and provisions expressly set forth herein shall apply; provided, however, that Lessee delivers an agreement of the type described in the following paragraph if so requested by the holder of an Encumbrance.

      At the request from time to time by one or more holders of any Encumbrance that may hereafter be placed upon the Leased Property or any part thereof by Lessor, and any and all renewals, replacements, modifications, consolidations, spreaders and extensions thereof, Lessee and each subtenant) will subordinate this Lease and all of Lessee's rights and estate hereunder to each such Encumbrance and agree with each such holder that Lessee will attorn to and recognize such holder or the purchaser at any foreclosure sale or any sale under a power of sale contained in any such Encumbrance as Lessor under this Lease for the balance of the Term then remaining and to effect that purpose, Lessee agrees to execute and deliver such instruments in recordable from as are reasonably requested by Lessor or much mortgage holder; provided, however, that each such holder simultaneously executes, delivers and records a written agreement as provided in the preceding paragraph.

                                   ARTICLE 22

                               LESSOR OBLIGATIONS

      22.1. Quiet Enjoyment. So long as no Event of Default shall have occurred and be continuing, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the Term hereof, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to the Permitted Encumbrances thereafter consented to by Lessee. No failure by Lessor to comply with the foregoing covenant shall give Lessee any right to cancel or terminate this Lease, or to fail to perform any other sum payable under this Lease, or to fail to perform any other obligation of Lessee hereunder. Notwithstanding the foregoing, Lessee shall have the right by separate and independent action to pursue any claim it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Article.

      22.2 Memorandum of Lease. Lessor and Lessee shall, promptly upon the request of either, enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the state in which the Leased Property is located, in which reference to this Lease, and all options contained herein, shall be made. Lessee shall pay all recording costs and taxes associated therewith.

      22.3 Default by Lessor. Lessor shall be in default of its obligations under this Lease only if Lessor shall fail to observe or perform any term, covenant or condition of this Lease on its part to be performed and such failure is not cured by Lessor within a period of thirty (30) days after notice thereof from Lessee (or such shorter time as may be necessary in order to protect the health or welfare of any Persons at the Facility), unless such failure cannot with due diligence be cured within a period of thirty (30) days, in which case such failure shall not be deemed to continue if Lessor has commenced such cure within such thirty (30) day period and proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof within one hundred twenty (120) days.

      22.4 Lessor's Warranties and Representations.

              22.4.1 Existence; Power; Qualification. Lessor is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Lessor has all requisite corporate power to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted and is duly qualified to do business and is in good standing in each jurisdiction (including the State) where such qualification is necessary or desirable in order to carry out its business as now conducted and as proposed to be conducted.

              22.4.2 Valid and Binding. Lessor is duly authorized to make and enter into all of the Lease Documents to which Lessor is a party and to carry out the transactions contemplated therein. All of the Lease Documents to which Lessor is a party have each been duly executed and delivered by Lessor, and each is a legal, valid and binding obligation of Lessor, enforceable in accordance with its terms.

              22.4.3 No Violation. The execution, delivery and performance of the Lease Documents and the consummation of the transactions thereby contemplated shall not result in any breach of, or constitute a default under, or result in the acceleration, or constitute an event which, with notice or passage of time, or both, will result in default or acceleration of any obligation of Lessor under any of the Permits and Contracts or any other contract, mortgage, lien, lease, agreement, instrument, franchise, arbitration award, judgment, decree, bank loan or credit agreement, trust indenture or other instrument to which Lessor, is a party or by which Lessor may be bound or affected and do not violate or contravene any Legal Requirements, restriction, order, judgment, writ decree or injunction to which Lessor is subject.

                                   ARTICLE 23

                                     NOTICES

      Any notice, request, demand, statement or consent made hereunder or under any of the other Lease Documents shall be in writing and shall be deemed given when personally delivered or tendered for delivery during normal business hours by recognized courier service, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provision for a receipt, postage or delivery charges prepaid, and addressed as follows:

If to Lessee:              OrNda HealthCorp of Phoenix, Inc.
                           c/o OrNda HealthCorp
                           3401 West End Avenue, Suite 700
                           Nashville, Tennessee 37203
                           Attn: Russell F. Tonnies,
                                 V.P. and Treasurer

With a copy to

Lessee's counsel:          OrNda HealthCorp
                           3401 West End Avenue, Suite 700
                           Nashville, Tennessee 37203
                           Attn: General Counsel

If to the Guarantor:       OrNda HealthCorp
                           3401 West End Avenue, Suite 700
                           Nashville, Tennessee 37203
                           Attn: Russell F. Tonnies,
                                 V.P. and Treasurer

If to Lessor:              Meditrust of Arizona, Inc.
                           c/o Meditrust Mortgage Investments, Inc.
                           197 First Avenue
                           Needham, Massachusetts 02194
                           Attn:    President

With copies to:            Meditrust Mortgage Investments, Inc.
                           197 First Avenue
                           Needham, Massachusetts 02194
                           Attn:    General Counsel

and                        Frank Giso III, Esq.
                           Choate, Hall & Stewart
                           Exchange Place
                           53 State Street
                           Boston, Massachusetts  02194

or such other address as Lessor, Lessee or Guarantor shall hereinafter from time to time designate in a written notice to the others given in such manner. Any notice given to Lessee or Guarantor by Lessor at any time shall not imply that such notice or any further or similar notice was or is required.

                                   ARTICLE 24

                        LIMITATION OF MEDITRUST LIABILITY

      The Declaration of Trust establishing Meditrust, dated August 6, 1995 (the "Declaration"), as amended, a copy of which is duly filed in the office of the Secretary of State of the Commonwealth of Massachusetts, provides that the name "Meditrust" refers to the trustees under the Declaration collectively as trustees, but not individually or personally; and that no trustee, officer, shareholder, employee or agent of Meditrust or its subsidiaries or other Affiliates shall be held to any personal liability, jointly, or severally, for any obligation of, or claim against Meditrust or its subsidiaries. All Persons dealing with Meditrust or Lessor, in any way, shall look only to the assets of Meditrust or Lessor, as applicable, for the payment of any sum or the performance of any obligations. Notwithstanding the foregoing, Lessee hereby acknowledges and agrees that Meditrust is not a party to this Lease and that Lessee shall look only to the assets of Lessor for the payment of any sum or performance of any obligations due by or from Lessor pursuant to the terms and provisions hereof.

                                   ARTICLE 25

                            MISCELLANEOUS PROVISIONS

      25.1 Broker's Fee Indemnification. Lessee shall and hereby agrees to indemnify, defend (with counsel at all times reasonably acceptable to Lessor) and hold

Lessor harmless from and against any and all claims for premiums or other charges, finder's fees taxes, brokerage fees or commissions and other similar compensation due in connection with any of the transactions contemplated by the Lease Documents. This indemnification shall include all attorneys' fees and expenses and court costs reasonably incurred by Lessor in connection with the defense against any such claims and the enforcement of this indemnification agreement and shall survive the termination of this Lease.

      25.2 No Joint Venture or Partnership. Neither anything contained in any of the Lease Documents, nor the acts of the parties hereto, shall create, or be construed to create, a partnership or joint venture between Lessor and Lessee. Lessee is not the agent or representative of Lessor and nothing contained herein or in any of the other Lease Documents shall make, or be construed to make, Lessor liable to any Person for goods delivered or services performed with respect to the Leased Property or for debts or claims accruing against Lessee. Lessee's obligations hereunder and under all of the Lease Documents are for the benefit of and are enforceable and shall be enforceable by Lessor and are not for the benefit of or enforceable by any other person except for successors and assigns of Lessor and Lessee and the Guarantor.

      25.3 Amendments, Waivers and Modifications. This Lease and the other Lease Documents set forth the entire agreement of the parties with respect to the subject matter hereof, and none of the terms, covenants, conditions, warranties or representations contained in this Lease or in any of the other Lease Documents may be renewed, replaced, amended, modified, extended, substituted, revised, waived, consolidated or terminated except by an agreement in writing signed by the Person against whom enforcement is sought or except as otherwise expressly provided for herein or in another Lease Document. The provisions of this Lease shall extend and be applicable to all renewals, replacements, amendments, extensions, substitutions, revisions, consolidations and modifications of the Lease and the other Lease Documents and the Permits and the Contracts; references herein and in the other Lease Documents, to the Permits and the Contracts shall be deemed to include any renewals, replacements, amendments, extensions, substitutions, revisions, consolidations or modifications thereof. Notwithstanding the foregoing, any reference contained in any of the Lease Documents, whether express or implied, to any renewal, replacement, amendment, extension, substitution, revisions, consolidation or modification of the Lease or any of the other Lease Documents or the Permits or the Contracts is not intended to constitute an agreement or consent by Lessor or Lessee to any such renewal, replacement, amendment, substitution, revisions, consolidation or modification; but, rather as a reference only, to those instances where Lessor or Lessee may give, agree or consent to any such renewal, replacement, amendment, extension, substitution, revision, consolidation or modification as the same may be required pursuant to the terms, covenants and conditions of any of the Lease Documents.

      25.4 Caption and Headings. The captions and headings set forth in this Lease and each of the other Lease Documents are included for convenience and reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of, or the scope or intent of, the Lease, any of the other Lease Documents or any parts hereof or thereof.

      25.5 Time is of the Essence. Time is of essence of each and every term, condition, covenant and warranty set forth herein or in any of the other Lease Documents.

      25.6 Counterparts. This Lease may be executed in one or more counterparts, each of which taken together shall constitute an original and all of which shall constitute one in the same instrument.

      25.7 Letter of Intent. This Lease and the other Lease Documents supersede in all respects the letter dated January 12, 1995 (and all prior iterations thereof) from Meditrust to Lessee ("Letter of Intent").

      25.8 WAIVER 0F JURY TRIAL. TO THE MAXIMUM EXTENT NOT PROHIBITED BY APPLICABLE LAW, LESSEE AND LESSOR HEREBY MUTUALLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT WHICH ANY PARTY HERETO MAY NOW OR HEREAFTER HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE LEASE OR ANY OF THE LEASE DOCUMENTS. Lessee hereby certifies that neither Lessor nor any of Lessor's representatives, agents or counsel has represented expressly or otherwise that Lessor would not, in the event of any such suit, action or proceeding seek to enforce this waiver to the right of trial by jury and acknowledges that Lessor has been induced by this waiver (among other things) to enter into the transactions evidenced by this Lease and the other Lease Documents and further acknowledges that Lessee has read the provisions of this Lease, and in particular, the paragraph containing this waiver, has consulted legal counsel, understands the rights that it is granting in this Lease and the rights that it is waiving in this paragraph in particular and makes the waiver set forth herein knowingly, voluntarily and intentionally; and Lessor hereby makes the same certification and acknowledgement to Lessee.

      25.9 Successors and Assigns. This Lease and the other Lease Documents shall (a) be binding upon, and inure to the benefit of, Lessee and Lessee's legal representatives and permitted successors and assigns, and (b) be binding upon, and inure to the benefit of, Lessor and any other Person who may now or hereafter hold the interest of Lessor under this Lease and their respective successors and assigns. Notwithstanding the foregoing, except for permitted subleases, other Permitted Encumbrances and as otherwise set forth in this Lease, Lessee shall not assign any of its rights or obligations hereunder or under any of the other Lease Documents without the prior written consent of Lessor, in each instance, which consent may be withheld Lessor's sole and absolute discretion. However, in the event Lessor enters into any sort of participation arrangement with any Person regarding this Lease (as distinct from a sale of the Leased Property or any other complete transfer of Lessor's interest in this Lease), Lessor will remain the party responsible for administering this Lease and will be the party with whom Lessee will deal regarding all matters relating to this Lease.

      25.10 No Third Party Beneficiaries. This Lease is solely for the benefit of Lessor, its successors and assigns, and Lessee, its permitted successors and assigns and nothing contained herein shall confer upon any person other than Lessee or Lessor, their successors and assigns, any right to insist upon or to enforce the performance or observance of any of the obligations contained herein, except only as may be otherwise specifically provided for in this case with respect to non-competition covenants. All conditions to the obligations of Lessor to advance or make available proceeds of insurance or Condemnation, or to release any deposits held for Impositions or insurance premiums are imposed solely and exclusively for the benefit of Lessor and Lessee, their successors and assigns. No other Person shall have standing to require satisfaction of such conditions in accordance with their terms, and no other Person shall, under any circumstances, be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lessor at any time if in Lessor's sole and absolute discretion, Lessor deems it advisable or desirable to do so.

      25.11 Governing Law. This Lease shall be construed and the rights and obligations of Lessor and Lessee shall be determined in accordance with the laws of the State.

      To the maximum extent not prohibited by applicable law, each of Lessor and Lessee hereby submits to the non-exclusive jurisdiction of the courts of the State and the United States District Court for the District in which the Leased Property is situated as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of or which respect to this Lease or any of the other Lease Documents and expressly waives any and all objections Lessor or Lessee, as applicable, may have as to venue in any of such courts.

      25.12 General. Except as specifically provided in this Lease to the contrary, all claims against, and liabilities of, Lessee or Lessor arising prior to any date of termination of this Lease shall survive such termination. If any term or provision of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any late charges provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate. Lessee waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance and waives all notices of the existence, creation, or incurring of new or additional obligations, except as to all of the foregoing as expressly provided for herein.

      25.13 True Lease. Lessor and Lessee agree that this Lease is in all respects a lease arrangement and is not intended as, and shall not be construed to be, a financing arrangement of any sort. Moreover, all rights and remedies between and among Lessor and Lessee shall be those rights and remedies as are applicable to a lessor lessee relationship and not those applicable to a borrower/lender relationship.

      IN WITNESS WHEREOF, the parties have caused this Lease to be executed and attested by their respective officers thereunto duly authorized.

                                      LESSEE:

                                      ORNDA HEALTHCORP OF PHOENIX, INC.

                                      By:    /s/ James H. Spalding
                                          -------------------------------
                                          Name:   James H. Spalding
                                          Title:  Vice President


                                      LESSOR:

                                      MEDITRUST OF ARIZONA, INC.


                                      By:   /s/ Michael S. Benjamin
                                          -------------------------------
                                          Michael S. Benjamin,
                                          Senior Vice President

STATE OF TENNESSEE         )
                           )        SS.
County of Davidson         )

      On this 6th day of March, 1995, before me the undersigned Notary Public, personally appeared, James H. Spalding, the Vice President of Ornda Healthcorp of Phoenix Inc., known to me to be the person whose name is subscribed to the within instrument, and acknowledged that the executed the same for the purposes therein contained.

      WITNESS my hand and official seal.


                                         ______________________________________
                                         Notary Public
                                         My Commission expires: _______________



STATE OF MASSACHUSETTS     )
                           )        ss.
County of Norfolk          )

      On this 25th day of February, 1995, before me, the undersigned Notary Public, personally appeared Michael S. Benjamin, the Senior Vice President of Meditrust of Arizona, Inc., known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

      WITNESS my hand and official seal.

                                         By: _____________________________
                                             Notary Public
                                             My Commission expires: __________

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF THE LAND

                                   EXHIBIT A-1

                                                            NO.   201-800-461381

PARCEL NO. 1:

Lots 8 through 24, inclusive, Block 1, of MONTEZUMA PLACE, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 1 of Maps, Page 40;

EXECPT the South 7 feet of Lots 8, 9 and 10; and

EXECPT that portion of Lots 8, 9 and 10 lying within Van Buren Street; and

EXCEPT that portion of Lots 11 and 12 lying within 40 feet of the center line of the Phoenix-Tempe State Highway as set forth in instrument recorded July 15, 1931 in Book 259 of Deeds, Page l66.

PARCEL NO. 2:

Lots 1, 2, 3, 4, 6, 8 and 10, of ERWIN HEIGHTS, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 15 of Maps, Page 43;

EXCEPT those portions of Lots 1 and 3 lying within the West 47 feet of the Southwest quarter of Section 3, Township 1 North, Range 3 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona; and

EXCEPT that part of Lot 1, described as follows:

BEGINNING at the intersection of the North line of said Lot 1 with the East Line of said West 47 feet;

thence Southerly along said East line a distance of 4 feet;

thence Northeasterly to a point on said North line which is 4 feet East of the POINT OF BEGINNING;

thence to the POINT OF BEGINNING.

PARCEL NO. 3:

Lots 8 through 18, inclusive, Block A, of MONTEZUMA HEIGHTS, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 6 of Maps, Page 50.

                                                                    Continued...

EXHIBIT A-1                                                              Page 2
(201-800-461381)

PARCEL NO. 4:

Lots 4 through 19, inclusive, Block B, of MONTEZUMA HEIGHTS according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 6 of Maps Page 50;

EXCEPT the West 5-1/2  feet of Lot 4; and

EXCEPT those portions of Lots 4 and 5 lying within 40 feet of the center line of the 18 foot Phoenix-Tempe State Highway as it existed on April 4, 1930, as conveyed by Deeds recorded in Book 259 of Deeds, Pages 156 and 161.

PARCEL NO. 5:

Lots 1 through 16, inclusive, Block D, of MONTEZUMA HEIGHTS, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 6 of Maps, Page 50.

PARCEL NO. 6:

Lots 1 through 13, inclusive, Block F, of MONTEZUMA HEIGHTS according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 6 of Maps, Page 50;

EXCEPT BEGINNING at the Northwest corner of Lot 4;

thence East, along the North line of Lot 4, a distance of 8 feet thence South to a point on the South line of Lot 4, a distance of 5 feet East of the Southwest corner of Lot 4;

thence West 5 feet to the Southwest corner of Lot 4;

thence North 50 feet to the POINT OF BEGINNING.

PARCEL NO. 7:

The North half of that portion of the East-West alley adjoining Lots 5, 6 and 7 in Block F, of MONTEZUMA HEIGHTS, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 6 of Maps, Page 50, and lying between the Southerly prolongation of the East line of Lot 5 and the Southerly prolongation of a line parallel to and 2.6 feet West of the East line of Lot 7 in said Block E, MONTEZUMA HEIGHTS; and


                                                                    Continued...

EXHIBIT A-1                                                              Page 3
(201-800-461381)


The South half of that portion of the East-West alley adjoining Lot 4 on the North in Block F of MONTEZUMA HEIGHTS, according to Book 6 of Maps, Page 50, records of Maricopa County, Arizona, and included between the Northerly prolongation of the East line parallel to and 8 feet East of the West line of said Lot 4 in said Block F, MONTEZUMA HEIGHTS.

PARCEL NO. 8:

Lot 1, of ST. LUKE'S HOSPITAL MEDICAL CENTER, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 220 of Maps, Page 46; and Lot 2, of ST. LUKE'S HOSPITAL MEDICAL CENTER - UNIT 2, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 234 of Maps, Page 49.

EXCEPT that portion of Parcel No. 8 described as follows:

Lot 1, of HARRINGTON ARTHRITIS RESEARCH CENTER, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 265 of Maps, Page 7.

PARCEL NO. 9:

Tracts 2 and 3, inclusive, of ST. LUKE'S PLACE, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book __27 of Maps, Page 35.

PARCEL NO. 10:

Lots 9 and 10, Block E, of MONTEZUMA HEIGHTS, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 6 of Maps, Page 50;

TOGETHER with that part of the South half of Taylor Street (abandoned; shown as Toltec Street on said plat) lying between the Northerly prolongations of the West line of said Lot 9 and a line which is parallel with and 7.5 feet East of the East line of said Lot 9; and

TOGETHER with that part of the West half of the abandoned alley adjoining in the East line of said lots and lying between the Easterly prolongations of the North line of said Lot 9 and the South line of said Lot 10;

Said street and alley having been abandoned by Resolution No. 15702 of the City of Phoenix, Arizona, as recorded in the office of said County Recorder in Docket 15450, Page 1583 thereof.

                                                                    Continued...

EXHIBIT A-1                                                              Page 4
(201-800-461381)


PARCEL NO. 11:

Lot 1, of HARRINGTON ARTHRITIS RESEARCH CENTER, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 265 of Maps, Page 7;

EXCEPT that portion of said Lot 1, HARRINGTON ARTHRITIS RESEARCH CENTER described as follows:

COMMENCING at the intersection of Patricio Street and the South line of Section 3, Township 1 North, Range 3 East, from which the Southwest corner of said
Section 3 bears North 89 degrees 53 minutes 17 seconds West, a distance of
994.37 feet;

thence North 00 degrees 03 minutes 43 seconds West along the monument line of Patricio Street a distance of 253.44 feet to a point;

thence South 89 degrees 53 minutes 41 seconds East, a distance of 25.00 feet to a point on the Easterly right of way line of Patricio Street and the TRUE POINT OF BEGINNING;

thence continuing South 89 degrees 53 minutes 41 seconds East, a distance or
274.83 feet to a point on the Westerly right of way line of 18th Street;

thence South 00 degrees 03 minutes 18 seconds East along said right of way line a distance of 186.86 feet to an angle point;

thence South 45 degrees 02 minutes 36 seconds West, a distance of 25.41 feet to a point on the Northerly right of way line of Van Buren Street;

thence North 89 degrees 51 minutes 04 seconds West (record), North 89 degrees 51 minutes 52 seconds West (measured) along said right of way line a distance of
201.89 feet (record), 201.83 feet (measured) to a point on the Easterly line of said Lot 1, MONTEZUMA HEIGHTS, according to Book 6 of Maps, Page 50, in the records of Maricopa County;

thence North 00 degrees 03 minutes 28 seconds West along said Easterly line, a distance of 140.89 feet to a point;

thence South 89 degrees 54 minutes 57 seconds West, a distance of 54.98 feet to a point on the Easterly right of way line of Patricio Street;

thence North 00 degrees 03 minutes 43 seconds West along said Easterly right of way line a distance of 64.05 feet to the TRUE POINT OF BEGINNING.


                                                                    Continued...

EXHIBIT A-1                                                              Page 5
(201-800-461381)


PARCEL NO. 12:

A permanent irrevocable easement for public utilities created by instrument recorded _______ in ______________, of Official Records modifying; easement recorded December 28, 1990 in 90-575500, of Official Records on and over the following described property:

COMMENCING at the intersection of Patricio Street and the South line of Section 3, Township 1 North, Range 3 East, from which the Southwest corner of said
Section 3 bears North 89 degrees 51 minutes 17 seconds West, a distance of
994.37 feet;

thence North 00 degrees 03 minutes 43 seconds West along the monument Line of Patricio Street a distance of 253.44 feet to a point;

thence South 89 degrees 53 minutes 41 seconds East, a distance of 25.00 feet to a point on the Easterly right of way line of Patricio Street and the TRUE POINT OF BEGINNING;

thence continuing South 89 degrees 53 minutes 41 seconds East, distance of
274.83 feet to a point on the Westerly right of line of 18th Street;

thence South 00 degrees 03 minutes 18 seconds East along said right of way line a distance of 186.86 feet to an angle point;

thence South 45 decrees 02 minutes 36 seconds West, a distance of 25.41 feet to a point on the Northerly right of way line of Van Buren Street;

thence North 89 degrees 51 minutes 04 seconds West (record), North 89 degrees 51 minutes 52 seconds West (measured) along said right of way line a distance of
201.89 feet (record), 201.83 feet (measured) to a point on the Easterly line of said Lot 1, MONTEZUMA HEIGHTS, according to Book 6 of Maps, Page 50, in the records of Maricopa County;

thence North 00 degrees 03 minutes 28 seconds West along said Easterly line, a distance of 140.89 feet to a point;

thence South 89 degrees 54 minutes 57 seconds West, a distance of 54.98 feet to a point on the Easterly right of way line of Patricio Street;

thence North 00 degrees 03 minutes 43 seconds West along said Easterly right of way line a distance of 64.05 feet to the POINT OF BEGINNING.

                                   EXHIBIT A-2

                                                              NO. 201-800-661382

PARCEL NO. 1:

All that portion of the Northwest quarter of the Southwest quarter of Section 22, Township 1 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

BEGINNING at a point in the center line of the George Ditch, 38 feet West and 631 feet South of the place where the East and West center line of Section 22, Township 1 North, Range 4 East, crosses the center line of Mill Avenue;

thence West 822.45 feet (recorded 822 feet) to a fence along the boundary of Southern Pacific Railway right-of-way;

thence in a Southeasterly direction along the Northeasterly right-of-way line of the Southern Pacific Railway and parallel thereto to a point 62.4 feet West of the center line of Mill Avenue and which point is the fence along the West side of Mill Avenue;

thence in a Northerly direction 628.49 feet (recorded 630 feet) along said fence making the West boundary of Mill Avenue to the point of beginning;

EXCEPTING therefrom all that portion lying Easterly of the Westerly line of the land described as follows:

COMMENCING at the intersection of the centerline of Mill Avenue and the centerline of Hudson Lane as depicted on the plat of COLLEGE VIEW, a subdivision according to Book 30 of Maps, Page 4, records of Maricopa County, Arizona;

thence South 89 degrees 25 minutes 29 seconds West, along the centerline of said Hudson Lane, 70.00 feet;

thence South 00 degrees 34 minutes 31 seconds East 30.00 feet, to the South line of said Hudson Lane, said point being the TRUE POINT OF BEGINNING;

thence South 37 degrees 28 minutes 01 seconds East, 25.01 feet, to a point on a line parallel to and 55 feet Westerly of centerline of said Mill Avenue;

thence South 00 degrees 36 minutes 00 seconds East, along said parallel line,
636.80 feet to a point on the West line of said Mill Avenue;

thence North 01 degrees 36 minutes 03 seconds East along said West line, 326.10 feet;


                                                               Continued . . .

EXHIBIT A-2                                                              Page 2
(201-800-661382)


thence North 00 degrees 49 minutes 10 seconds East, along said West line, 100.00 feet;

thence North 00 degrees 36 minutes 00 seconds West, along said West line, 220.97 feet;

thence North 45 degrees 35 minutes 11 seconds West, along said West line, 14.15 feet to the South line of said Hudson Lane;

thence South 89 degrees 25 minutes 29 seconds West, along said South line, 20.00 feet to the TRUE POINT OF BEGINNING.

PARCEL NO. 2:

That part of the Northwest quarter of the Southwest quarter of Section 22, Township 1 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

COMMENCING at the intersection of the West line of Mill Avenue and the South line of Hudson Lane as shown on the plat of COLLEGE VIEW, recorded in Bock 30 of Maps, Page 4, records of Maricopa County, Arizona;

thence South 89 degrees 25 minutes West, a distance of 250 feet along the South line of said Hudson Lane to the POINT OF BEGINNGIN;

thence continuing South 89 degrees 25 minutes West a distance of 90 feet more or less to the Northeast corner of said Lot 7 of said COLLEGE VIEW;

thence South 0 degrees 36 minutes East a distance of 115 feet the Northwest corner of Lot 5 of said COLLEGE VIEW;

thence North 89 degrees 25 minutes East a distance of 90 feet, more or less, along the North line of said Lot 5 to a point 250 feet from the West line of Mill Avenue;

thence North 0 degrees 36 minutes West a distance of 115 feet the POINT OF BEGINNING.

PARCEL NO. 3:

That part of Lot 5, of COLLEGE VIEW, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 30 of Maps, Page 4, described as follows:

BEGINNING at a point on the North Line of said Lot 5, South 89 degrees 25 minutes West a distance of 250 feet from the Northeast corner of said lot;

                                                               Continued . . .

EXHIBIT A-2                                                              Page 3
(201-800-661382)


thence continuing South 89 degrees 25 minutes West a distance of 90 feet, more or less, to the Northwest corner of said lot;

thence South 0 degrees 36 minutes West, a distance of 119.44 feet to the Southwest corner of said lot;

thence North 88 degrees 50 minutes 10 seconds East along the South line of said lot a distance of 90 feet, more or less, to a point 250 feet from the West line of Mill Avenue;

thence North 0 degrees 36 minutes East a distance of 119.44 feet, more or less, to the POINT OF BEGINNING.

PARCEL NO. 4:

The East 75 feet of Lot 7, of COLLEGE VIEW, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 30 of Maps, Page 4.

PARCEL NO. 5:

The West 25 feet of Lot 7 and the East 50 feet of Lot 9, of COLLEGE VIEW, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 30 of Maps, Page 4.

PARCEL NO. 6:

The West half of Lot 9 and the East 25 feet of Lot 11, of COLLEGE VIEW, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 30 of Maps, Page 4.

PARCEL NO. 7:

That part of Lot 5, of COLLEGE VIEW, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 30 of Maps, Page 4, and

That part of the Northwest quarter of the Southwest quarter of Section 22, Township 1 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

BEGINNING at the intersection of the West line of Mill Avenue and the South Line of Hudson Lane, as shown on said plat of COLLEGE VIEW;

                                                                    Continued...

EXHIBIT A-2                                                              Page 4
(201-800-661382)


thence South 89 degrees 25 minutes West along said South line, 250 feet;

thence Southerly parallel with the said West line of Mill Avenue to the South line of said Lot 5;

thence Easterly along said South line, 250 feet to said West line of Mill
Avenue;

thence Northerly along said West line, 231.02 feet to the POINT OF BEGINNING;

EXCEPT the following 3 parcels deeded to the City of Tempe by Deed recorded in Docket 9638, Page 687, records of Maricopa County, Arizona, described as follows:

PARCEL NO. A:

The East 2.00 feet of Lot 5, of COLLEGE VIEW, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 30 of Maps, Page 4.

PARCEL NO. B:

The East 2.00 feet of that part of the Northwest quarter of the Southwest quarter of Section 22, Township 1 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

FROM the Northwest Corner of that said Northwest quarter of the Southwest quarter of Section 22;

thence North 89 degrees 25 minutes East along the quarter Section line, 1075.65 feet to the West line of Mill Avenue;

thence South 0 degrees 36 minutes East along the West line of Mill Avenue,
405.00 feet to the POINT OF BEGINNING of the parcel of land herein described and the Northeast corner thereof;

thence South 0 degrees 36 minutes East along the West Line of Mill Avenue,
115.00 feet;

thence South 89 degrees 25 minutes West, 340.00 feet;

thence North 0 degrees 36 minutes West, 115.00 feet to the South Line of Hudson Lane;


                                                                    Continued...

EXHIBIT A-2                                                              Page 5
(201-800-661382)


thence North 89 degrees 25 minutes East along the South line of Hudson Lane,
340.00 feet to the POINT OF BEGINNING.

PARCEL NO. C:

That part of the Northwest quarter of the Southwest quarter of Section 22, Township 1 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

FROM the Northwest corner of said Northwest quarter of the Southwest quarter of said Section 22;

thence North 89 degrees 25 minutes East along the quarter section line 1075.65 feet to the West line of Mill Avenue;

thence South 0 degrees 36 minutes East along the West line of Mill Avenue,
405.00 feet to a point on the South line of Hudson Lane;

thence South 89 degrees 25 minutes West 2.00 feet to the POINT OF BEGINNING;

thence continuing South 89 degrees 25 minutes West, along the South line of Hudson Lane, 10.00 feet;

thence Southeasterly to a point 40.00 feet West of the centerline of Mill Avenue, said point being 10.00 feet South of the POINT OF BEGINNING;

thence North to the POINT OF BEGINNING; and

EXCEPT the following parcel deeded to the City of Tempe by Deed recorded in 86-314301, of Official Records, records of County, Arizona, described as follows:

PARCEL NO. D:

COMMENCING at the intersection of the centerline of Mill Avenue and the centerline of Hudson Lane as depicted on the plat of COLLEGE VIEW, a subdivision according to Book 30 of Maps, Page 4, records of Maricopa County, Arizona;

thence South 89 degrees 25 minutes 29 seconds West, along the centerline of said Hudson Lane, 70.00 feet;

thence South 00 degrees 34 minutes 31 seconds East 30.00 feet, the South line of said Hudson Lane, said point of being the TRUE POINT OF BEGINNING;

                                                               Continued . . .

EXHIBIT A-2                                                              Page 6
(201-800-661382)


thence South 37 decrees 28 minutes 01 seconds East, 25.01 feet, to a point on a line parallel to and 55.00 feet Westerly of the centerline of said Mill Avenue;

thence South 00 degrees 36 minutes 00 seconds East, along said parallel line,
636.80 feet to a point on the West line of said Mill Avenue;

thence North 01 degrees 36 minutes 03 seconds East, along said West line, 326.10 feet;

thence North 00 degrees 49 minutes 10 Seconds East, along said West line, 100.00 feet;

thence North 00 degrees 36 minutes 00 seconds West, along said West Line, 220.97 feet;

thence North 45 degrees 35 minutes 11 seconds West, along said West line, 14.15 feet to the South line of said Hudson Lane;

thence South 89 degrees 25 minutes 29 seconds West, along said South line, 20.0 feet to the TRUE POINT OF BEGINNING.

PARCEL NO. 8:

Lots 11 and 13, of COLLEGE VIEW, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 30 of Maps, Page 4;

EXCEPT the East 25 feet of Lot 11.

                                   EXHIBIT A-3

            SUDORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

      This SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") is made as of February 1, 1995 by and among MEDITRUST OF ARIZONA, INC., a Delaware corporation, having its principal place of business at 197 First Avenue, Needham Heights, Massachusetts 02194 (together with all successors and assigns, hereinafter referred to as the "Landlord"), ORNDA, HEALTHCORP OF PHOENIX, INC., a California corporation, having its principal place of business at 1800 East Van Buren Street, Phoenix, Arizona 85006 (together with all successors and assigns, hereinafter referred to as the "Tenant"), and MEDITRUST, a Massachusetts business trust, having its principal place of business at 197 First Avenue, Needham Heights, Massachusetts 02194 (together with all successors and assigns, hereinafter referred to as the "Lender").

                             W I T N E S S E T H:

      WHEREAS, the Lender has made a loan (the "Loan") to the Landlord in the original principal amount of SIXTY-FIVE MILLION SIX HUNDRED FIFTY THOUSAND DOLLARS ($65,650,000.00), which Loan is evidenced by a Promissory Note dated as of February 1, 1995 made payable by the Landlord to the order of the Lender (as amended in writing from time to time, hereinafter referred to as the "Note");

      WHEREAS, payment of the indebtedness evidenced by the Note is secured, in part, by a Deed of Trust and Assignment of Rents (as amended in writing from time to time, hereinafter referred to as the "Deed of Trust") of even date and recorded in the Maricopa County (Arizona) Recorder's Office in Docket ______, Page ___, by the Landlord in favor of the Lender, encumbering the Landlord's fee interest in the real property and all of the improvements now or hereafter located thereon in Phoenix and Tempe, Maricopa County, Arizona (hereinafter collectively referred to as the "Mortgaged Property") as more particularly described on EXHIBITS A-1 and A-2 attached hereto and incorporated herein by reference;

      WHEREAS, the Note, the Deed of Trust and all other documents and instruments now or hereafter evidencing or securing the repayment of, or otherwise pertaining to and executed and delivered in connection with the Loan, each as amended in writing from time to time, are hereinafter collectively referred to as the "Loan Documents" and all indebtedness and all other covenants, terms, conditions and warranties under the Loan Documents are hereinafter collectively referred to as the "Mortgaged Indebtedness";

      WHEREAS, the Landlord and the Tenant have entered into a certain Facility Lease (as amended in writing from time to time, hereinafter referred to as the "Lease") of even date respecting the Mortgaged Property; and

      WHEREAS, the Lender has required that the Tenant execute and deliver this Agreement as a condition of the Lender's agreeing to make the Loan;

      NOW, THEREFORE, in consideration of the foregoing premises and the sum of Ten Dollars ($10) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby covenant and agree as follows:

      1. Subordination. The Tenant hereby agrees that the Lease and any amendments, consolidations, substitutions, extensions, renewals, replacements or modifications thereof, and all of its right, title and interest in and to the Mortgaged Property, including, without limitation, any options to purchase and rights of first refusal relating thereto, are and shall be subject and subordinate in all respects to all of the Loan Documents, including, without limitation, the lien of the Deed of Trust, and to all amendments, increases, revisions, substitutions, renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of the Mortgaged Indebtedness with the same force and effect as if the Note, the Deed of Trust and all other Loan Documents were each made, delivered and/or recorded prior to the making, delivery and/or recording of the Lease (or any memorandum or notice thereof).

      2. Nondisturbance. So long as there is no default (beyond any applicable notice and grace period expressly given the Tenant in the Lease to cure such default) in the payment of rent or in the performance or fulfillment of any of the terms, warranties, representations, covenants or conditions of the Lease, the Tenant's possession of the Mortgaged Property and the Tenant's rights and privileges under the Lease or any extensions or renewals thereof which may be effected in accordance with any option granted in the Lease shall not be diminished or interfered with by the Lender, and the Tenant's occupancy of the Mortgaged Property shall not be disturbed by the Lender during the term of the Lease or any extensions or renewals thereof.

      3. Attornment. If the interest of the Landlord shall be transferred to the Lender or any other person by reason of the Lender's exercise of any of its rights or remedies under the Loan Documents, including, without limitation, the exercise of the power of sale under the Deed of Trust or other proceeding brought to enforce the rights of the holder of the Deed of Trust, by deed in lieu of foreclosure or by any other method (each such other persons being hereinafter referred to as a "Purchaser"), and the Lender or such Purchaser succeeds to the interest of the Lender in the Mortgaged Property, the Tenant shall be bound to the Lender or such Purchaser, and the Lender or such Purchaser shall be bound to the Tenant under all of the terms, covenants, conditions and warranties under the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option granted in the Lease, with the same force and effect as if the Lender or such Purchaser were the Landlord under the Lease, and the Tenant does hereby attorn to the Lender or such

Purchaser as its landlord, said attornment to be effective and self-operative without the execution of any further instruments on the part of any parties hereto immediately upon the Lender or such Purchaser succeeding to the interest of the Landlord in the Mortgaged Property.

      Without limiting the foregoing, within fifteen (15) business days after written request by the Lender or such Purchaser, the Tenant agrees to execute and deliver to the Lender or such person, any instrument of further assurance reasonably requested by the Lender or such Person to confirm and acknowledge such attornment.

      Notwithstanding anything to the contrary contained herein, the Tenant shall be under no obligation to pay rent or any other charges due under the Lease to the Lender or such Purchaser until the Tenant receives written notice from the Lender or such Purchaser that it has succeeded to the interest of the Landlord in the Mortgaged Property (or that the Lender has exercised its rights under the Deed of Trust) and directing where such rent should be delivered.

      4. Notices. Any notice, request, demand, statement or consent made hereunder shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given when postmarked or placed in the possession of such mail or delivery service and addressed to the addresses set forth on the first page of this Agreement or at such other place as either party hereto may from time to time hereafter designate to the other in writing. Any notice given to the Tenant by the Lender at any time shall not imply that such notice or any further or similar notice was or is required.

      5. Governing Law. This Agreement shall be construed, and the rights and obligations of the Tenant and the Lender shall be determined, in accordance with the laws of the Commonwealth of Massachusetts, except that the laws of the State of Arizona.

      6. Successors and Assigns. This Agreement shall (a) be binding on the Tenant and the Tenant's heirs, executors, administrators, legal representatives, and permitted successors and assigns and (b) inure to the benefit of the Lender, any person who may now or hereafter hold any interest in the Loan and their respective successors and assigns. Notwithstanding the foregoing, the Tenant shall not assign or otherwise transfer this Agreement or any of its rights or obligations hereunder without the express written consent of the Lender in each instance, which consent may be withheld in the Lender's sole and absolute discretion.

      7. Limitation of Liability. The Declaration of Trust establishing the sole shareholder of the Lender, Meditrust, a Massachusetts business trust, dated August 6, 1985 (hereinafter referred to as the "Declaration"), a copy of which, together with all amendments thereto, is duly filed in the office of the Secretary of State of the Commonwealth of Massachusetts, provides that the name "Meditrust" refers to the trustees under the Declaration collectively as trustees, but not individually or personally;

and that no trustee, officer, shareholder, employee or agent of Meditrust or its Subsidiaries shall be held to any personal liability, jointly, or severally, for any obligation of, or claim against Meditrust or any of its Subsidiaries. All Persons dealing with Meditrust or the Lender, in any way, shall look only to the assets of Meditrust or the Lender, respectively, for the payment of any sum or the performance of any obligation. Furthermore, in no event shall the Lender or Meditrust ever be liable to the Tenant for any indirect or consequential damages suffered by the Tenant resulting from any cause whatsoever. Notwithstanding the foregoing, the Tenant hereby acknowledges and agrees that Meditrust is not a party to this Agreement and that the Tenant shall look only to the assets of the Lender for the payment of any sum or performance of any obligation due by or from the Lender pursuant to the terms, covenants and conditions hereof.

      8. Time of the Essence. Time is of the essence of each and every term, condition, covenant and warranty set forth herein.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as a sealed instrument on the date first above-mentioned.

                                    TENANT:

                                    ORNDA HEALTHCORP OF PHOENIX, INC., a
                                    California corporation


                                    By: _______________________________
                                        Name:  _____________________
                                        Title: ______________________
                                        hereunto duly authorized


                                    LANDLORD:

                                    MEDITRUST OF ARIZONA, INC., a Delaware
                                    corporation


                                    By: _______________________________
                                        Michael S. Benjamin, Senior
                                        Vice President


                                    LENDER:

                                    MEDITRUST, a Massachusetts business trust
                                    By: _______________________________
                                        Name:  _____________________
                                        Title: ______________________
                                        hereunto duly authorized

STATE OF: _____________
COUNTY OF:______________                        February ___, 1995


      Then personally appeared the above-named ____________________ who swore that he is the _______________ of OrNda HealthCorp of Phoenix, Inc., and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of said OrNda HealthCorp of Phoenix, Inc., before me,


                                    ____________________________________
                                    Notary Public
                                    My commission expires: _____________


                          COMMONWEALTH OF MASSACHUSETTS

Norfolk, ss                         February ___, 1995

      Then personally appeared the above-named Michael S. Benjamin who swore that he is the Senior Vice President of Meditrust of Arizona, Inc., and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of said Meditrust of Arizona, Inc., before me,


                                    ____________________________________
                                    Notary Public
                                    My commission expires: _____________



                          COMMONWEALTH OF MASSACHUSETTS

Norfolk, ss                         February ____,  1995

      Then personally appeared the above-named _________________, who swore that he is the __________________ of Meditrust, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of said Meditrust, before me,



                                    ____________________________________
                                    Notary Public
                                    My commission expires: _____________

                                   EXHIBIT A-4

            SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT


      This SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") is made as of February 1, 1995 by and among MEDITRUST OF ARIZONA, INC., a Delaware corporation, having its principal place of business at 197 First Avenue, Needham Heights, Massachusetts 02194 (together with all successors and assigns, hereinafter referred to as the "Landlord"), ORNDA HEALTHCORP OF PHOENIX, INC., a California corporation, having its principal place of business at 1800 East Van Buren Street, Phoenix, Arizona 85006 (together with all successors and assigns, hereinafter referred to as the "Tenant"), and MEDITRUST, a Massachusetts business trust, having its principal place of business at 197 First Avenue, Needham Heights, Massachusetts 02194 (together with all successors and assigns, hereinafter referred to as the "Lender").

                             W I T N E S S E T H:

      WHEREAS, the Lender has made a loan (the "Loan") to the Land1ord in the original principal amount of SIXTY-FIVE MILLION SIX HUNDRED FIFTY THOUSAND DOLLARS ($65,650,000.00), which Loan is evidenced by a Promissory Note dated as of February 1, 1995 made payable by the Landlord to the order of the Lender (as amended in writing from time to time, hereinafter referred to as the "Note");

      WHEREAS, payment of the indebtedness evidenced by the Note is secured, in part, by a Deed of Trust and Assignment of Rents (as amended in writing from time to time, hereinafter referred to as the "Deed of Trust") of even date and recorded in the Maricopa County (Arizona) Recorder's Office in Docket ______, Page _____ by the Landlord in favor of the Lender, encumbering the Landlord's fee interest in the real property and all of the improvements now or hereafter located thereon in Phoenix and Tempe, Maricopa County, Arizona (hereinafter collectively referred to as the "Mortgaged Property") as more particularly described on EXHIBITS A-1 and A-2 attached hereto and incorporated herein by reference;

      WHEREAS, the Note, the Deed of Trust and all other documents and instruments now or hereafter evidencing or securing the repayment of, or otherwise pertaining to and executed and delivered in connection with the Loan, each as amended in writing from time to time, are hereinafter collectively referred to as the "Loan Documents" and all indebtedness and all other covenants, terms, conditions and warranties under the Loan Documents are hereinafter collectively referred to as the "Mortgaged Indebtedness";

      WHEREAS, St. Luke's Hospital Medical Center (the successor of which is the Landlord), as Lessor, and St. Luke's Medical Office Building Partnership, Ltd. the successor of which is the Tenant), as lessee, entered into a certain Lease (as amended in writing from time to time, the "Lease") respecting a portion of the Mortgaged Property, a memorandum of which Lease is recorded with Maricopa County Recorder's Office on February 15, 1980 in Docket 14228, Page 773, as affected by a Supplement recorded with Maricopa County recorder's Office in Docket 14257, Page 1141; and

      WHEREAS, the Lender has required that the Tenant execute and deliver this Agreement as a condition of the Lender's agreeing to make the Loan;

      NOW, THEREFORE, in consideration of the foregoing premises and the sum of Ten Dollars ($10) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby covenant and agree as follows:

      1. Subordination. The Tenant hereby agrees that the Lease and any amendments, considerations, substitutions, extensions, renewals, replacements or modifications thereof, and all of its right, title and interest in and to the Mortgaged Property, including, without limitation, any options to purchase and rights of first refusal relating thereto, are and shall be subject and subordinate in all respects to all of the Loan Documents, including, without limitation, the lien of the Deed of Trust, and all amendments, increases, revisions, substitutions, renewals, modifications, consolidations, replacements and extensions thereof, the full extent of the Mortgaged Indebtedness with the same force and effect as if the Note, the Deed of Trust and all other Loan Documents were each made, delivered and/or recorded prior to the making, delivery and/or recording of the Lease (or any memorandum or notice thereof).

      2. Nondisturbance. So long as there is no default (beyond any applicable notice and grace period expressly given the Tenant in the Lease to cure such default) in the payment of rent or in the performance or fulfillment of any of the terms, warranties, representations, covenants or conditions of the Lease, the Tenant's possession of the Mortgaged Property and the Tenant's rights and privileges under the Lease or any extensions or renewals thereof which may be effected in accordance with any option granted in the lease shall not be diminished or interfered with by the Lender, and the Tenant's occupancy of the Mortgaged Property shall not be disturbed by the Lender during the term of the ease or any extensions or renewals thereof.

      3. Attornment. If the interest of the Landlord shall be transferred to the Lender or any other person by reason of the Lender's exercise of any of its rights or remedies under the Loan Documents, including, with limitation, the exercise of the power of sale under the Deed of Trust or other proceeding brought to enforce the rights of the holder of the Deed of Trust by deed in lieu of foreclosure or by any other method (each such other persons being hereinafter referred to as a "Purchaser"), and the Lender or such purchaser succeeds to the interest of the Lender in the Mortgaged Property, the Tenant shall be bound to the Lender or such Purchaser, and the Lender or such Purchaser shall be bound to the Tenant under all of the terms, covenants, conditions and warranties under the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option granted in the Lease, with the same force and effect as if the Lender or such Purchaser were the Landlord under the

Lease, and the Tenant does hereby attorn to the Lender or such Purchaser as its landlord, said attornment to be effective and self-operative without the execution of any further instruments on the part of any parties hereto immediately upon the Lender or such Purchaser succeeding to the interest of the Landlord in the Mortgaged Property.

      Without limiting the foregoing, within fifteen (l5) business days after written request by the Lender or such Purchaser, the Tenant agrees to execute and deliver to the Lender or such person, any instrument of further assurance reasonably requested by the Lender or such Person to confirm and acknowledge such attornment.

      Notwithstanding anything to the contrary contained herein, the Tenant shall be under no obligation to pay rent or any other charges due under the Lease to the Lender or such Purchaser until the Tenant receives written notice from the Lender or such Purchaser that it has succeeded to the interest of the Landlord in the Mortgaged Property (or that the Lender has exercised its rights under the Deed of Trust) and directing where such rent should be delivered.

      4. Notices. Any notice, request, demand, statement or consent made hereunder shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given when postmarked or placed in the possession of such mail or delivery service and addressed to the addresses set forth on the first page of this Agreement or at such other place as either party hereto may from time to time hereafter designate to the other in writing. Any notice given to the Tenant by the Lender at any time shall not imply that such notice or any further or similar notice was or is required.

      5. Governing Law. This Agreement shall be construed, and the rights and obligations of the Tenant and the Lender shall be determined, in accordance with the laws of the Commonwealth of Massachusetts, except that the laws of the State of Arizona.

      6. Successors and Assigns. This Agreement shall (a) be binding on the Tenant and the Tenant's heirs, executors, administrators, legal representatives, and permitted successors and assigns and (b) inure to the benefit of the Lender, any person who may now or hereafter hold any interest in the Loan and their respective successors and assigns. Notwithstanding the foregoing, the Tenant shall not assign or otherwise transfer this Agreement or any of its rights or obligations hereunder without the express written consent of the Lender in each instance, which consent may be withheld in the Lender's sole and absolute discretion.

      7. Limitation of Liability. The Declaration of Trust establishing the sole shareholder of the Lender, Meditrust, a Massachusetts business trust, dated August 6, 1985 (hereinafter referred to as the "Declaration"), a copy of which, together with all amendments thereto, is duly filed in the office of the Secretary of State of the Commonwealth of Massachusetts, provides that the name "Meditrust" refers to the trustees under the Declaration collectively as trustees, but not individually or personally;

and that no trustee, officer, shareholder, employee or agent of Meditrust or its Subsidiaries shall be held to any personal liability, jointly, or severally, for any obligation of, or claim against Meditrust or any of its Subsidiaries. All Persons dealing with Meditrust or the Lender, in any way, shall look only to the assets of Meditrust or the Lender, respectively, for the payment of any sum or the performance of any obligation. Furthermore, in no event shall the Lender or Meditrust ever be liable to the Tenant for any indirect or consequential damages suffered by the Tenant resulting from any cause whatsoever. Notwithstanding the foregoing, the Tenant hereby acknowledges and agrees that Meditrust is not a party to this Agreement and that the Tenant shall look only to the assets of the Lender for the payment of any sum or performance of any obligation due by or from the Lender pursuant to the terms, covenants and conditions hereof.

      8. Time of the Essence. Time is of the essence of each and every term, condition, covenant and warranty set forth herein.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as a sealed instrument on the date first above-mentioned.


                                    TENANT:

                                    ORNDA HEALTHCORP OF PHOENIX, INC., a
                                    California corporation

                                    By: ______________________________
                                    Name: ______________________
                                    Title: _______________________
                                    hereunto duly authorized

                                    LANDLORD:

                                    MEDITRUST OF ARIZONA, INC., a Delaware
                                    corporation

                                    By: ____________________________
                                        Michael S. Benjamin,
                                        Senior Vice President


                                    LENDER:

                                    MEDITRUST, a Massachusetts business trust

                                    By: _______________________________
                                    Name: ______________________
                                    Title: _______________________
                                    hereunto duly authorized

STATE OF: ________________
COUNTY OF:______________                        February _____, 1995


      Then personally appeared the above-named ____________________ who swore that he is the _______________ of OrNda HealthCorp of Phoenix, Inc., and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of said OrNda HealthCOrp of Phoenix, Inc., before me,


                                    ____________________________________
                                    Notary Public
                                    My commission expires: _______________


                          COMMONWEALTH OF MASSACHUSETTS

Norfolk, ss                               February ___, 1995

      Then personally appeared the above-named Michael S. Benjamin, who swore that he is the Senior Vice President of Meditrust of Arizona, Inc., and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of said Meditrust of Arizona, Inc., before me,


                                    ____________________________________
                                    Notary Public
                                    My commission expires: _______________


                          COMMONWEALTH OF MASSACHUSETTS

Norfolk, ss                               February ___, 1995

      Then personally appeared the above-named ___________________, who swore that he is the _____________________ of Meditrust and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of said Meditrust, before me,


                                    ____________________________________
                                    Notary Public
                                    My commission expires: _______________

                                    EXHIBIT B
                           PERMITTED TITLE EXCEPTIONS

                                    EXHIBIT C

                             [Intentionally Omitted]

                                    EXHIBIT D

                             [Intentionally Omitted]

                                    EXHIBIT E

                          LESSEE'S DISCLOSURE STATEMENT

                                      NONE

                                    EXHIBIT F

                          RATE LIMITATIONS IMPOSITIONS

      Rate Filing Requirements in Arizona - failure to file could result in refunds based on last-filed rates